UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 1, 2022

EVO PAYMENTS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-38504	82-1304484
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Ten Glenlake Parkway, South Tower, Suite 950 Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip code)

(770) 336-8463

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	EVOP	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

On August 1, 2022, EVO Payments, Inc., a Delaware corporation (“EVO Payments”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Global Payments Inc., a Georgia corporation (“Global Payments”), and Falcon Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Global Payments (“Merger Subsidiary”).

Merger Agreement

Pursuant to the Merger Agreement, and subject to the terms and conditions thereof, Merger Subsidiary will merge with and into EVO Payments (the “Merger”), with EVO Payments surviving the Merger as a wholly owned subsidiary of Global Payments. Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Class A Common Stock of EVO Payments, par value $0.0001 per share (“Class A Common Stock”) outstanding immediately prior to the Effective Time (including each share of Class A Common Stock issued upon (a) the Exchange and (b) the Conversion as described in further detail below) will be converted into the right to receive $34.00 in cash, without interest (such amount per share, the “Merger Consideration”), other than (i) those shares of Class A Common Stock owned by EVO Payments as treasury stock or otherwise, Global Payments or Merger Subsidiary, (ii) any shares of Class A Common Stock owned by any wholly owned subsidiary of Global Payments (other than Merger Subsidiary) or of EVO Payments (in each case, other than any such shares held in a fiduciary, representative or other capacity on behalf of third parties) and (iii) any shares as to which appraisal rights have been properly exercised, and not withdrawn, in accordance with the Delaware General Corporation Law.

The Merger Agreement also provides that, at the Effective Time, each outstanding EVO Payments restricted stock unit award with respect to Class A Common Stock that is not subject to performance-vesting conditions, and each outstanding unvested EVO Payments stock option, will generally be converted into a corresponding restricted stock unit or option award with respect to shares of Global Payments common stock, no par value (“Global Payments Common Stock”), adjusted based on the Equity Award Exchange Ratio. EVO Payments performance-vesting restricted stock unit awards will be converted into time-vesting restricted stock unit awards with respect to Global Payments Common Stock, with the number of shares of EVO Payments Class A Common Stock subject to the award prior to conversion determined as described in the Merger Agreement. Each such converted Global Payments equity award will be subject to the same terms and conditions (including vesting, exercisability and treatment upon termination terms) as applied to the corresponding EVO Payments equity award. Notwithstanding the foregoing, each outstanding EVO Payments equity award held by certain employees of EVO Payments whose employment is terminated without cause, or who resign for good reason, at the Effective Time, shall be vested and canceled in exchange for a cash payment equal to the Merger Consideration multiplied by the number of shares of EVO Payments Class A Common Stock underlying the award. Outstanding vested EVO Payments stock options will be canceled in exchange for a cash payment equal to the Merger Consideration less the applicable exercise price, with any vested stock options with an exercise price that is equal to or greater than the Merger Consideration canceled for no consideration. For purposes of the Merger Agreement, the “Equity Award Exchange Ratio” means the quotient of (A) the Merger Consideration divided by (B) the average of the closing sale prices of one share of Global Payments Common Stock on the New York Stock Exchange as reported by The Wall Street Journal for the fifteen consecutive full trading days ending on the trading day immediately preceding the closing of the Merger.

If the Merger is consummated, the Class A Common Stock will be delisted from the NASDAQ stock exchange and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Each of EVO Payments, Global Payments and Merger Subsidiary has made customary representations and warranties and covenants in the Merger Agreement, including, among others, covenants to use their respective reasonable best efforts to (i) take all actions necessary to effect the Merger, including using reasonable best efforts to take all actions to obtain required regulatory approvals, subject to the limitation that no action will be required if such action, individually or in the aggregate with any other action, would reasonably be expected to materially impair the benefits that Global Payments expects to achieve from the Merger and the transactions contemplated by the Merger Agreement and, (ii) in the case of EVO Payments, obtain approval of its stockholders. In addition, EVO Payments has agreed to other customary covenants, including, among others, covenants to conduct its business in the ordinary course and to refrain from taking certain specific actions during the interim period between the execution of the Merger Agreement and the Effective Time.

The obligations of the parties to consummate the Merger are subject to the satisfaction or waiver of customary closing conditions set forth in the Merger Agreement, including, among others, (i) the adoption of the Merger Agreement by the EVO Payments stockholders, (ii) the expiration or termination of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, as well as the receipt of certain additional regulatory approvals outside of the United States, (iii) the absence of any applicable law or order by a court or other governmental authority of competent jurisdiction in effect restraining, enjoining or otherwise prohibiting the Merger, (iv) the absence of a “Material Adverse Effect” (as defined in the Merger Agreement) with respect to EVO Payments, (v) the other party’s representations and warranties being true and correct (subject to certain customary materiality exceptions) and the other party having performed in all material respects its obligations under the Merger Agreement, (vi) the completion of (x) the Exchange and the Conversion (as described in further detail below) and (y) transactions contemplated by the Blueapple Sale Agreement (as described in further detail below) and (vii) the TRA Amendment being in full force and effect (as described in further detail below). The Merger is not conditioned on Global Payments or any other party obtaining debt financing.

The Merger Agreement provides that EVO Payments must comply with customary non-solicitation restrictions, including, among others, certain restrictions on its ability to solicit alternative Acquisition Proposals (as defined in the Merger Agreement) from third parties, to provide non-public information to third parties and to engage in negotiations with third parties regarding alternative Acquisition Proposals. Subject to certain customary “fiduciary out” exceptions, the EVO Payments board of directors is required to recommend that the EVO Payments stockholders adopt the Merger Agreement and to call a meeting of the EVO Payments stockholders to vote on a proposal to adopt the Merger Agreement.

Either EVO Payments or Global Payments may terminate the Merger Agreement prior to the Effective Time in certain circumstances, including, among others, (i) by mutual agreement, (ii) by either party if the Merger is not completed on or before May 1, 2023 (subject to two automatic three-month extensions in certain circumstances if required regulatory approvals have not been obtained by such date), (iii) by either party if a governmental authority of competent jurisdiction has issued a final non-appealable order or law permanently prohibiting the Merger , (iv) by either party if EVO Payments’ stockholders fail to adopt the Merger Agreement upon a vote taken thereon, and (v) by either party if the other party breaches its representations, warranties or covenants in the Merger Agreement or otherwise breaches its obligations under the Merger Agreement such that the applicable condition to the consummation of the Merger is not satisfied, subject in certain cases, to the right of the breaching party to cure the breach and payment of termination fees as described below. In addition, subject to the conditions and applicable termination fees as prescribed in the Merger Agreement, prior to obtaining approval of the EVO Payments stockholders, (x) EVO Payments may terminate the Merger Agreement in order to enter into a definitive agreement with a third party to effect the transaction contemplated by a Superior Proposal (as defined in the Merger Agreement), and (y) Global Payments may terminate the Merger Agreement in the event of an Adverse Recommendation Change (as defined in the Merger Agreement) with respect to the Merger or if EVO Payments breaches, in any material respect, its covenants not to solicit alternative Acquisition Proposals.

In addition, the Merger Agreement provides that EVO Payments must pay Global Payments a $100 million termination fee if Global Payments terminates the Merger Agreement in the event of an Adverse Recommendation Change, or if EVO Payments terminates the Merger Agreement to enter into a definitive agreement with a third party to effect the transaction contemplated by a Superior Proposal, as set forth in, and subject to the conditions of, the Merger Agreement. EVO Payments must also pay Global Payments a $100 million termination fee if the Merger Agreement is terminated in certain specified circumstances where an alternative Acquisition Proposal to the Merger has been made and not withdrawn at least three business days prior to the EVO Payments stockholders’ meeting and, within twelve (12) months following such termination, EVO Payments enters into a definitive agreement in respect of an alternative transaction or an alternative transaction is consummated (whether or not the same transaction contemplated by the alternative Acquisition Proposal as that referred to above).

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement has been attached to provide investors and security holders with information regarding its terms and is not intended to provide any factual information about EVO Payments, Merger Subsidiary or Global Payments. The representations, warranties and covenants in the Merger Agreement were made only for the purpose of the Merger Agreement and solely for the benefit of the parties to the Merger Agreement as of specific dates. Such representations, warranties and covenants may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, may or may not be accurate as of any specific date, and may be subject to important limitations and qualifications (including exceptions thereto set forth in the disclosure letter agreed to by the contracting parties) and may therefore not be complete. The representations, warranties and covenants in the Merger Agreement may also be subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in EVO Payments’ public disclosures.

Voting and Support Agreements

As an inducement to Global Payments entering into the Merger Agreement, on August 1, 2022, (x) MDCP Cardservices II LLC, Madison Dearborn Capital Partners VI-C, L.P. and MDCP Cardservices LLC (collectively, the “MDP Entities”), and (y) Mr. James G. Kelly, EVO Payments’ Chief Executive Officer (together with the MDP Entities, the “Stockholders”), who collectively beneficially own shares representing approximately 22% of the voting power of EVO Payments, entered into Voting and Support Agreements with Global Payments, Merger Subsidiary and EVO Payments (the “Voting Agreements”), pursuant to which the Stockholders have agreed to, among other things, (i) vote their shares in favor of the matters to be submitted to EVO Payments’ stockholders in connection with the Merger, (ii) vote their shares against any action, proposal, transaction or agreement that could reasonably be expected to impede, interfere with, delay, discourage, adversely affect or inhibit the adoption of the Merger Agreement or the timely consummation of transactions contemplated by the Merger, subject to the terms and conditions set forth in the Voting Agreement and (iii) exchange, in accordance with the terms of that certain Exchange Agreement, dated as of May 22, 2018 by and among EVO Payments, EVO Investco, LLC and the holders of common stock of EVO Payments and other persons party thereto (as amended on November 5, 2018, the “Exchange Agreement”), automatically and without further action on the part of any party, all of the Stockholder’s Paired Interests (as defined in the Exchange Agreement) in accordance with the terms of Section 2.04(a) and Section 2.01(f)(i) of the Exchange Agreement, effective immediately prior to and conditioned upon the Closing (the “Exchange”). Following the Exchange, the shares of Class A Common Stock issued upon such exchange will be converted into the right to receive the Merger Consideration pursuant to, and in accordance with the terms of, the Merger Agreement.

Additionally, as an inducement to Global Payments entering into the Merger Agreement, pursuant to its Voting Agreement, the MDP Entities each agreed to irrevocably and unconditionally convert all shares of Series A Convertible Preferred Stock of EVO Payments, par value $0.0001 (the “Series A Convertible Preferred Stock”) held by each such MDP Entity into Class A Common Stock, immediately prior to and contingent and conditioned upon the closing of the Merger (and in accordance with the terms of the Certificate of Designations of Series A Convertible Preferred Stock EVO Payments (the “Certificate of Designations”)) (such conversion, the “Conversion”). Following the Conversion, the Class A Common Stock into which the Series A Convertible Preferred Stock was converted will be entitled to receive the Merger Consideration payable in respect of shares of Class A Common Stock pursuant to the Merger Agreement. The MDP Entities have also agreed not to take any action that would reasonably be expected to impede, interfere with, delay, discourage, adversely affect, or inhibit the conversion of the Series A Convertible Preferred Stock for Class A Common Stock as contemplated by the Voting Agreement with the MDP Entities.

The foregoing description of the Voting Agreements is only a summary, does not purport to be complete and is qualified by reference to the full text of the (i) Voting Agreements, copies of which are attached as Exhibit 10.1 and Exhibit 10.2 hereto and incorporated by reference herein, (ii) the Exchange Agreement, a copy of which is attached as Exhibit 10.6 of EVO Payments’ Annual Report on Form 10-K for the year ended December 31, 2021 and incorporated by reference herein and (iii) the Certificate of Designations, a copy of which is attached as Exhibit 3.2 of EVO Payments’ Annual Report on Form 10-K for the year ended December 31, 2021 and incorporated by reference herein.

Blueapple Sale Agreement

Concurrently with the execution of the Merger Agreement, Blueapple, Inc. (“Blueapple”) entered into that certain Common Unit Purchase Agreement (the “Blueapple Sale Agreement”) with Global Payments and EVO Payments, pursuant to which Blueapple will sell all of its Common Units of EVO Investco, LLC (“OpCo”) to EVO Payments in exchange for $1,093,560,292, representing the product of the Merger Consideration and the number of common units in OpCo owned by Blueapple, concurrently with, and contingent and conditioned upon, the closing of the transactions contemplated by the Merger Agreement.

The foregoing description of the Blueapple Sale Agreement is only a summary, does not purport to be complete and is qualified by reference to the full text of the Blueapple Sale Agreement, a copy of which is attached as Exhibit 10.3 hereto and incorporated by reference herein.

Tax Receivable Agreement Amendment

EVO Payments, OpCo and certain other members of OpCo are party to a Tax Receivable Agreement, dated as of May 25, 2018 (the “TRA” and such parties entitled to payment under the TRA, the “TRA Payment Recipients”), which was entered into in connection with EVO Payments’ initial public offering. In connection with the execution and delivery of the Merger Agreement, EVO Payments, OpCo and certain other parties to the TRA entered into Amendment No. 1 to the Tax Receivable Agreement (the “TRA Amendment”), pursuant to which such parties agreed to terminate the TRA immediately after the Effective Time on the terms set forth in the TRA Amendment. In connection with the termination, EVO Payments has agreed to pay the TRA Payment Recipients an aggregate payment equal to $225 million minus any payments made under the Tax Receivable Agreement to the TRA Payment Recipients between August 1, 2022 and the Effective Time in connection with the Merger, which constitutes a change of control under the TRA. In the event the Merger Agreement is terminated, the TRA Amendment will no longer be of any force and effect.

The foregoing description of the TRA Amendment is only a summary, does not purport to be complete and is qualified by reference to the full text of the TRA Amendment, a copy of which is attached as Exhibit 10.4 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 1, 2022, by and among EVO Payments, Inc., Global Payments Inc. and Falcon Merger Sub Inc.†

10.1	Voting Agreement, dated as of August 1, 2022, by and among EVO Payments, Inc., Global Payments Inc., Falcon Merger Sub Inc., James G. Kelly and the James G. Kelly Grantor Trust Dated January 12, 2012

10.2

Voting Agreement, dated as of August 1, 2022, by and among EVO Payments, Inc., Global Payments Inc., Falcon Merger Sub Inc., MDCP Cardservices II LLC, Madison Dearborn Capital Partners VI-C, L.P. and MDCP Cardservices LLC

10.3	Common Unit Purchase Agreement, dated as of August 1, 2022, by and between Global Payments Inc., EVO Payments, Inc. and Blueapple, Inc.

10.4

Amendment No. 1 to the Tax Receivable Agreement, dated as of August 1, 2022, by and among EVO Payments, Inc., OpCo, Blueapple, Inc., Madison Dearborn Capital Partners VI-B, L.P., Madison Dearborn Capital Partners VI Executive-B, L.P., Madison Dearborn Capital Partners VI-C, L.P. and MDCP Cardservices LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

Forward Looking Statements

This communication contains “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, regarding Global Payments and EVO Payments, including, but not limited to, statements about the strategic rationale and benefits of the proposed transaction between Global Payments and EVO Payments, including future financial and operating results, Global Payments’ or EVO Payments’ plans, objectives, expectations and intentions and the expected timing of completion of the proposed transaction. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “forecast,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “targeted,” “will,” or “would,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond Global Payments’ or EVO Payments’ control. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and therefore actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: Global Payments’ and EVO Payments’ ability to complete the potential transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary regulatory and EVO Payments stockholders’ approvals and the satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive merger agreement relating to the proposed transaction; failure to realize the expected benefits of the proposed transaction; significant transaction costs and/or unknown or inestimable liabilities; the risk that EVO Payments’ business will not be integrated successfully, including with respect to implementing systems to prevent a material security breach of any internal systems or to successfully manage credit and fraud risks in business units, or that such integration may be more difficult, time-consuming or costly than expected; Global Payments’ ability to obtain the expected financing to consummate the proposed transaction, and the continued availability of capital and financing for Global Payments following the proposed transaction; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future regulatory filings, financial performance and results of the combined company following completion of the proposed transaction; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers, including as it relates to EVO Payments’ ability to successfully renew existing client contracts on favorable terms or at all and obtain new clients; failing to comply with the applicable requirements of Visa, Mastercard or other payment networks or card schemes or changes in those requirements; the ability of EVO Payments to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; the business, economic and political conditions in the markets in which EVO Payments operate; the impact of new or changes in current laws, regulations, credit card association rules or other industry standards, including privacy and cybersecurity laws and regulations; effects relating to the announcement of the proposed transaction or any further announcements or the consummation of the potential transaction on the market price of EVO Payments’ common stock; the risk of potential stockholder litigation associated with the potential transaction, including resulting expense or delay; regulatory initiatives and changes in tax laws; the impact of the COVID-19 pandemic on the operations and financial results of EVO Payments or the combined company; general economic conditions; and other risks and uncertainties affecting Global Payments and EVO Payments, including those described from time to time under the caption “Risk Factors” and elsewhere in Global Payments’ and EVO Payments’ Securities and Exchange Commission (“SEC”) filings and reports, including Global Payments’ Annual Report on Form 10-K for the year ended December 31, 2021, EVO Payments’ Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, and future filings and reports by either company. Moreover, other risks and uncertainties of which Global Payments or EVO Payments are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Global Payments and EVO Payments caution investors that such forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such forward-looking statements. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates, even if they are subsequently made available by Global Payments or EVO Payments on their respective websites or otherwise. Neither Global Payments nor EVO Payments undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

This communication is being made in connection with the proposed transaction between Global Payments and EVO Payments. In connection with the proposed transaction, EVO Payments intends to file a proxy statement with the SEC. EVO Payments may also file other relevant documents with the SEC regarding the proposed transaction. The information in the preliminary proxy statement will not be complete and may be changed. The definitive proxy statement will be delivered to stockholders of EVO Payments. This communication is not a substitute for any proxy statement or any other document that may be filed with the SEC in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS OF EVO PAYMENTS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the preliminary proxy statement and the definitive proxy statement (in each case, if and when available) and other documents containing important information about EVO Payments and the proposed transaction once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by EVO Payments will be available free of charge on EVO Payments’ website at www.evopayments.com under the heading “Investors” or, alternatively, by directing a request by telephone or mail to EVO Payments at (770) 336-8463 or Ten Glenlake Parkway, South Tower, Suite 950, Atlanta, Georgia, 30328, Attention: Investor Relations.

Participants in the Solicitation

EVO Payments, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from EVO Payments’ stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of EVO Payments stockholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC. Information about these persons is included in EVO Payments’ annual proxy statement and in other documents subsequently filed with the SEC, and will be included in the proxy statement when filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVO Payments, Inc.

	By:	/s/ Kelli E. Sterrett
	Name:	Kelli E. Sterrett
Date: August 2, 2022	Title:	Executive Vice President, General Counsel and Secretary

Exhibit 2.1

AGREEMENT AND PLAN OF MERGER

dated as of

August 1, 2022

by and among

EVO PAYMENTS, INC.,

GLOBAL PAYMENTS INC.

and

FALCON MERGER SUB INC.

(continued)

(continued)

(continued)

Exhibit A – Amended and Restated Certificate of Incorporation of Surviving Corporation

Exhibit B – Amended and Restated Bylaws of Surviving Corporation

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”) is entered into as of August 1, 2022, by and among EVO Payments, Inc., a Delaware corporation (the “Company”), Global Payments Inc., a Georgia corporation (“Parent”), and Falcon Merger Sub Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Merger Subsidiary”).

W I T N E S S E T H :

WHEREAS, the Boards of Directors of Parent and Merger Subsidiary have each unanimously approved the acquisition of the Company by Parent, by means of a merger of Merger Subsidiary with and into the Company (the “Merger”), with the Company continuing as the Surviving Corporation and a wholly owned Subsidiary of Parent, on the terms and subject to the conditions set forth in this Agreement, and determined that the Merger is in the best interests of their respective companies and stockholders or shareholders, as applicable;

WHEREAS, the Company Board has unanimously (a) determined that this Agreement and the transactions contemplated hereby are fair to, advisable and in the best interests of the Company’s stockholders, (b) approved and declared advisable this Agreement and the transactions contemplated hereby upon the terms and subject to the conditions set forth herein, and (c) resolved, subject to Section 6.03, to recommend adoption of this Agreement by the Company’s stockholders;

WHEREAS, concurrently with the execution of this Agreement, (a) Blueapple, Inc. (“Blueapple”) is entering into a common unit purchase agreement (the “Blueapple Sale Agreement”) in accordance with the OpCo LLC Agreement, pursuant to which, among other things, Blueapple is agreeing, subject to the terms of the Blueapple Sale Agreement, to sell all Common Units beneficially owned by Blueapple to the Company concurrently with, and contingent and conditioned upon, the Closing and (b) certain entities controlled by Madison Dearborn Partners, LLC (the “MDP Entities”) and certain other stockholders are entering into voting and support agreements (the “Voting and Support Agreements”), pursuant to which, among other things, each of the MDP Entities and such other stockholders are agreeing, subject to the terms of the Voting and Support Agreements, to vote all Company Stock that they own in favor of the approval and adoption of this Agreement and to the exchange of all Paired Interests pursuant to the terms of the Exchange Agreement;

WHEREAS, concurrently with the execution of this Agreement, the Company and certain members of OpCo LLC entitled to benefits under the Tax Receivable Agreement are entering into that certain Tax Receivable Agreement Amendment No. 1 (the “TRA Amendment”), which provides for, among other things, the payment of a termination payment as set forth in the TRA Amendment and the termination of the Tax Receivable Agreement upon the consummation of the Merger; and

WHEREAS, the Company, Parent and Merger Subsidiary desire to make certain representations, warranties, covenants, and agreements specified in this Agreement in connection with the Merger and to prescribe certain terms and conditions to the Merger.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants, and agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

ARTICLE 1

Definitions

Section 1.01.    Definitions.

(a)    As used herein, the following terms have the following meanings:

“1933 Act” means the Securities Act of 1933.

“1934 Act” means the Securities Exchange Act of 1934.

“Acceptable Confidentiality Agreement” means a confidentiality agreement that contains provisions that are no less favorable in any material respect to the Company than those contained in the Confidentiality Agreement and that does not prohibit the Company from complying with this Agreement, including Section 6.03; provided that such confidentiality agreement may contain a less restrictive or no standstill restriction, in which case the Confidentiality Agreement shall be deemed to be amended to contain only such less restrictive provision, or to omit such provision, as applicable.

“Acquisition Proposal” means, other than the transactions contemplated by this Agreement, any inquiry, offer or proposal of any Third Party relating to (in each case, whether in a single transaction or a series of related transactions) (a) any acquisition, issuance or purchase (including through any lease, exchange, exclusive license, transfer or disposition), direct or indirect, of assets having a fair market value equal to 20% or more of the fair market value of the consolidated assets of the Company or OpCo LLC, or to which 20% or more of the consolidated revenues or earnings of the Company or OpCo LLC are attributable, or of 20% or more of any class of equity or voting securities of the Company or 20% or more of the Common Units or equity or voting securities of OpCo LLC, (b) any tender offer or exchange offer that, if consummated, would result in such Third Party beneficially owning 20% or more of any class of equity or voting securities of the Company or 20% or more of the Common Units or equity or voting securities of OpCo LLC, or (c) a merger, consolidation, business combination, liquidation, dissolution or other similar extraordinary transaction (i) involving the Company or any of its Subsidiaries whose assets, individually or in the aggregate, have a fair market value equal to 20% or more of the fair market value of the consolidated assets of the Company or OpCo LLC, or to which 20% or more of the consolidated revenues or earnings of the Company and its Subsidiaries, taken as a whole, are attributable or (ii) pursuant to which the stockholders of the Company or equityholders of OpCo LLC immediately prior to the consummation of such transaction would, as a result of such transaction, hold less than 80% of the equity or voting securities of the Company or Common Units or equity or voting securities of OpCo LLC, as applicable.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of equity or voting securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative thereto.

“Applicable Law” means, with respect to any Person, any federal, state, local or non-U.S. statute, law (including common law), ordinance, rule, Order or regulation enacted, adopted, promulgated or applied by a Governmental Authority that is legally binding upon or applicable to such Person.

“Bank Alliance Agreement” means any Contract between the Company or one of its Subsidiaries with a financial institution which provides, among other provisions, for such financial institution to (i) exclusively refer merchants to the Company or any of its Subsidiaries for merchant acquiring services or (ii) sponsor the Company or any of its Subsidiaries into one or more Card Schemes.

“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in Atlanta, Georgia or New York, New York, are authorized or required by Applicable Law to close.

“Card Schemes” means Visa, MasterCard, Discover, American Express or any other systems, or networks, exchanges or associations (including ATM networks and payment networks).

“Certificate of Designations” means that certain Certificate of Designations of Series A Convertible Preferred Stock, as amended, supplemented or otherwise modified as of the date hereof.

“Class A Common Stock” means the Class A common stock, par value $0.0001 per share, of the Company.

“Class B Common Stock” means the Class B common stock, par value $0.0001 per share, of the Company.

“Class C Common Stock” means the Class C common stock, par value $0.0001 per share, of the Company.

“Class D Common Stock” means the Class D common stock, par value $0.0001 per share, of the Company.

“Code” means the Internal Revenue Code of 1986.

“Common Unit” has the meaning ascribed to such term in the OpCo LLC Agreement.

“Company Balance Sheet” means the consolidated balance sheet of the Company as of December 31, 2021 and the notes thereto set forth in the Company’s Form 10-K filed with the SEC for the fiscal year ended December 31, 2021.

“Company Balance Sheet Date” means December 31, 2021.

“Company Board” means the Board of Directors of the Company.

“Company Bylaws” means the Amended and Restated Bylaws of the Company, as amended, supplemented or otherwise modified as of the date hereof.

“Company Charter” means the Amended and Restated Certificate of Incorporation of the Company, as modified by the Certificate of Designations and as further amended, supplemented or otherwise modified as of the date hereof.

“Company Common Stock” means the Class A Common Stock, Class B Common Stock, Class C Common Stock, and Class D Common Stock.

“Company Disclosure Letter” means the disclosure letter dated the date of this Agreement regarding this Agreement that has been provided by the Company to Parent and Merger Subsidiary.

“Company Equity Awards” means the Company RSU Awards, Company Option Awards, and Company PSU Awards.

“Company Option Award” means an option to purchase shares of Class A Common Stock.

“Company Owned IP” means any and all Intellectual Property that is owned by, or purported to be owned by, the Company or any of its Subsidiaries (including any and all Company Registered IP).

“Company PSU Award” means a performance share unit award in respect of shares of Class A Common Stock.

“Company Registered IP” means all of the Registered IP owned by, or purported to be owned by, the Company or any of its Subsidiaries.

“Company RSU Award” means a restricted stock unit award (but excluding any Company PSU Award) in respect of shares of Class A Common Stock.

“Company Stock” means the Preferred Stock and Company Common Stock.

“Company Stock Plans” means (a) the EVO Payments, Inc. Second Amended and Restated 2018 Omnibus Incentive Stock Plan and (b) the EVO Payments, Inc. Equity Appreciation Plan, in each case as amended, supplemented or otherwise modified as of the date hereof.

“Company Termination Fee” means an amount equal to $100,000,000.

“Confidentiality Agreement” means the confidentiality agreement between Parent and the Company dated June 19, 2022, as amended, supplemented or otherwise modified.

“Contract” means any legally binding contract, agreement, note, bond, indenture, lease, license, sublicense or other agreement, or other legally binding instrument, arrangement, obligation, commitment or understanding.

“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions or mutations thereof or related or associated epidemics, pandemics or disease outbreaks (including the “Delta” and “Omicron” variants).

“COVID-19 Measures” means any applicable quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester or any other Applicable Law, recommendation, decree, judgment, injunction or other order, directive, guidelines or recommendations by any Governmental Authority, public health authority or industry group, including the Centers for Disease Control and Prevention and the World Health Organization, in connection with or in response to COVID-19, including, the Coronavirus Aid, Relief, and Economic Security Act (CARES), Families First Act and American Rescue Plan Act of 2021, in each case to the extent applicable to the Company and its Subsidiaries.

“COVID-19 Response” means any commercially reasonable measures, changes in business operations or other practices, affirmative or negative, adopted in good faith by the Company and its Subsidiaries in response to any COVID-19 Measures.

“Credit Agreement” means the Second Restatement Agreement to Amended and Restated Credit Agreement, dated as of November 1, 2021 by and among EVO Payments International, LLC, the Guarantors party thereto, Citibank, N.A., as Existing Administrative Agent and Issuing Bank, Truist Bank, as Successor Administrative Agent and certain Lenders party thereto.

“Delaware Law” means the General Corporation Law of the State of Delaware.

“Equity Award Exchange Ratio” means the quotient of (i) the Merger Consideration divided by (ii) the Parent Common Stock Closing Price.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” of any entity means any other entity that, together with such entity, would be treated as a “single employer” within the meaning of Section 414(b), (c), (m), or (o) of the Code.

“Exchange Agreement” means that certain Exchange Agreement, dated as of May 22, 2018 by and among the Company, OpCo LLC and the holders of Company Common Stock and other Persons party thereto, as amended on November 5, 2018 and as it may be further amended, supplemented or otherwise modified as of the date hereof.

“Financing Entities” shall mean the entities that have committed to provide or arrange any Financing (whether in the form of commitment letters or otherwise), or that are otherwise acting as an arranger, bookrunner, underwriter, initial purchaser, placement agent, administrative or collateral agent, trustee or a similar representative in respect of, any such Financing.

“Financing Parties” shall mean the Financing Entities and their respective Affiliates and their and their respective Affiliates’ officers, directors, employees, agents and representatives and their respective successors and assigns; provided that neither Parent nor any Affiliate of Parent shall be a Financing Party.

“Fraud” of a party shall mean an intentional and willful misrepresentation of a representation or warranty set forth in Article 4 or Article 5, or the certificates delivered pursuant to Section 9.02(a) or Section 9.03(a), by such party that constitutes actual common law fraud (and not constructive fraud or negligent misrepresentation).

“GAAP” means generally accepted accounting principles in the United States.

“Government Contract” means any Contract for the sale of supplies or services that is between the Company or any of its Subsidiaries, on one hand, and a Governmental Authority, on the other, or entered into by the Company or any of its Subsidiaries as a subcontractor at any tier in connection with a Contract between another Person and a Governmental Authority.

“Governmental Authority” means any transnational, domestic or foreign, federal, state or local governmental, regulatory, self-regulatory or administrative authority or agency or commission, department, court, tribunal, judicial or arbitral body, agency or official, including any political subdivision thereof.

“Holder” has the meaning ascribed to such term in the Exchange Agreement.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

“Intellectual Property” means any or all of the following and all rights anywhere in the world in or associated with: (a) all patents, statutory invention registrations, registered designs, and applications therefor and all reissues, divisions, divisionals, renewals, extensions, provisionals, continuations and continuations-in-part thereof; (b) all inventions (whether or not patentable), trade secrets, know how, databases, business methods, technical data and customer lists and other confidential or proprietary information; (c) all copyrights and copyright registrations, including in computer software, throughout the world, mask works and mask work registrations and any other equivalent rights in works of authorship and any other related rights of authors throughout the world; (d) all industrial designs and any registrations and applications therefor throughout the world; and (e) all trade names, logos, common law trademarks and service marks, domain names, URLs, and trademark and service mark registrations and applications therefor throughout the world.

“Intervening Event” means an event, fact, circumstance, development or occurrence that is material to the Company and its Subsidiaries, taken as a whole, that (a) is not known to or reasonably foreseeable by the Company Board as of the date of this Agreement, (b) becomes known to or by the Company Board prior to obtaining the Company Stockholder Approval, (c) does not relate to an Acquisition Proposal or any matter relating thereto or consequence thereof, (d) does not relate to the fact, in and of itself, that the Company meets or exceeds any internal or published projections, forecasts, budgets, guidance, estimates or predictions in respect of revenues, earnings or other financial or operating metrics or other matters or changes or prospective changes in the market price or trading volume of the securities of the Company (it being understood that the underlying facts or causes giving rise or contributing to the foregoing may be taken into account (to the extent not otherwise falling within any of the exceptions provided by clauses (c) through (f) hereof)); (e) does not relate to any of the consents or approvals required to be obtained in connection with the transactions contemplated by this Agreement or the timing thereof; and (f) does not relate to performance of this Agreement or any action required to be taken or refrained from being taken by this Agreement.

“knowledge” of any Person that is not an individual means the actual knowledge of such Person’s executive officers; provided, however, that “knowledge” of the Company means the knowledge, in each case after reasonable inquiry of those employees who would reasonably be expected to have actual knowledge of the matter in question, of the individuals listed in Section 1.01(a) of the Company Disclosure Letter.

“Lien” means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, encumbrance, preemptive right, transfer restriction or other adverse claim of any kind in respect of such property or asset.

“Material Adverse Effect” means, with respect to the Company or any of its Subsidiaries, any change, effect, event, circumstance, development, condition or occurrence that, individually or in the aggregate, (x) has had, or would reasonably be expected to have, a material adverse effect on the financial condition, business, assets, liabilities or results of operations of the Company and its Subsidiaries, taken as a whole, or (y) prevents or materially impedes or materially delays or would reasonably be expected to prevent or materially impede or materially delay the consummation by the Company or any of its Subsidiaries of the Merger or any of the other transactions contemplated by this Agreement on a timely basis or the compliance by the Company of its obligations under this Agreement or any other Transaction Document in any material respect; excluding, in the case of clause (x) (and, solely with respect to the exclusions in subclauses (c), (d), (e) and (i) below, clause (y)), any change, effect, event, circumstance, development, condition or occurrence to the extent resulting from or arising in connection with: (a) changes in the financial, securities, credit or other capital markets or general economic or regulatory, legislative or political conditions, (b) general changes or developments in any of the industries in which the Company or its Subsidiaries operate, (c) changes in geopolitical conditions, any outbreak or escalation of hostilities, acts of war (whether or not declared), acts of armed hostility, sabotage, terrorism, cyberterrorism or national or international calamity, including the Russian invasion of Ukraine (or material worsening of any such conditions), (d) any hurricane, tornado, tsunami, flood, volcanic eruption, earthquake, nuclear incident, pandemic (including COVID-19 and any COVID-19 Measures), quarantine restrictions or weather conditions, (e) changes (after the date of this Agreement) in Applicable Law or GAAP or authoritative interpretation or enforcement thereof, (f) the failure, in and of itself, of the Company to meet any internal or published projections, forecasts, budgets, guidance, estimates or predictions in respect of revenues, earnings or other financial or operating metrics or other matters before, on or after the date of this Agreement, or changes or prospective changes in the market price or trading volume of the securities of the Company or the credit rating of the Company (it being understood that the underlying facts or causes giving rise or contributing to such failure or change may be taken into account in determining whether there has been, or would reasonably be expected to be, a Material Adverse Effect if any change, effect, event, circumstance, development, condition or occurrence related thereto is not otherwise excluded under this definition), (g) the identity of, or any facts or circumstances solely relating to Parent or Merger Subsidiary as the acquiror of the Company, (h) the negotiation, announcement, pendency or consummation of the transactions contemplated by this Agreement, including the impact thereof on the relationships of the Company or any of its Subsidiaries with employees, partnerships, customers or suppliers or Governmental Authorities (it being understood that this clause (h) shall not apply with respect to any representation or warranty in Section 4.04 or Section 4.17(i)(or to Section 9.02(a) to the extent related to such representation or warranty) to the extent that the purpose of such representation or warranty is to address the consequences resulting from the negotiation, announcement, pendency or consummation of the transactions contemplated by this Agreement and, to the extent related to such representation and warranty, the condition set forth in Section 9.02(a)(ii)), (i) any stockholder class action, derivative or similar litigation, suit, action or proceeding in respect of this Agreement or the other Transaction Documents (or the transactions contemplated hereby or thereby), (j) any action taken by the Company or any of its Subsidiaries at the written request, or with the written consent, of Parent or Merger Subsidiary and (k) the matters set forth on Section 1.01(b) of the Company Disclosure Letter; provided, however, that in the case of clauses (a), (b), (c), (d), and (e), any change, effect, event, circumstance, development, condition or occurrence may be taken into account in determining whether or not there has been, or would reasonably expected to be, a Material Adverse Effect to the extent that any such change, effect, event, circumstance, development, condition or occurrence has a disproportionate adverse impact on the Company and its Subsidiaries, taken as a whole, as compared to other participants in the industry in which the Company operates, in which case only the incremental disproportionate adverse impact may be taken into account.

“Nasdaq” means the NASDAQ stock exchange.

“OpCo LLC” means EVO Investco, LLC, a Delaware limited liability company.

“OpCo LLC Agreement” means that certain Second Amended and Restated Limited Liability Company Agreement of OpCo LLC, dated as of May 22, 2018, as amended on April 21, 2020, and as further amended, supplemented or otherwise modified as of the date hereof.

“Orders” means any judgment, order or decree of a Governmental Authority.

“Paired Interests” has the meaning ascribed to such term in the Exchange Agreement.

“Parent Common Stock Closing Price” means the average of the closing sale prices of one (1) share of Parent Common Stock on the New York Stock Exchange as reported by The Wall Street Journal for the fifteen (15) consecutive full trading days ending on the trading day immediately preceding the Closing Date.

“Parent Material Adverse Effect” means, with respect to Parent or Merger Subsidiary, any change, effect, event, circumstance, development, condition or occurrence that prevents or materially impedes or materially delays or would reasonably be expected to prevent or materially impede or materially delay (a) the consummation by Parent or Merger Subsidiary of the Merger or any of the other transactions contemplated by this Agreement or any other Transaction Document on a timely basis, or (b) the compliance by Parent or Merger Subsidiary of its obligations under this Agreement or any other Transaction Document in any material respect; provided, that the exclusions in subclauses (c), (d), (e) and (i) in the definition of “Material Adverse Effect” shall apply mutatis mutandis.

“Permits” means all approvals, authorizations, registrations, licenses, exemptions, permits and consents of, notifications to, and filings with, Governmental Authorities and Card Schemes.

“Permitted Liens” means (a) Liens for Taxes that are not due and payable or that may thereafter be paid without interest or penalty, or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP, (b) mechanics’, carriers’, workmen’s, warehousemen’s, repairmen’s or other like Liens arising or incurred in the ordinary course of business that are either not yet due and payable or that are being contested in good faith and by appropriate proceedings and for which adequate reserves (based on good faith estimates of management) have been set aside for the payment thereof, (c) Liens incurred in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security or to secure the performance of tenders and statutory obligations or Government Contracts, (d) zoning, building and other similar codes and regulations (provided, that such Liens do not materially and adversely impair the Company’s or its Subsidiary’s current business operations at such location), (e) Liens the existence of which are disclosed on the face of the most recent consolidated financial statements of the Company or the notes thereto included in the Company SEC Documents, (f) matters shown by the public records, including any reservation, exception, encroachment, easement, right-of-way, covenant, condition, restriction or similar title exception or encumbrance affecting the title to the Leased Real Property that do not materially and adversely impair the ownership or use of the Leased Real Property to which they relate, (g) Liens, easements, rights-of-way, covenants and other similar restrictions that have been placed by any developer, landlord (including statutory landlord liens) or other Person on property over which the Company or any of its Subsidiaries has easement rights or on any property leased by the Company or any of its Subsidiaries and subordination or similar agreements relating thereto, that do not materially and adversely affect impair the ownership or use of the applicable property, (h) nonexclusive licenses granted under Intellectual Property in the ordinary course of business, (i) Liens on any assets of the Company or its Subsidiaries or any pledge of securities of any Subsidiary pursuant to the terms of the Credit Agreement to the extent that they will be terminated in connection with, or prior to, the Closing, and (j) Liens securing obligations arising in the ordinary course of business under or relating to any settlement obligations relating to (i) settlement assets (including liens relating to any settlement facility), (ii) loss reserve accounts relating to settlement assets, (iii) merchant suspense funds or (iv) merchant reserve accounts.

“Person” means an individual, corporation, partnership, limited liability company, association, trust or other enterprise, association, entity or organization, including a Governmental Authority.

“Preferred Stock” means the shares of preferred stock, par value $0.0001 per share, of the Company, including the Series A Convertible Preferred Stock.

“Registered IP” means all registered Intellectual Property and applications therefor.

“Regulatory Law” means the HSR Act, the Sherman Antitrust Act of 1890, the Clayton Act of 1914, the Federal Trade Commission Act of 1914 (in each case, as amended), and any other federal, state and foreign statutes, rules, regulations, Orders, decrees, administrative and judicial doctrines and other laws that are designed or intended to (a) prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition (the laws described in clause (a), “Antitrust Laws”) or (b) screen, prohibit, restrict or regulate investments on public order or national security grounds (the laws described in clause (b), “FDI Laws”).

“Representative” means, with respect to any Person, such Person’s Affiliates and its and their respective directors, officers, employees, Affiliates, investment bankers, attorneys, accountants and other advisors or representatives.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.

“SEC” means the United States Securities and Exchange Commission.

“Series A Convertible Preferred Stock” means the Series A Convertible Preferred Stock, par value $0.0001 per share, of the Company.

“Series A Convertible Preferred Unit” has the meaning ascribed to such term in the OpCo LLC Agreement.

“Subsidiary” means, with respect to any Person, any Person of which (a) securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at any time directly or indirectly owned by such first Person or (b) such first Person holds directly or indirectly a majority of the issued and outstanding voting or equity securities or interests.

“Superior Proposal” means a bona fide, unsolicited written Acquisition Proposal (with references to “20% or more” and “80%” being deemed to be replaced with a reference to “a majority”) by a Third Party, which the Company Board determines in good faith after consultation with the Company’s outside legal and financial advisors to be more favorable to the Company and its stockholders from a financial point of view than the Merger, taking into account all financial, legal, financing (including availability thereof), regulatory and other aspects of such proposal, and risks, conditions, likelihood and timing of consummation of such proposal, such other matters that the Company Board deems relevant and any changes to the terms of this Agreement proposed by Parent pursuant to, and in accordance with, Section 6.03(e).

“Tax” means any and all federal, state, local, foreign or other taxes, including income, gross receipts, franchise, estimated, alternative minimum, add-on minimum, sales, use, transfer, real property gains, value added, excise, natural resources, severance, stamp, occupation, premium, real property, personal property, capital stock, social security (or similar), unemployment, disability, payroll, license, employee or other withholding, or other taxes, levies, duties, tariffs, imposts and other charges imposed by a Governmental Authority, including any interest, additions and penalties in respect of the foregoing.

“Tax Receivable Agreement” means that certain Tax Receivable Agreement, dated May 25, 2018 by and among the Company, OpCo LLC and each of the members of OpCo LLC party thereto from time to time, as amended, supplemented or otherwise modified as of the date hereof.

“Tax Return” means any Tax return, statement, report, election, declaration, disclosure, schedule or form (including any estimated Tax or information return or report, any schedule or attachment thereto and any amendment thereof) filed or required to be filed with any Taxing Authority.

“Taxing Authority” means any Governmental Authority (domestic or foreign) responsible for the imposition, calculation or collection of any Tax.

“Third Party” means any Person, including as defined in Section 13(d) of the 1934 Act, other than Parent or any of its Affiliates.

“Trade Laws” means any law, regulations, Orders, permit or other decision or requirement having the force or effect of law and as amended from time to time, of any Governmental Authority, concerning the importation of products, the exportation or reexportation of products (including hardware, software, and technology and services), the terms and conduct of international transactions, and the making or receiving of international payments, including, as applicable, the Tariff Act of 1930 and other laws and programs administered or enforced by U.S. Customs and Border Protection and U.S. Immigration and Customs Enforcement, and their predecessor agencies, the Export Administration Act of 1979, Export Administration Regulations, International Emergency Economic Powers Act, Trading With the Enemy Act, Arms Export Control Act, International Traffic in Arms Regulations, Executive Orders of the President regarding embargoes and restrictions on transactions with designated entities, the embargoes and restrictions administered by the U.S. Department of the Treasury, Office of Foreign Assets Control and the antiboycott laws administered by the U.S. Departments of Commerce and Treasury, and any similar customs and international trade laws in any jurisdiction in which Company conducts business.

“Transaction Documents” means this Agreement and any other agreement executed and delivered in connection with this Agreement on the date of this Agreement, including the TRA Amendment, the Blueapple Sale Agreement, and the Voting and Support Agreements.

“WARN Act” means the Worker Adjustment and Retraining Notification Act of 1988.

“Willful and Material Breach” means a material breach of, or a material failure to perform, any covenant, representation, warranty or agreement set forth in this Agreement, in each case that is a consequence of an act undertaken by the breaching party or the failure by the breaching party to take an act it is required to take under this Agreement, with the knowledge that the taking of or failure to take such act would, or would reasonably be expected to, result in, constitute or cause a breach of this Agreement. Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Adverse Recommendation Change	Section 6.03(a)
Agreement	Preamble
Blueapple	Recitals
Blueapple Sale Agreement	Recitals
Certificate of Merger	Section 2.01(b)
Certificates	Section 2.03(a)
Chosen Court	Section 11.08
Claim	Section 7.02(b)
Closing	Section 2.01(a)
Closing Date	Section 2.01(a)
Company	Preamble
Company 401(k) Plan	Section 7.03(e)
Company Acquisition Agreement	Section 6.03(a)
Company Board Recommendation	Section 4.02(b)
Company Employee	Section 7.03(a)

Term	Section
Company SEC Documents	Section 4.07(a)
Company Securities	Section 4.05(b)
Company Stockholder Approval	Section 4.02(a)
Company Stockholder Meeting	Section 6.02
Company Subsidiary Securities	Section 4.06(c)
Continuation Period	Section 7.03(a)
COVID-19 Company Exception	Section 6.01
D&O Insurance	Section 7.02(c)
Data Protection Laws	Section 4.12(b)
Data Protection Requirements	Section 4.22(a)
Dissenting Shares	Section 2.04
Divestiture	Section 8.01(d)
Effective Time	Section 2.01(b)
Employee Plan	Section 4.17(a)
End Date	Section 10.01(b)(i)
Environmental Laws	Section 4.20
FCPA	Section 4.12(c)
Financing	Section 8.07(a)
Foreign Antitrust Approvals	Section 8.01(b)
Foreign Licensing Approvals	Section 8.01(b)
Indemnified Person	Section 7.02(a)
Inquiry	Section 6.03(a)
Internal Controls	Section 4.07(g)
IRS	Section 4.17(a)
IT Assets	Section 4.22(b)
Leased Real Property	Section 4.14(a)
Malicious Code	Section 4.22(b)
Material Contract	Section 4.21(a)
Maximum Tail Premium	Section 7.02(c)
MDP Entities	Recitals
Merger	Recitals
Merger Consideration	Section 2.02(a)(i)
Merger Subsidiary	Preamble
Multiemployer Plan	Section 4.17(c)
Non-Cooperation Notice	Section 8.07(e)
Owned Company Shares	Section 2.02(a)(ii)
Paired Interest Exchange	Section 2.02(b)
Parent	Preamble
Parent 401(k) Plan	Section 7.03(e)
Parent Common Stock	Section 2.05(a)
Parent Option Award	Section 2.05(d)
Parent RSU Award	Section 2.05(a)
Paying Agent	Section 2.03(a)
Payment Fund	Section 2.03(b)
Payoff Amount	Section 1.1(a)
Payoff and Release	Section 1.1(a)
Payoff Documents	Section 1.1(a)
Payoff Letter	Section 1.1(a)
Personal Data	Section 4.12(b)
Proxy Statement	Section 4.09
Real Property Lease	Section 4.14(a)

Term	Section
Reference Time	Section 4.05(a)
Regulatory Approvals	Section 8.01(b)
Related Party Contracts	Section 4.27
Remedy	Section 8.01(d)
Restraints	Section 9.01(b)
Security Breach	Section 4.12(d)
Surviving Corporation	Section 2.01
Tail Policy	Section 7.02(c)
TRA Amendment	Recitals
Uncertificated Shares	Section 2.03(a)
Voting and Support Agreements	Recitals

Section 1.02.    Other Definitional and Interpretative Provisions. The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The table of contents and captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections, Annexes, Exhibits and Schedules are to Articles, Sections, Annexes, Exhibits and Schedules of this Agreement unless otherwise specified. All Annexes, Exhibits and Schedules referred to herein are hereby incorporated in this Agreement as if set forth in full herein. Any terms used in any Annex, Exhibit or Schedule or in any certificate or other document made or delivered pursuant hereto, but not otherwise defined therein, shall have the meaning as defined in this Agreement. The definition of terms herein shall apply equally to the singular and the plural. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The word “shall” shall be construed to have the same meaning as the word “will”. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. The word “extent” in the phrase “to the extent” means the degree to which a subject or thing extends, and such shall not mean simply “if”. The word “or” shall not be exclusive. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. Unless otherwise specified, references to any statute or law or any provision thereof shall be deemed to refer to same as amended from time to time and to any rules or regulations promulgated thereunder, unless the context requires otherwise. References to any agreement or Contract are to that agreement or Contract as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof (provided that any such references in the Company Disclosure Letter shall only refer to such amendments, modifications or supplements to the extent made available or provided to Parent). References to any Person include the successors and permitted assigns of that Person. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted. The phrase “date of this Agreement” shall be deemed to refer to the date set forth in the preamble of this Agreement. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. The measure of a period of one (1) month or year for purposes of this Agreement will be the date of the following month or year corresponding to the starting date; and, if no corresponding date exists, then the end date of such period being measured will be the next actual date of the following month or year (for example, one (1) month following February 18 is March 18 and one (1) month following March 31 is May 1). References to “law”, “laws” or to a particular statute or law shall be deemed also to include any Applicable Law. Any references in this Agreement to “dollars” or “$” shall be to U.S. dollars. Documents or other information or materials will be deemed to have been “made available” or “provided” (or words of similar import) by the Company if such documents, information or materials have been (a) posted to a virtual data room codenamed “Project Falcon” that is hosted by Intralinks by or on behalf of the Company; or (b) publicly filed with the SEC, in each case, at any time prior to 12:00 p.m., Eastern time, on the calendar day immediately prior to the date of this Agreement. All references to “ordinary course” or “ordinary course of business” or words of similar import with respect to any Person shall mean action taken, or omitted to be taken, by such Person in the ordinary course of such Person’s business, consistent with past practice, unless the context requires otherwise. Any references to the transactions contemplated by this Agreement or the transactions contemplated hereby shall be deemed to include the transactions contemplated by the Transaction Documents. Any reference to “shares” or “units” shall be deemed a reference to shares or units as the context requires.

ARTICLE 2

The Merger

Section 2.01.    The Merger. Subject to the terms and conditions of this Agreement, at the Effective Time, Merger Subsidiary shall merge with and into the Company in accordance with Delaware Law, whereupon, the separate existence of Merger Subsidiary shall cease and the Company shall be the surviving corporation (the “Surviving Corporation”).

(a)    Subject to the provisions of Article 9, the closing of the Merger (the “Closing”) shall take place by means of the exchange of signatures electronically at 8:00 a.m. Eastern time, on the date that is three (3) Business Days after the date the conditions set forth in Article 9 (other than conditions that by their nature are to be satisfied at or immediately prior to the Closing, but subject to the satisfaction or, to the extent permissible, waiver of those conditions at the Closing, and other than the conditions set forth in Section 9.01(d), which shall be satisfied immediately prior to or concurrently with the Closing, as applicable) have been satisfied or, to the extent permissible, waived by the party or parties entitled to the benefit of such conditions, or at such other time or on such other date as Parent and the Company may mutually agree (the “Closing Date”).

(b)    As promptly as practicable on the Closing Date, the parties hereto shall cause a certificate of merger meeting the requirements of Section 251 of Delaware Law (the “Certificate of Merger”) relating to the Merger to be properly executed and filed with the Secretary of State of the State of Delaware in accordance with the terms and conditions of Delaware Law and in such form as is reasonably satisfactory to both Parent and the Company. The Merger shall become effective at the time of filing of the Certificate of Merger with the Secretary of State of the State of Delaware in accordance with Delaware Law, or at such later time that the parties hereto shall have agreed and designated in the Certificate of Merger as the effective time of the Certificate of Merger (the “Effective Time”).

(c)    The Merger shall have the effects set forth in this Agreement and the applicable provisions of Delaware Law. Without limiting the generality of the foregoing and subject thereto, at the Effective Time, all the property, rights, privileges, immunities, powers and franchises of the Company and Merger Subsidiary shall vest in the Company as the Surviving Corporation in the Merger, and all debts, liabilities, obligations and duties of the Company and Merger Subsidiary shall become the debts, liabilities, obligations and duties of the Company as the Surviving Corporation in the Merger, all as provided under Delaware Law.

Section 2.02.    Treatment of Shares and Units.

(a)    At the Effective Time, by virtue of the Merger and without any action on the part of the Company, Parent, Merger Subsidiary, the holders of any capital stock of the Company or Merger Subsidiary, or any other Person:

(i)    except as otherwise provided in Section 2.02(a)(ii) or Section 2.04, each share of Class A Common Stock issued and outstanding immediately prior to the Effective Time (including each share of Class A Common Stock issued upon (A) the exchange of Paired Interests in accordance with the Exchange Agreement and the Voting and Support Agreements and (B) the conversion of the Series A Convertible Preferred Stock in accordance with the Voting and Support Agreement executed by the MDP Entities) shall be converted into the right to receive $34.00 in cash, without interest (such amount per share, the “Merger Consideration”);

(ii)    each share of Company Stock owned by the Company as treasury stock or otherwise or owned by Parent or Merger Subsidiary, in each case immediately prior to the Effective Time, shall be canceled and shall cease to exist, and no payment shall be made with respect thereto, and any shares of Company Stock that are owned by any direct or indirect wholly owned Subsidiary of Parent (other than Merger Subsidiary) or of the Company (in each case, other than any such shares held in a fiduciary, representative or other capacity on behalf of third parties) (any such shares, collectively “Owned Company Shares”), immediately prior to the Effective Time shall be converted into such number of shares of common stock of the Surviving Corporation such that the ownership percentage of any such Person in the Surviving Corporation shall equal the ownership percentage such Person’s shares represent in the Company immediately prior to the Effective Time; and

(iii)    each share of common stock, par value $0.0001 per share, of Merger Subsidiary issued and outstanding immediately prior to the Effective Time shall be converted into and become one (1) newly issued, fully paid and non-assessable share of common stock, par value $0.0001 per share, of the Surviving Corporation, and shall constitute the only outstanding shares of capital stock of the Surviving Corporation. From and after the Effective Time, all certificates representing shares of Merger Subsidiary common stock shall be deemed for all purposes to represent the number of shares of common stock of the Surviving Corporation into which they were converted in accordance with the immediately preceding sentence.

(b)    Within ten (10) Business Days following the date of this Agreement, the Company shall send a written notice complying with the requirements of Section 2.04(c) of the Exchange Agreement to each Holder. The Company shall provide Parent a reasonable opportunity to review the written notice prior to distribution thereof to each Holder and shall consider Parent’s comments thereto in good faith. Prior to the Closing, the Company shall require each Holder, other than any Holders that have exchanged their Paired Interests prior to the Closing, to effect an exchange of their Paired Interests in accordance with Section 2.04(b) of the Exchange Agreement such that all such Paired Interests that are outstanding as of immediately prior to the Effective Time will be exchanged for the Merger Consideration at the Effective Time as follows: (i) pursuant to the Exchange Agreement, on the Closing Date, each Paired Interest will be exchanged for one share of Class A Common Stock (the “Paired Interest Exchange”) which will be converted into the right to receive the Merger Consideration at the Effective Time pursuant to Section 2.02(a)(i), (ii) each share of Class D Common Stock shall automatically be canceled and cease to exist, at the Effective Time and no payment shall be made with respect thereto, and (iii) each Common Unit corresponding to such Paired Interest shall be deemed transferred from the Holder to the Company and the Company shall, or shall cause OpCo LLC to, cause such transfer to be registered in the books and records of the OpCo LLC.

(c)    If, between the date of this Agreement and the Effective Time, the outstanding shares of Company Stock are changed into a different number, type or class of shares by reason of any stock split, division or subdivision of shares, stock dividend, reverse stock split, consolidation of shares, reclassification, recapitalization or other similar transaction, then the Merger Consideration shall be appropriately adjusted, without duplication, to provide the same economic effect as contemplated by this Agreement prior to such change. Nothing in this Section 2.02(c) shall be construed to permit the Company to take any action with respect to its securities that is otherwise prohibited or restricted by the terms of this Agreement.

Section 2.03.    Surrender and Payment.

(a)    Prior to the Effective Time, Parent shall appoint an agent reasonably acceptable to the Company (the “Paying Agent”) for the purpose of paying the Merger Consideration to each holder of shares of Class A Common Stock that have been converted into the right to receive the Merger Consideration (other than holders of Dissenting Shares or the Owned Company Shares) in respect of (i) certificates representing shares of Class A Common Stock (the “Certificates”) or (ii) uncertificated shares of Class A Common Stock represented in book entry, including through Cede & Co., the nominee of the Depository Trust Company (the “Uncertificated Shares”). Promptly after the Effective Time (but in no event later than three (3) Business Days after the Effective Time), Parent shall send, or shall cause the Paying Agent to send, to each holder of record of shares of Class A Common Stock at the Effective Time a letter of transmittal (in a form that was reasonably acceptable to the Company prior to the Effective Time) and instructions (which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Certificates or transfer of the Uncertificated Shares to the Paying Agent) for use in such exchange.

(b)    Each holder of shares of Class A Common Stock that have been converted into the right to receive the Merger Consideration (which shall not include Dissenting Shares or the Owned Company Shares) shall be entitled to receive, upon (i) surrender to the Paying Agent of a Certificate, together with a properly completed letter of transmittal (or affidavit in lieu thereof pursuant to Section 2.07), or (ii) receipt of an “agent’s message” by the Paying Agent (or such other evidence, if any, of transfer as the Paying Agent may reasonably request) in the case of a book-entry transfer of Uncertificated Shares, the Merger Consideration in respect of each share of Class A Common Stock represented by a Certificate or Uncertificated Share, and Certificates so surrendered or Uncertificated Shares so transferred shall be canceled. Subject to Section 2.02(a)(i) and Section 2.04, until so surrendered or transferred, as the case may be, each such Certificate or Uncertificated Share shall represent after the Effective Time for all purposes only the right to receive the Merger Consideration upon the surrender of such Class A Common Stock in accordance with this Section 2.03(b). At or prior to the Effective Time, Parent shall deposit, or cause to be deposited, with the Paying Agent, for the benefit of the holders of Class A Common Stock, cash in an amount sufficient to pay the Merger Consideration (such cash being hereinafter referred to as the “Payment Fund”). The Payment Fund shall, pending its disbursement to the holders of Class A Common Stock, be invested by the Paying Agent as directed by Parent or, after the Effective Time, the Surviving Corporation in (i) short-term direct obligations of the United States of America, (ii) short-term obligations for which the full faith and credit of the United States of America is pledged to provide for the payment of principal and interest, (iii) short-term commercial paper rated the highest quality by either Moody’s Investors Service, Inc. or Standard and Poor’s Ratings Services, or (iv) certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $1 billion (based on the most recent financial statements of such bank that are then publicly available); provided that no such investment or losses shall affect the amounts payable to such holders of Class A Common Stock and Parent shall promptly replace or cause to be replaced any funds deposited with the Paying Agent that are lost through any investment, or otherwise deposit funds to the Payment Fund (including upon such time as Dissenting Shares lose their status as such) so as to ensure that the Payment Fund is at all times maintained at a level sufficient for the Paying Agent to pay the Merger Consideration. Earnings from investments, subject to the immediately preceding proviso, shall be paid to and shall be the sole and exclusive property of Parent and the Surviving Corporation. Except as contemplated by Section 2.03(e) hereof, the Payment Fund shall not be used for any other purpose. No interest shall be paid or accrued for the benefit of holders of the Certificates and Uncertificated Shares on the Merger Consideration payable upon the surrender of such Certificates and transfer of Uncertificated Shares pursuant to this Section 2.03(b).

(c)    If any portion of the Merger Consideration is to be paid to a Person other than the Person in whose name the surrendered Certificate or the transferred Uncertificated Share is registered, it shall be a condition to such payment that (i) either such Certificate shall be properly endorsed or shall otherwise be in proper form for transfer or such Uncertificated Share shall be properly transferred and (ii) the Person requesting such payment shall pay to the Paying Agent any transfer or other Taxes required as a result of such payment to a Person other than the registered holder of such Certificate or Uncertificated Share or establish to the satisfaction of the Paying Agent that such Tax has been paid or is not payable.

(d)    After the Effective Time, there shall be no further registration of transfers of shares of Company Stock outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates or Uncertificated Shares are presented to the Surviving Corporation or the Paying Agent, they shall be canceled and exchanged for the Merger Consideration provided for, and in accordance with the procedures set forth, in this Article 2.

(e)    Any portion of the Merger Consideration made available to the Paying Agent pursuant to Section 2.03(a) that remains unclaimed by the holders of shares of Class A Common Stock one (1) year after the Effective Time shall be returned to Parent, upon demand, and any such holder who has not exchanged shares of

Class A Common Stock for the Merger Consideration in accordance with this Section 2.03 prior to that time shall thereafter look only to Parent for payment of the Merger Consideration, in respect of such shares without any interest thereon. Notwithstanding anything to the contrary herein, Parent shall not be liable to any holder of shares of Company Stock for any amounts paid to a public official pursuant to applicable abandoned property, escheat or similar laws. Any amounts remaining unclaimed by holders of shares of Company Stock immediately prior to such time when such amounts would otherwise escheat to or become property of any Governmental Authority shall become, to the extent permitted by Applicable Law, the property of Parent free and clear of any claims or interest of any Person previously entitled thereto.

Section 2.04.    Dissenting Shares. Notwithstanding any other provision of this Agreement to the contrary, shares of Class A Common Stock that are issued and outstanding immediately prior to the Effective Time and which are held by stockholders who have properly demanded appraisal for such shares in accordance with Section 262 of Delaware Law and, as of the Effective Time, have complied in all respects with Section 262 of Delaware Law with respect to such shares and shall not have waived, effectively withdrawn or lost such Person’s rights to appraisal under Delaware Law with respect to such shares (collectively, the “Dissenting Shares”) shall not be converted into or represent the right to receive the Merger Consideration pursuant to Section 2.02. Such stockholders instead shall only be entitled to receive the fair value of such Dissenting Shares held by them in accordance with the provisions of, and as provided by, Section 262 of Delaware Law. Each Dissenting Share held by stockholders who shall have failed to perfect or who effectively shall have waived, withdrawn, or otherwise lost the right to appraisal of such shares under Section 262 of Delaware Law shall thereupon be deemed to have been converted into, as of the Effective Time, the right to receive the Merger Consideration upon surrender in the manner provided in Section 2.03. The Company shall (a) give Parent prompt written notice of any demand for appraisal or payment for shares of Class A Common Stock, any withdrawals of such demands received by the Company prior to the Effective Time and any other instrument served pursuant to Delaware Law and received by the Company relating to Section 262 of Delaware Law, (b) give Parent the opportunity to direct all negotiations and proceedings with respect to any such demands, and (c) not, without the prior written consent of Parent, make any payment with respect to, or settle or offer to settle or otherwise negotiate, any such demands, or approve any withdrawal of any such demands, or waive any failure to timely deliver a written demand for appraisal or otherwise to comply with the provisions under Section 262 of Delaware Law, or agree to do any of the foregoing.

Section 2.05.    Company Equity Awards.

(a)    Company RSU Awards. At or immediately prior to the Effective Time, each Company RSU Award that is outstanding immediately prior to the Effective Time shall, automatically and without any action required on the part of the holder of such Company RSU Award, be converted into a restricted stock unit award (a “Parent RSU Award”) in respect of that number of shares of the common stock of Parent, no par value (“Parent Common Stock”), (rounded to the nearest whole share) equal to the product of (i) the number of shares of Class A Common Stock subject to such Company RSU Award immediately prior to the Effective Time and (ii) the Equity Award Exchange Ratio. Except as expressly provided in this Section 2.05(a), each Parent RSU Award shall be subject to the same terms and conditions (including vesting and treatment upon termination terms) as applied to the corresponding Company RSU Award immediately prior to the Effective Time.

(b)    Company PSU Awards: Earnings Per Share and Revenue Growth. At or immediately prior to the Effective Time, each Company PSU Award that is outstanding immediately prior to the Effective Time which remains subject to vesting based on adjusted earnings per share and adjusted revenue growth shall, automatically and without any action required on the part of the holder of such Company PSU Award, be converted into a Parent RSU Award in respect of that number of shares of Parent Common Stock (rounded to the nearest whole share) equal to the product of (i) the number of shares of Class A Common Stock subject to such Company PSU Award immediately prior to the Effective Time and (ii) the Equity Award Exchange Ratio. For purposes of this Section 2.05(b), the number of shares of Class A Common Stock subject to a Company PSU Award subject to vesting based on adjusted earnings per share and adjusted revenue growth shall be based on deemed achievement of the performance metrics as follows: (A) with respect to any completed Performance Year, as defined in the

Company PSU Award agreement, based on actual achievement of the performance goals for such Performance Year, with respect to one third of the target number of Company PSU Awards, (B) with respect to any partially completed Performance Year, based on the greater of (1) target performance and (2) actual performance for such partially completed Performance Year through the Effective Time, but extrapolated through to the end of the Performance Year on the assumption that performance will continue at the same rate through to the end of the Performance Year, with respect to one third of the target number of Company PSU Awards, and (C) for any Performance Year that has not commenced, based on target performance with respect to one third of the target number of Company PSU Awards. Except as expressly provided in this Section 2.05(b), each such Parent RSU Award shall be subject to the same terms and conditions (including vesting and treatment upon termination terms) as applied to the corresponding Company PSU Award immediately prior to the Effective Time.

(c)    Company PSU Awards: Stock Price Performance. At or immediately prior to the Effective Time, each Company PSU Award that is outstanding immediately prior to the Effective Time which remains subject to vesting based on the price per share of the Class A Common Stock shall, automatically and without any action required on the part of the holder of such Company PSU Award, be converted into a Parent RSU Award in respect of that number of shares of Parent Common Stock (rounded to the nearest whole share) equal to the product of (i) the number of shares of Class A Common Stock subject to such Company PSU Award immediately prior to the Effective Time and (ii) the Equity Award Exchange Ratio. For purposes of this Section 2.05(c), the number of shares of Class A Common Stock subject to a Company PSU Award subject to vesting based on the price per share of the Class A Common Stock shall be based on deemed achievement of the performance metrics at the greater of actual or target performance, with actual performance determined by reference to the Merger Consideration. Except as expressly provided in this Section 2.05(c), each such Parent RSU Award shall be subject to the same terms and conditions (including vesting and treatment upon termination terms) as applied to the corresponding Company PSU Award immediately prior to the Effective Time.

(d)    Company Option Awards.

(i)    At or immediately prior to the Effective Time, each Company Option Award that is outstanding, unvested and unexercised immediately prior to the Effective Time shall, automatically and without any action required on the part of the holder of such Company Option Award, be converted into an option (a “Parent Option Award”) to purchase (i) that number of shares of Parent Common Stock (rounded down to the nearest whole share) equal to the product of (A) the total number of shares of Class A Common Stock subject to such Company Option Award immediately prior to the Effective Time and (B) the Equity Award Exchange Ratio, (ii) at an exercise price per share of Parent Common Stock (rounded up to the nearest whole cent) equal to the quotient of (A) the exercise price per share of Class A Common Stock of such Company Option Award immediately prior to the Effective Time divided by (B) the Equity Award Exchange Ratio; provided, however, that the exercise price and the number of shares of Parent Common Stock shall be determined in a manner consistent with the requirements of Section 409A of the Code and Treas. Reg. Section 1.409A-1(b)(v)(4)(D). Except as expressly provided in this Section 2.05(d), each such Parent Option Award shall be subject to the same terms and conditions (including vesting, exercisability and treatment upon termination terms) as applied to the corresponding Company Option Award immediately prior to the Effective Time.

(ii)    At or immediately prior to the Effective Time, each Company Option Award with a per share exercise price that is less than the Merger Consideration that is outstanding, vested and unexercised immediately prior to the Effective Time shall, automatically and without any action required on the part of the holder of such Company Option Award, be cancelled in exchange for cash in an amount equal to (i) the total number of shares of Class A Common Stock for which such Company Option Award is exercisable, multiplied by (ii) the excess of the Merger Consideration over the per share exercise price of such Company Option Award, without interest and less applicable Tax withholding. At the Effective Time, each Company Option Award with a per share exercise price that is equal to or greater than the Merger Consideration that is outstanding, vested and unexercised immediately prior to the Effective Time will be cancelled without consideration and will be of no further force and effect.

(e)    Adjustments and Payments. As of the Effective Time, the number and kind of shares available for issuance under each Company Stock Plan shall be adjusted, in accordance with the provisions of the applicable plan, to reflect the conversion of the shares available for issuance from Class A Common Stock into Parent Common Stock. Parent shall cause the Surviving Corporation to pay the consideration, if any, payable pursuant to Section 2.05(d)(ii) to holders of vested Company Option Awards who are current or former employees of the Company or any Subsidiary through its payroll at or reasonably promptly after the Effective Time (but in no event later than the second payroll date of Parent after the Effective Time).

(f)    Resolutions. Prior to the Effective Time, the Company Board (or, if appropriate, any committee thereof administering any Company Stock Plan) shall adopt such resolutions or take action by written consent in lieu of a meeting and take any actions that are necessary or appropriate to effectuate the transactions contemplated by this Section 2.05. The Company shall provide that, following the Effective Time, no holder of any Company RSU Award, Company PSU Award, or Company Option Award shall have the right to acquire any voting or equity securities or interest in the Company or the Surviving Corporation in respect thereof.

(g)    Parent Actions. Parent shall take all corporate actions that are necessary for the conversion and assumption of the Company Equity Awards pursuant to this Section 2.05, including the reservation, issuance and listing of Parent Common Stock as necessary to effect the transactions contemplated by this Section 2.05. As soon as practicable following the Effective Time, Parent shall file with the SEC a registration statement on Form S-8 (or any successor or other appropriate form) with respect to the shares of Parent Common Stock underlying the applicable converted Company Equity Awards, and shall use reasonable best efforts to maintain the effectiveness of such registration statement for so long as such applicable assumed Company Equity Awards remain outstanding.

Section 2.06.    Withholding Rights. Each of the Paying Agent, Merger Subsidiary, the Surviving Corporation and Parent shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to this Article 2 such amounts as it is required to deduct and withhold with respect to the making of such payment under any provision of federal, state, local or foreign Tax law. Any amounts deducted or withheld and paid over or remitted to the appropriate Taxing Authority shall be treated for all purposes of this Agreement as having been paid to Person in respect of which such deduction or withholding was made.

Section 2.07.    Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond, in such reasonable amount as the Surviving Corporation or the Paying Agent may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will issue, in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration to be paid in respect of the shares of Class A Common Stock represented by such Certificate, as contemplated by this Article 2.

ARTICLE 3

The Surviving Corporation

Section 3.01.    Certificate of Incorporation. At the Effective Time, by virtue of the Merger, and without any action on the part of the Company, Parent, Merger Subsidiary or any holder of Company Stock, the Company Charter shall be amended and restated to read in its entirety in the form attached hereto as Exhibit A and, as so amended and restated, shall be the certificate of incorporation of the Surviving Corporation until amended (subject to Section 7.02(a)) in accordance with Applicable Law.

Section 3.02.    Bylaws. The parties shall take the actions necessary so that, at the Effective Time, the Company Bylaws shall be amended and restated to read in their entirety in the form attached hereto as Exhibit B and, as so amended and restated, shall be the bylaws of the Surviving Corporation until amended (subject to Section 7.02(a)) in accordance with Applicable Law.

Section 3.03.    Directors and Officers. The parties shall take the actions necessary so that, from and after the Effective Time, until successors are duly elected or appointed and qualified in accordance with the certificate of incorporation and bylaws of the Surviving Corporation and Applicable Law or until their earlier death, resignation or removal, the directors of Merger Subsidiary at the Effective Time shall be the initial directors of the Surviving Corporation, and the officers of Merger Subsidiary at the Effective Time shall be the initial officers of the Surviving Corporation.

ARTICLE 4

Representations and Warranties of the Company

Subject to Section 11.05, except as disclosed in the Company SEC Documents filed on or after January 1, 2021 and before the date of this Agreement (but excluding any forward-looking disclosures set forth in any “risk factors” section, any disclosures in any “forward-looking statements” section and any other disclosures included therein that are cautionary, predictive or forward-looking in nature, which in no event shall be deemed to be an exception to or a disclosure against any representation or warranty set forth in this Article 4) (it being acknowledged that nothing in such Company SEC Documents will be deemed to modify or qualify the representations and warranties set forth in Section 4.01, Section 4.02 or Section 4.05) or as set forth in the Company Disclosure Letter, the Company represents and warrants to Parent that:

Section 4.01.    Corporate Existence and Power.

(a)    The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. OpCo LLC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)    Each of the Company and OpCo LLC has all corporate or limited liability company powers, as applicable, required to carry on its business as currently conducted. Each of the Company and OpCo LLC is duly qualified to do business as a foreign entity and (where applicable and recognized) is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(c)    Complete and correct copies of the Company Charter and Company Bylaws and the OpCo LLC Agreement and other organizational documents of OpCo LLC have been made available to Parent, each as amended to the date of this Agreement. Assuming the accuracy of the representation in the last sentence of Section 5.09, the Company is not in violation of the Company Charter or the Company Bylaws and OpCo LLC is not in violation of the OpCo LLC Agreement or the other organizational documents of OpCo LLC in any material respect.

Section 4.02.    Corporate Authorization.

(a)    The execution, delivery and, assuming the accuracy of the representation in the last sentence of Section 5.09, performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby are within the Company’s corporate powers and, except for the required approval of the Company’s stockholders in connection with the consummation of the Merger and assuming the accuracy of the representation in the last sentence of Section 5.09, have been duly authorized by all necessary corporate action on the part of the Company. Assuming the accuracy of the representation in the last sentence of Section 5.09, the performance and the consummation by OpCo LLC of the transactions contemplated hereby are within OpCo LLC’s limited liability company powers and, assuming the accuracy of the representation in the last sentence of Section 5.09, have been duly authorized by all necessary action on the part of OpCo LLC. Assuming the accuracy of the representation in the last sentence of Section 5.09, the approval of (i) a majority of the votes entitled to be cast by holders of the issued and outstanding shares of Company Stock, voting together as a single class and with the Series A Convertible Preferred Stock voting on an as-converted basis, and (ii) the holders of two-thirds of the issued and outstanding shares of Series A Convertible Preferred Stock, voting together as a single class, are the only votes of the holders of any Company Stock necessary in connection with the consummation of the Merger and the transactions contemplated by this Agreement (the “Company Stockholder Approval”) and no vote or consent of the holders of Common Units, Series A Convertible Preferred Units or any capital stock of, or other equity or voting securities or interest in, OpCo LLC is required by any Applicable Law, the OpCo LLC Agreement or other equivalent organizational documents of OpCo LLC in order for OpCo LLC to consummate the transactions contemplated hereby. Assuming due authorization, execution and delivery by Parent and Merger Subsidiary, and the accuracy of the representation in the last sentence of Section 5.09, this Agreement constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity).

(b)    At a meeting duly called and held, the Company Board has unanimously (i) determined that this Agreement and the transactions contemplated hereby are fair to, advisable and in the best interests of the Company’s stockholders, (ii) approved and declared advisable this Agreement and the transactions contemplated hereby upon the terms and subject to the conditions set forth herein, (iii) approved the execution and delivery of the Voting and Support Agreements and the Blueapple Sale Agreement by the parties thereto (and the consummation of the transactions contemplated thereby), (iv) directed that this Agreement be submitted to the Company’s stockholders to be adopted and approved, and (v) resolved, subject to Section 6.03, to recommend adoption of this Agreement by the Company’s stockholders (such recommendation in the preceding clause (v), the “Company Board Recommendation”), which resolutions have not been rescinded, modified or withdrawn in any way (unless such rescission or modification has been effected after the date hereof in accordance with Section 6.03).

Section 4.03.    Governmental Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby require no Permit or other action by or in respect of, or filing with, any Governmental Authority, other than (a) the filing of the Certificate of Merger with respect to the Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of other states in which the Company is qualified to do business, (b) compliance with any applicable requirements of the HSR Act and other applicable Regulatory Laws, (c) compliance with any applicable requirements of the 1933 Act, 1934 Act and any other applicable state or federal securities laws, (d) compliance with any applicable rules of the Nasdaq, (e) the applications, filings, consents and notices, as applicable, set forth in Section 4.03 of the Company Disclosure Letter, and (f) any Permits, or other actions or filings the absence of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 4.04.    Non-contravention. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby do not and will not (a) assuming the accuracy of the representation in the last sentence of Section 5.09, contravene, conflict with, or result in any violation or breach of any provision of the Company Charter, Company Bylaws, the OpCo LLC Agreement or the other organizational documents of OpCo LLC or any Subsidiary of the Company, (b) assuming receipt of the Company Stockholder Approval, the accuracy of the representation in the last sentence of Section 5.09, and compliance with the matters referred to in Section 4.03, contravene, conflict with or result in a violation or breach of any provision of any Applicable Law, (c) assuming receipt of the Permits, consents, authorizations and approvals contemplated by Section 4.03, require any consent or other action by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which the Company or any of its Subsidiaries is entitled under any provision of any Permit, Contract or other instrument binding upon the Company or any of its Subsidiaries, or (d) result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of the Company or any of its Subsidiaries, with only such exceptions, in the case of each of clauses (b), (c) and this clause (d), as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 4.05.    Capitalization.

(a)    The authorized capital stock of the Company consists of (i) 200,000,000 shares of Class A Common Stock, (ii) 40,000,000 shares of Class B Common Stock, (iii) 4,000,000 shares of Class C Common Stock, (iv) 32,000,000 shares of Class D Common Stock, and (v) 10,000,000 shares of Preferred Stock. As of 5:00 p.m., Eastern time, on July 28, 2022 (the “Reference Time”), there were (A) 47,955,762 shares of Class A Common Stock issued and outstanding, (B) no shares of Class B Common Stock issued and outstanding, (C) no shares of Class C Common Stock issued and outstanding, (D) 3,783,074 shares of Class D Common Stock issued and outstanding, (E) 152,250 shares of Series A Convertible Preferred Stock issued and outstanding, convertible into 11,020,817 shares of Class A Common Stock, (F) 1,725,159 shares of Class A Common Stock subject to outstanding Company RSU Awards, (G) 5,591,467 shares of Class A Common Stock subject to outstanding Company Option Awards, and (H) 604,748 shares of Class A Common Stock (assuming satisfaction of performance goals for incomplete performance periods at the maximum level) subject to outstanding Company PSU Awards. As of the Reference Time, there were (y) 83,902,374 Common Units issued and outstanding and (z) 152,250 Series A Convertible Preferred Units issued and outstanding, which represent all capital stock or other equity or voting securities of or ownership interests in OpCo LLC. All issued and outstanding shares of Company Stock and Common Units and Series A Convertible Preferred Units have been, and all shares of Company Stock that may be issued pursuant to any Company Stock Plan or the Series A Convertible Preferred Stock or Paired Interests will be (to the extent permitted by this Agreement), when issued in accordance with the respective terms thereof, duly authorized, validly issued, fully paid and nonassessable. All issued and outstanding Company Stock, Common Units and Series A Convertible Preferred Units have not been, and all shares of Company Stock that may be issued pursuant to any Company Stock Plan or the Series A Convertible Preferred Stock or Paired Interests (to the extent permitted by this Agreement) will not be, when issued in accordance with the respective terms thereof, issued in violation of any purchase option, call option, right of first refusal, preemptive right or any similar right pursuant to the Company Charter, Company Bylaws, the OpCo LLC Agreement or other organizational documents of OpCo LLC, any provision of Applicable Law or any Contract to which the Company or any of its Subsidiaries is a party or otherwise bound.

(b)    Except as set forth in this Section 4.05 and for changes since the Reference Time resulting from (i) the exercise of Company Option Awards or settlement of Company RSU Awards or Company PSU Awards in accordance with their terms or (ii) the issuance of shares of Class A Common Stock in exchange for Common Units and Class D Common Stock pursuant to the terms of the Exchange Agreement, as of the date of this Agreement there are no issued, reserved for issuance or outstanding, and have been no grants of: (A) shares of capital stock or other equity or voting securities of or ownership interests in the Company or OpCo LLC, (B) securities of the Company or OpCo LLC convertible into or exchangeable for shares of capital stock or other equity or voting securities of or ownership interests in the Company or OpCo LLC, (C) warrants, calls, options, subscriptions, commitments, restricted stock rights or other rights to acquire from the Company, or other obligation of the Company or OpCo LLC to issue, any capital stock, equity or voting securities or securities convertible into or exchangeable for capital stock or equity or voting securities of the Company or OpCo LLC, (D) outstanding bonds, debentures, notes or other similar obligations, the holders of which have the right to vote (or which are convertible into, exercisable for or exchangeable for securities having the right to vote) with the holders of the Company Common Stock or Common Units on any matter, or (E) restricted shares, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or valued by reference to, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of or equity or voting securities of the Company or OpCo LLC to which the Company or OpCo LLC are party (the items in clauses (A) through (D) and this clause (E) being referred to collectively as the “Company Securities”). Except for the Voting and Support Agreements and the OpCo LLC

Agreement, neither the Company nor any of its Subsidiaries is a party to any voting agreement, voting trusts, shareholders agreements, proxies or other agreements or understandings with respect to the voting of any Company Securities.

(c)    None of the issued and outstanding shares of Company Stock, Common Units or Series A Convertible Preferred Units have been issued in violation of any foreign, federal or state securities laws.

(d)    The Company has made available to Parent a complete and correct list, as of the Reference Time, of each outstanding Company Equity Award, including, with respect to each such award, (i) the grant date, (ii) the name of the holder thereof, (iii) the number of shares of Company Stock subject to such award or, in the case of a Company PSU Award, the target and maximum number of shares of Company Stock subject to such award, (iv) the Company Stock Plan under which the Company Equity Award was granted, (v) the number of vested and unvested shares of Company Stock subject to such award, (vi) the exercise price, in the case of a Company Option Award, (vii) the expiration date, if any and (viii) in the case of a Company Equity Award that vests solely based on continued service, the vesting schedule of such Company Equity Award. Each Company Equity Award was granted in accordance with the terms of the applicable Company Stock Plan and award agreements thereunder and all Applicable Laws (including Section 409A of the Code). Each Company Option Award has an exercise price that is at least equal to the “fair market value” of the underlying shares on the date of grant, as determined for financial accounting purposes under GAAP.

(e)    The Company has made available to Parent a true, complete and correct list of all holders of Common Units, Class D Common Stock, Series A Convertible Preferred Stock and Series A Convertible Preferred Units and the number of Common Units, Class D Common Stock, Series A Convertible Preferred Stock and Series A Convertible Preferred Units held by such holders, in each case, as of the Reference Time.

(f)    All holders of Common Units other than Blueapple are party to the Exchange Agreement. The rate at which each Paired Interest may be exchanged for shares of Class A Common Stock pursuant to the terms of the Exchange Agreement and the Opco LLC Agreement is one for one. The Conversion Price and Liquidation Preference (in each case as defined in the Certificate of Designations), as of the date hereof, in respect of the Series A Convertible Preferred Stock is set forth on Section 4.05(f) of the Company Disclosure Letter. As a result of the Merger and the transactions contemplated by this Agreement, the Surviving Corporation will be wholly owned by Parent, and the Surviving Corporation and Parent will own all Common Units issued and outstanding as of the Effective Time, and no Series A Convertible Preferred Units will be issued and outstanding as of the Effective Time. No (i) shares of capital stock of the Company or (ii) Company Securities are owned by any Subsidiary of the Company.

Section 4.06.    Subsidiaries.

(a)    Section 4.06(a) of the Company Disclosure Letter sets forth a complete and correct list, as of the date of this Agreement, of each Subsidiary of the Company and its place and form of organization. Neither the Company nor any of its Subsidiaries owns, directly or indirectly, any capital stock of, or any joint venture, membership, partnership, voting or equity security or interest of any nature in, any other Person other than the OpCo LLC and wholly owned Subsidiaries, nor any right or obligation (contingent or otherwise) to acquire any such capital stock, voting or equity security or ownership interest or to make any investment in any Person.

(b)    Each Subsidiary of the Company has been duly organized, is validly existing and (where applicable) in good standing under the laws of its jurisdiction of organization and has all organizational powers and all Permits required to carry on its business as currently conducted, except for those powers and Permits, the absence of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each such Subsidiary is duly qualified to do business as a foreign entity and (where applicable) is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not reasonably be expected to have, individually or in the aggregate, a Material Adverse

Effect. The Company has made available to Parent true, correct and complete copies of the organization documents of each “significant subsidiary” of the Company within the meaning of Rule 1-02 of Regulation S-X of the SEC, each as currently in effect. No “significant subsidiary” of the Company is in violation of its charter, bylaws or other similar organizational documents except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole.

(c)    Except as set forth in Section 4.06(c) of the Company Disclosure Letter, all of the outstanding capital stock of or other equity or voting securities of, or ownership interests in, each Subsidiary of the Company, is owned by the Company, directly or indirectly, free and clear of any Lien (other than Permitted Liens).

(d)    All of the outstanding capital stock of or other equity or voting securities of, or ownership interests in, each Subsidiary of the Company has been duly authorized, validly issued and is fully paid and nonassessable and free of any transfer restriction (other than transfer restrictions of general applicability as may be provided under the 1933 Act or other applicable securities laws), including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other equity or voting securities or ownership interests. Except as set forth in Section 4.06(c) of the Company Disclosure Letter, as of the date of this Agreement, there have been no grants of and are no issued, reserved for issuance or outstanding (i) securities of the Company or any of its Subsidiaries convertible into, or exchangeable for, shares of capital stock or other equity or voting securities of, or ownership interests in, any Subsidiary of the Company, (ii) warrants, calls, options, subscriptions, commitments, restricted stock rights or other rights to acquire from the Company or any of its Subsidiaries, or other obligations of the Company or any of its Subsidiaries to issue, any capital stock or other equity or voting securities of, or ownership interests in, or any securities convertible into, or exchangeable for, any capital stock or other equity or voting securities of, or ownership interests in, any Subsidiary of the Company, (iii) outstanding bonds, debentures, notes or other similar obligations, the holders of which have the right to vote (or which are convertible into, exercisable for or exchangeable for securities having the right to vote) with the holders of any capital stock or other equity or voting securities of any Subsidiary of the Company on any matter, or (iv) restricted shares, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or valued by reference to, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or other equity or voting securities of, or ownership interests in, any Subsidiary of the Company to which the Company or any Subsidiary of the Company is a party (the items in clauses (i) through (iii) and this clause (iv) being referred to collectively as the “Company Subsidiary Securities”). There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any of the Company Subsidiary Securities.

Section 4.07.    SEC Filings and the Sarbanes-Oxley Act.

(a)    The Company has filed with or furnished to the SEC all reports, schedules, forms, statements, prospectuses, registration statements and other documents required to be filed with or furnished to the SEC by the Company since December 31, 2020 (collectively, together with any exhibits and schedules thereto and other information incorporated therein, the “Company SEC Documents”).

(b)    No Subsidiary of the Company is required to file or furnish any report, statement, schedule, form or other document with, or make any other filing with, or furnish any other material to, the SEC.

(c)    As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such later filing), each Company SEC Document (i) complied in all material respects with the applicable requirements of the Sarbanes-Oxley Act, the 1933 Act and the 1934 Act, as the case may be, and the applicable rules and regulations promulgated thereunder, and (ii) did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(d)    Each Company SEC Document that is a registration statement, as amended or supplemented, if applicable, filed pursuant to the 1933 Act, as of the date such registration statement or amendment became effective, complied in all material respects with the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(e)    As of the date of this Agreement, (i) there are no material outstanding or unresolved comments from the SEC with respect to the Company SEC Documents, (ii) to the knowledge of the Company, none of the Company SEC Documents is subject to ongoing SEC review and (iii) there are no pending inspections of an audit of the Company’s financial statements by the Public Company Accounting Oversight Board.

(f)    The Company and each of its officers are in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act. The management of the Company maintains, and since December 31, 2019 has maintained, in compliance with Rule 13a-15 under the 1934 Act, designed disclosure controls and procedures to ensure that material information required to be disclosed by the Company in the forms, reports, schedules, prospectuses, registration statements and other documents that it files or furnishes pursuant to the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, is made known to the management of the Company by others within those entities, and disclosed to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act and Company’s auditors and the audit committee of the Company Board. Based on its most recent evaluation prior to the date of this Agreement, the Company’s auditors and the audit committee of the Company Board have not identified (i) any significant deficiencies or material weakness (each as defined in Rule 13a-15(f) of the 1934 Act) in the design or operation of the Internal Controls which would adversely affect the Company’s ability to record, process, summarize and report financial data and have identified for the Company’s auditors any material weaknesses in Internal Controls and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s Internal Controls or the preparation of financial statements. The Company’s management has completed an assessment of the Company’s Internal Controls over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the fiscal year ended December 31, 2021, and such assessment concluded that such system was effective. The Company’s independent registered public accounting firm has issued (and not subsequently withdrawn or qualified) an attestation report concluding that the Company maintained effective internal control over financial reporting as of December 31, 2021. Since December 31, 2019, the principal executive officer and principal financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act (including Sections 302 and 906 thereof).

(g)    The Company and its Subsidiaries maintain, and have at all times since December 31, 2019 maintained, a system of “disclosure controls and procedures” and “internal control over financial reporting” (as defined in Rule 13a-15 under the 1934 Act) (“Internal Controls”) sufficient to provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of Company financial statements for external purposes in accordance with GAAP. The Company has disclosed, based on its most recent evaluation of Internal Controls prior to the date of this Agreement, to the Company’s auditors and audit committee (i) any significant deficiencies and material weaknesses (each as defined in Rule 13a-15(f) of the 1934 Act) in the design or operation of the Company’s Internal Controls, which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s Internal Controls or the preparation of financial statements.

(h)    Since December 31, 2020, the Company has complied in all material respects with the applicable listing and corporate governance rules and regulations of the Nasdaq.

Section 4.08.    Financial Statements. The audited consolidated financial statements and unaudited consolidated quarterly financial statements (in each case, including the related notes) of the Company included or incorporated by reference in the Company SEC Documents (i) have been prepared in conformity with GAAP applied on a consistent basis for the periods then ended (except as may be indicated in such statements or the notes thereto) and (ii) fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (except, in the case of any unaudited quarterly financial statements with respect to clause (i) or this clause (ii), as permitted by Form 10-Q of the SEC or other rules and regulations of the SEC and subject to normal year-end audit adjustments, none of which, individually or in the aggregate, would be material to the Company and its Subsidiaries, taken as a whole). Since December 31, 2020, there has been no change in the Company’s accounting policies or methods of making accounting estimates or changes in estimates that are material to the Company’s financial statements, except as described in the Company SEC Documents.

Section 4.09.    Disclosure Documents. The information supplied by or on behalf of the Company for inclusion in or incorporation by reference in the proxy statement, or any amendment or supplement thereto, to be sent to the Company stockholders in connection with the Merger and the other transactions contemplated by this Agreement (the “Proxy Statement”) shall not, on the date the Proxy Statement, and any amendments or supplements thereto, is filed or first mailed to the stockholders of the Company or at the time of the Company Stockholder Approval contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Proxy Statement will comply in all material respects with the requirements of the 1934 Act. The representations and warranties contained in this Section 4.09 shall not apply to statements or omissions included or incorporated by reference in the Proxy Statement based upon information supplied by Parent, Merger Subsidiary or any of their respective Representatives for use or incorporation by reference therein.

Section 4.10.    Absence of Certain Changes.

(a)    From the Company Balance Sheet Date until the date of this Agreement, there has not been any change, effect, event, circumstance, development, condition or occurrence that has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b)    From the Company Balance Sheet Date until the date of this Agreement, (i) the business of the Company and its Subsidiaries has been conducted in all material respects in the ordinary course of business and (ii) there has not been any action taken by the Company or any of its Subsidiaries that, if taken during the period from the date of this Agreement through the Effective Time without Parent’s consent, would constitute a breach of Section 6.01(a), Section 6.01(b), Section 6.01(e), Section 6.01(h), Section 6.01(l), Section 6.01(n) or, to the extent applicable to such sections, Section 6.01(r).

Section 4.11.    No Undisclosed Material Liabilities. There are no liabilities or obligations of the Company or any of its Subsidiaries of any kind whatsoever, whether or not accrued, contingent, absolute, determined, determinable or otherwise, other than: (a) liabilities or obligations disclosed, reflected or reserved against in the Company Balance Sheet; (b) liabilities or obligations expressly permitted or contemplated by this Agreement and incurred in connection with the transactions contemplated hereby; and (c) liabilities or obligations that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 4.12.    Permits; Compliance with Laws.

(a)    The Company and each of its Subsidiaries has in effect all Permits necessary for its ownership and operation of its business as presently conducted, except where the absence of such Permits has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. (i) Each Permit of the Company and its Subsidiaries is in full force and effect, (ii) the Company and its Subsidiaries are in compliance in all respects with the terms of all Permits necessary for the ownership and operation of its businesses as presently conducted and (iii) since December 31, 2019, no default has occurred under, and there exists no event that, with or without notice, lapse of time or both, would result in a default under, any such Permit, or would give to others any right of revocation, non-renewal, adverse modification or cancellation of any such Permit, and neither the Company nor any of its Subsidiaries has received written or communication, nor, to the knowledge of the Company, any oral communication, (x) from any Governmental Authority alleging any conflict with or breach of any such Permit or (y) of any suspension, cancellation, withdrawal, revocation or modification of any such Permit or threatening to suspend, cancel, withdraw, revoke or modify any such Permit, except, in each case pursuant to clauses (i) through (iii) of the foregoing, as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. As of the date of this Agreement, there is no Order, injunction, rule or order of any arbitrator or Governmental Authority outstanding against the Company or any of its Subsidiaries that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b)    Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and each of its Subsidiaries have since January 1, 2019, complied with all Applicable Laws relating to the Company and its Subsidiaries, including, without limiting the foregoing, (i) all laws related to data protection or privacy (including laws relating to the privacy and security of data or information that constitutes personal data or personal information under Applicable Law (“Personal Data”, and such laws relating thereto, “Data Protection Laws”)), (ii) all applicable financial recordkeeping and reporting requirements of all money laundering laws administered or enforced by any Governmental Authority, (iii) all laws related to the collection, processing, possession, handling, clearance, settlement and/or remittance of funds, (iv) the rules and requirements of the Financial Industry Regulatory Authority that are binding on the Company or its Subsidiaries, (v) any and all sanctions or regulations enforced by the Office of Foreign Assets Control of the United States Department of the Treasury, (vi) the Bank Secrecy Act of 1970 and its implementing regulations, (vii) all laws relating to money transmission or unclaimed property, (viii) the Electronic Fund Transfer Act and its implementing Regulation E, including the International Remittance Transfer Rule, (ix) the Gramm-Leach-Bliley Act and all federal regulations implementing such act, and (x) any other Applicable Law relating to bank secrecy, discriminatory lending, financing or leasing practices, consumer protection, money laundering prevention, foreign assets control, sanctions laws and regulations. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each of the Company and its Subsidiaries have since January 1, 2019 established and maintained a system of internal controls designed to ensure compliance by the Company and its Subsidiaries with applicable financial recordkeeping and reporting requirements of all money laundering laws administered. None of the Company, any of its Subsidiaries or any of their respective officers, directors, employees or any Person acting on its or its Subsidiaries’ behalf is currently or has in the last five (5) years been: (i) organized, operating in, conducting business with, ordinarily resident, or is otherwise engaging in dealings with or for the benefit of any Person or in a country or territory (or whose government is) currently or has in the last five (5) years been itself the subject of or target of any sanctions (at present, Crimea, the so-called Donetsk People’s Republic and Luhansk People’s Republic, Cuba, Iran, North Korea, Russian Federation, Sudan, Venezuela and Syria) or (ii) a Person with whom dealings are restricted or prohibited under any sanctions or Trade Laws.

(c)    Except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, none of the Company, any of its Subsidiaries or any of their respective directors or officers, or to the knowledge of the Company, any employee, agent or other person acting on behalf of the Company or any of its Subsidiaries has, directly or indirectly, (i) used any funds of the Company or any of its Subsidiaries for unlawful contributions, unlawful gifts, unlawful entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic governmental officials or employees or to foreign or domestic political parties or campaigns from funds of the Company or any of its Subsidiaries, (iii) violated any provision that would result in the violation of the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), or any similar law, (iv) established or maintained any unlawful fund of monies or other assets of the Company or any of its Subsidiaries in violation of the FCPA, (v) made any fraudulent entry on the books or records of the Company or any of its Subsidiaries in violation of the FCPA, or (vi) made any unlawful bribe, unlawful rebate, unlawful payoff, unlawful influence payment, unlawful kickback or other unlawful payment to any person, private or public, regardless of form, whether in money, property or services, to obtain favorable treatment in securing business, to obtain special concessions for the Company or any of its Subsidiaries, to pay for favorable treatment for business secured or to pay for special concessions already obtained for the Company or any of its Subsidiaries.

(d)    The Company maintains a written information privacy and security program that maintains reasonable measures to protect the privacy, confidentiality and security of all Personal Data against any (i) loss or misuse of Personal Data, (ii) unauthorized access to or unlawful operations performed upon Personal Data, or (iii) other act or omission that compromises the security or confidentiality of Personal Data (clauses (i) through (iii), a “Security Breach”). The Company has not experienced any Security Breach that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. There are no data security or other technological vulnerabilities with respect to the Company’s information technology systems or networks that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company and its Subsidiaries have not received any written notice (including any enforcement notice) alleging, or providing notice of any Claims concerning, any material noncompliance with any Applicable Laws concerning such Personal Data.

(e)    Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, since January 1, 2019 the Company and its Subsidiaries have complied with and are not in default under (i) any applicable bylaws, operating rules, regulations and requirements of the National Automated Clearinghouse Association and any applicable payment network, exchange or association, including any Card Schemes, in each case, which are either binding on the Company or any of its Subsidiaries or with which the Company or any of its Subsidiaries complies pursuant to contractual requirements and (ii) the Payment Card Industry Data Security Standard issued by the Payment Card Industry Security Standards Council, as may be revised from time to time. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, since January 1, 2019, neither the Company nor its Subsidiaries have received any written notices of any material Claim regarding any matters applicable to the Company or its Subsidiaries in connection with its performance of its obligations in the collection, processing, possession, handling, clearance, settlement and/or remittance of funds in the conduct of its business from any Governmental Authority, the National Automated Clearinghouse Association or any Card Scheme.

Section 4.13.    Litigation. There are no and, for the past three (3) years there have not been any, Claims pending or, to the knowledge of the Company, threatened against the Company, any of its Subsidiaries or any present or former officer, director or employee of the Company or any of its Subsidiaries for whom the Company or any of its Subsidiaries may be liable or affecting any of the Company’s or its Subsidiaries’ owned assets that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as has not had, and would not reasonably be expected to have, a Material Adverse Effect, neither the Company nor any of its Subsidiaries, nor their respective assets, is, or for the last three (3) years has been, subject to any Order.

Section 4.14.    Properties.

(a)    Neither the Company nor any of its Subsidiaries owns any real property. Section 4.14(a) of the Company Disclosure Letter sets forth a true and complete list of all material leased real property to which the Company or any of its Subsidiaries is a tenant, subtenant or occupant or otherwise leases, subleases or occupies as of the date of this Agreement (“Leased Real Property”). Each lease, license, sublease or other occupancy agreement with respect to the Leased Real Property (each a “Real Property Lease”) is valid and binding on the Company or its Subsidiary, enforceable in accordance with its terms and in full force and effect (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity).

(b)    The Company has made available to Parent and Merger Subsidiary prior to the date of this Agreement true and complete copies of each Real Property Lease. Except as would not have, individually or in the aggregate, a Material Adverse Effect, none of the Company, any of its Subsidiaries nor, to the Company’s knowledge, any of the other parties thereto, is in breach of or default under any Real Property Lease and, to the

Company’s knowledge, no circumstances or state of facts presently exists which, with the giving of notice or passage of time, or both, would constitute a breach or default under any Real Property Lease. The Company and its Subsidiaries are not parties to any written or oral sublease, license, occupancy agreement or other Contract of any kind that grants to any other Person the right to use or occupy any Leased Real Property. Except as would not have, individually or in the aggregate, a Material Adverse Effect, the Company and its Subsidiaries have not received written notice of any pending and, to the Company’s knowledge, there is no pending or threatened condemnation, eminent domain, taking or similar proceeding affecting any Leased Real Property or any portion thereof.

(c)    The Company and its Subsidiaries have good, valid and marketable title to, or leases and have a valid leasehold interest in, all of the assets, properties and interests in properties (tangible or intangible) reflected as being owned or leased to the Company or its Subsidiaries in the Company Balance Sheet or acquired after the Company Balance Sheet Date (including a valid leasehold interest in all Leased Real Property), free and clear of all Liens, except (i) for Permitted Liens, (ii) for assets disposed of in the ordinary course of business consistent with past practices after the Company Balance Sheet Date, and (iii) as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, such assets, properties and interests in properties (tangible and intangible) include all assets, properties and interests in properties (tangible and intangible) necessary to enable the Company and its Subsidiaries to carry on their respective businesses as presently conducted. All tangible personal property used by the Company or its Subsidiaries in the operation of their respective business is in reasonably good condition and repair, subject to reasonable wear and tear considering the age and ordinary course of use of such property.

Section 4.15.    Intellectual Property.

(a)    The Company and/or its Subsidiaries have valid title and exclusive ownership interest in the Company Owned IP, free and clear of any Liens (other than Permitted Liens). The Company and each of its Subsidiaries, as applicable, owns or otherwise possesses adequate rights to use, all Intellectual Property used in or necessary for their respective businesses as currently conducted, all of which rights shall survive the consummation of the transactions contemplated by this Agreement without being terminated or materially changed. Neither the execution and delivery of nor performance under this Agreement by the Company, or the consummation of the transaction contemplated by this Agreement will, under any Contract to which Company is bound, result in (i) any obligation to grant licenses, covenants not to assert, or other rights with respect to material Company Owned IP, which such party was not bound by or subject to prior to the Closing, (ii) the termination of any material license of Intellectual Property to the Company or any of its Subsidiaries by a Third Party, which is material to the Company and its Subsidiaries, taken as a whole, (iii) the release from escrow of any proprietary software, which is material to the Company and its Subsidiaries, taken as a whole, or (iv) the obligation to pay any royalties, fees or other payments to any Person, with respect to Intellectual Property, in excess of those obligations by such party prior to the Closing and which would be material to the Company and its Subsidiaries, taken as a whole.

(b)    There are no Claims pending or threatened in writing, alleging infringement, misappropriation or any other violation of any Intellectual Property rights of any Third Party by the Company or any of its Subsidiaries, or alleging that any Company Registered IP is invalid or unenforceable, or challenging the Company’s ownership of any Company Registered IP, that would reasonably be expected to have a Material Adverse Effect.

(c)    None of the Company or its Subsidiaries has infringed, misappropriated or otherwise violated any Intellectual Property rights of any Person and there are no legal disputes or claims pending or threatened alleging the foregoing, except for such infringements, misappropriations or violations that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(d)    None of the Company Owned IP has been infringed, misappropriated or otherwise violated by any Third Party, except for such infringements, misappropriations or violations that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(e)    Section 4.15(e) of the Company Disclosure Letter contains a complete and correct list, as of the date of this Agreement, of all material Company Registered IP. Except as would not reasonably be expected to have a Material Adverse Effect, (i) to the knowledge of the Company, all issued Company Registered IP is subsisting, valid and enforceable, (ii) the Company and its Subsidiaries have paid all maintenance fees and filed all statements of use reasonably necessary to maintain the Company Registered IP, and (iii) none of the issued Company Registered IP has been adjudged invalid or unenforceable in whole or in part.

(f)    The Company and its Subsidiaries have taken commercially reasonable steps to protect the trade secrets in the Company Owned IP and to protect any confidential information or trade secrets provided to them by any other Person under obligation of confidentiality and no such confidential information or trade secrets have been used, disclosed to or otherwise discovered by any Person except pursuant to a valid and enforceable non-disclosure agreement that has not been breached by such Person, except, in each case, where failures to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(g)    The Company and its Subsidiaries have obtained from all parties (including Company Employees and current or former employees, consultants and subcontractors) who contributed to or were involved in the development discovery, conception or reduction to practice of any, or otherwise who would have any rights in or to, any material Intellectual Property, software or other technology of the Company or its Subsidiaries, written assignments thereof or equivalent assignment of rights under the law. To the Company’s knowledge, no such Person retains or purports to retain any right, title or interest in or to any such Intellectual Property.

(h)    Neither the Company nor its Subsidiaries has delivered, licensed or made available, nor is under a duty or obligation (whether present, contingent, or otherwise) to deliver, license or make available, the source code for any proprietary software, which is material to the Company and its Subsidiaries, taken as a whole, to any escrow agent or other Person who is not an employee or consultant who are subject to valid and binding confidentiality obligations and acting on behalf of the Company or its Subsidiaries.

(i)    Neither the Company nor its Subsidiaries has distributed, made available for remote interaction, or incorporated or linked any open source software in conjunction with or into any proprietary software, which is material to the Company and its Subsidiaries, taken as a whole, in a manner that requires the Company or its Subsidiaries to (i) disclose or distribute to any Person or the public any portion of the source code for such proprietary software, (ii) impose any restriction on the consideration to be charged for the distribution of such proprietary software, or (iii) grant, or purport to grant, to any third party, any rights or immunities under any Company Owned IP. The Company and each of its Subsidiaries are in material compliance with the terms and conditions of all relevant licenses for open source software used by the Company and its Subsidiaries, including notice and attribution obligations.

Section 4.16.    Taxes.

(a)    All material Tax Returns required by Applicable Law to be filed with any Taxing Authority by the Company or any of its Subsidiaries have been filed when due (taking into account any extension of time within which to file) in accordance with all Applicable Law, and all such material Tax Returns were, at the time of filing, true and complete in all material respects.

(b)    The Company and each of its Subsidiaries has paid or has withheld and remitted in full to the appropriate Taxing Authority all material Taxes due and payable, other than such Taxes that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established on the financial statements of the Company and its Subsidiaries, and the financial statements of the Company and its Subsidiaries reflect adequate reserves in accordance with GAAP for Taxes of the Company and its Subsidiaries as of the date thereof.

(c)    Neither the Company nor any of its Subsidiaries has been granted any extension or waiver of the statute of limitations period applicable to any income or franchise or other material Tax Return, which period (after giving effect to such extension or waiver) has not yet expired.

(d)    There is no material claim, audit, action, suit, investigation or other proceeding now pending or threatened in writing against or with respect to the Company or its Subsidiaries in respect of any Tax or Tax asset, and no material deficiency for Taxes has been assessed by any Governmental Authority against the Company or any of its Subsidiaries with respect to any completed and settled examination or concluded litigation that has not been fully satisfied by payment.

(e)    The Company and its Subsidiaries (i) have timely deducted, withheld and collected all Taxes that are required to be deducted, withheld or collected with respect to amounts paid to its employees, agents, shareholders, contractors and other third parties and remitted such amounts to the proper authorities and (ii) have otherwise complied in all material respects with all Applicable Law relating to the payment, withholding, collection and remittance of Taxes (including information reporting requirements).

(f)    There are no Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of the Company or any of its Subsidiaries.

(g)    During the last three (3) years, neither the Company nor any of its Subsidiaries has been a party to any transaction treated by the parties thereto as one to which Section 355 of the Code (or any similar provision of state, local or foreign law) applied.

(h)    None of the Company or any of its Subsidiaries (i) has ever been a member of an affiliated group of corporations within the meaning of Section 1504 of the Code (other than an affiliated group of which the Company was the common parent corporation); (ii) has any liability for Taxes of any Person under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Applicable Law); or (iii) has ever been a party to or bound by any Tax allocation, sharing, indemnity, or reimbursement agreement or arrangement (other than any customary Tax indemnification provisions in commercial, joint venture or acquisition agreements not primarily related to Taxes, and other than any agreement or arrangement solely among the Company and its Subsidiaries).

(i)    Within the last three (3) years, no Claim has been made in writing by any Tax authority in a jurisdiction where the Company or any of its Subsidiaries has not filed Tax Returns of a particular type that the Company or any of its Subsidiaries is or may be subject to material Tax of such type by, or required to file Tax Returns with respect to material Taxes of such type in, such jurisdiction. Neither the Company nor any Company Subsidiary is or has been subject to Tax in any jurisdiction other than its jurisdiction of incorporation by virtue of having a permanent establishment or taxable presence in that jurisdiction.

(j)    Section 4.16(j) of the Company Disclosure Letter sets forth any material effective Tax exemptions, Tax holidays or Tax incentive arrangements to which the Company or any of its Subsidiaries is a party. The Company and its Subsidiaries are in compliance, in all material respects, with the requirements of any such Tax exemptions, Tax holidays, or Tax incentive arrangements.

(k)    Neither the Company nor any of its Subsidiaries is bound by, or party to, with respect to the current or any future taxable period, any closing agreement (within the meaning of Section 7121(a) of the Code (or any similar or analogous provision of state, local or non-U.S. Law)) or other ruling or written agreement with a Tax authority, in each case, with respect to material Taxes.

(l)    Neither the Company nor any of its Subsidiaries has any material liability to make installment payments under Section 965(h)(1) of the Code or payments of deferred Tax obligations pursuant to the Coronavirus Aid, Relief, and Economic Security Act (CARES) or similar statutory relief.

(m)     Neither the Company nor any of its Subsidiaries has engaged in any transaction that is a “reportable transaction” under Section 1.6011-4(b) of the Treasury Regulations.

Section 4.17.    Employee Benefit Plans.

(a)    Section 4.17(a) of the Company Disclosure Letter contains a complete and correct list, as of the date of this Agreement, of each material Employee Plan. “Employee Plan” means each “employee benefit plan,” as defined in Section 3(3) of ERISA, whether or not subject to ERISA, and each other employment, severance or similar Contract, plan, practice, program, arrangement, agreement, understanding or policy providing for compensation, bonuses, profit-sharing, stock option or other stock-related rights, retention, termination, change in control or other forms of incentive or deferred compensation, vacation benefits, insurance (including any self-insured arrangements), health or medical benefits, employee assistance program, disability or sick leave benefits, post-employment or retirement benefits (including compensation, pension, health, medical or life insurance benefits) and any other remuneration or benefits which is maintained, administered or contributed to (or is required to be maintained, administered or contributed to) by the Company or any of its Subsidiaries, or with respect to which the Company or any of its Subsidiaries has any liability (other than any plan, policy, program, arrangement or understanding maintained by a Governmental Authority, or, in the case of an Employee Plan that is maintained outside the United States primarily for the benefit of Persons who are nonresident aliens, to which the Company or any of its Subsidiaries contributes pursuant to Applicable Law).

(b)    The Company has delivered correct and complete copies of the following documents to Parent with respect to each material Employee Plan, to the extent applicable: (i) the documents embodying such Employee Plan (and, if applicable, all related trust or funding agreements or insurance policies), including all amendments thereto, (ii) the most recent summary plan description together with the summary or summaries of material modifications thereto, if any, (iii) the most recent Internal Revenue Service (“IRS”) or Department of Labor determination, opinion, notification and advisory letters, (iv) the most recent annual report (Form Series 5500 and all schedules and financial statements attached thereto), (v) all discrimination tests for the most recent plan year, and (vi) all material non-routine correspondence with any Governmental Authority in the past three (3) years.

(c)    Neither the Company nor any of its ERISA Affiliates sponsors, maintains or contributes to, or has in the past six (6) years sponsored, maintained or contributed to, any Employee Plan subject to Title IV of ERISA or Section 302 of ERISA or Section 412 or 4971 of the Code. No liability under Title IV of ERISA has been incurred by the Company or any of its ERISA Affiliates that has not been satisfied in full.

(d)    Neither the Company nor any of its ERISA Affiliates contributes to, or has in the past six (6) years contributed to, any multiemployer plan, as defined in Section 3(37) of ERISA (a “Multiemployer Plan”) or a plan that has two (2) or more contributing sponsors, at least two (2) of whom are not under common control, within the meaning of Section 4063 of ERISA, and neither the Company nor any ERISA Affiliate nor any predecessor thereof has incurred any liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as those terms are defined in Part I of Subtitle E of Title IV of ERISA, that has not been satisfied in full.

(e)    Each Employee Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter, or has pending or has time remaining in which to file an application for such determination from the IRS, or, in the case of a preapproved plan, the underlying preapproved plan has received a favorable advisory or opinion letter from the IRS, and, to the knowledge of the Company, no revocation of such Employee Plan’s tax-qualified status has been threatened by any Governmental Authority. To the knowledge of the Company, there are no existing circumstances and no events have occurred that would reasonably be expected to adversely affect the qualified status of any such Employee Plan or the related trust. No trust funding any Employee Plan is intended to meet the requirements of Section 501(c)(9) of the Code.

(f)    Each Employee Plan has been established, operated, maintained and administered in all material respects in compliance with its terms and with the requirements prescribed by any and all Applicable Laws, including ERISA and the Code.

(g)    None of the Company or any of its Subsidiaries nor any of their ERISA Affiliates, nor any other person, including any fiduciary with respect to the Employee Plan in question, has engaged in or been a party to any “prohibited transaction,” within the meaning of Section 4975 of the Code or Sections 406 or 407 of ERISA and not otherwise exempt under Section 408 of ERISA that would reasonably be expected to result in material liability to the Company or its Subsidiaries.

(h)    All material contributions, reserves or premium payments required to have been made or accrued, or that are due, as of the date hereof to or with respect to the Employee Plans have been timely made or accrued in accordance with GAAP.

(i)    The consummation of the transactions contemplated by this Agreement will not (either alone or together with any other event, to the extent such other event standing alone would not by itself trigger such benefit) (i) entitle any employee, director or independent contractor of the Company or any of its Subsidiaries to any payment, forgiveness of indebtedness, vesting or distribution, (ii) accelerate the time of payment or vesting or trigger any funding (through a grantor trust or otherwise) of compensation or benefits under any Employee Plan or otherwise, (iii) increase the amount or value payable or trigger any other material obligation pursuant to, any Employee Plan or otherwise, or (iv) result in any limitation on the right of the Company or any of its Subsidiaries to amend, merge, terminate or receive a reversion of assets from any Employee Plan or related trust. Without limiting the generality of the foregoing, no amount paid or payable in connection with the transactions contemplated hereby will be an “excess parachute payment” within the meaning of Section 280G of the Code. The Company has provided Parent with preliminary calculations reflecting a good faith estimate of the consequences of Sections 280G and 4999 on any “disqualified individuals” within the meaning of Section 280G of the Code in connection with the consummation of the transactions contemplated hereby (either alone or in conjunction with any other event).

(j)    No Employee Plan provides for the gross-up or reimbursement of Taxes under Sections 4999 or 409A of the Code, or otherwise.

(k)    Neither the Company nor any of its Subsidiaries has any liability in respect of post-retirement health, medical, life insurance or other welfare benefits for retired, former or current employees of the Company or its Subsidiaries except for coverage or benefits as required under Section 4980B of the Code or any other Applicable Law.

(l)    Except as would not be material to the Company and its Subsidiaries, taken as a whole, there is no action, suit, investigation, arbitration, audit or proceeding pending against or, to the knowledge of the Company, threatened against, any Employee Plan before any Governmental Authority, other than routine claims for benefits.

(m)    Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each Employee Plan that is maintained outside the United States primarily for the benefit of Persons who are nonresident aliens: (i) has been maintained in accordance with all applicable requirements and if required to be registered has been registered and has been maintained in good standing with applicable regulatory authorities; (ii) if intended to receive favorable Tax treatment under applicable Tax laws has been qualified or similarly determined to satisfy the requirements of such Tax laws; (iii) is not a defined benefit plan (as defined in

Section 3(35) of ERISA, whether or not subject to ERISA); and (iv) to the extent required to be funded, book-reserved or secured by an insurance policy, is fully funded, book-reserved or secured by an insurance policy, as applicable, based on reasonable actuarial assumptions in accordance with applicable accounting principles.

Section 4.18.    Labor and Employment Matters.

(a)    Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or similar agreement with a labor union, works council or similar labor organization. There is no, and has not been since December 31, 2020, any (i) material unfair labor practice, labor dispute (other than routine individual grievances) or labor arbitration proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries relating to their businesses, (ii) to the Company’s knowledge, material activity or proceeding by a labor union or other group or Representative thereof seeking to organize or represent any employees of the Company or any of its Subsidiaries, or (iii) material lockouts, strikes, slowdowns, work stoppages, threats or other material labor disputes by or with respect to such employees, and during the last three (3) years there has not been any such action.

(b)    Except as would not be material to the Company and its Subsidiaries, taken as a whole, the Company and its Subsidiaries are, and since December 31, 2020 have been, in compliance with all Applicable Laws respecting employment and employment practices, including discrimination in employment, terms and conditions of employment, worker classification (including the proper classification of workers as independent contractors and consultants), wages, hours and occupational safety and health and employment practices, including the Immigration Reform and Control Act and the Worker Adjustment and Retraining Notification Act of 1988, family and medical leave, sexual harassment, workers’ compensation and immigration.

(c)    Except as would not be material to the Company and its Subsidiaries, taken as a whole, there are no claims, disputes, grievances, controversies, agency charges, administrative proceedings, formal discrimination complaints or, to the knowledge of the Company, investigations pending or, to the Company’s knowledge, threatened involving any employee or group of employees in their capacity as an employee of the Company or any of its Subsidiaries.

(d)    To the Company’s knowledge, no allegations of sexual harassment or sexual misconduct have been made against any member of the Company Board or any employee of the Company or any of its Subsidiaries with the title of Vice President or above. Neither the Company nor any of its Subsidiaries has entered into any settlement agreement related to allegations of sexual harassment or sexual misconduct by or against any member of the Company Board or any employee of the Company or any of its Subsidiaries with the title of Vice President or above. There are no proceedings currently pending or, to the Company’s knowledge, threatened related to any allegations of sexual harassment or sexual misconduct by or against any member of the Company Board or any employee of the Company or any of its Subsidiaries with the title of Vice President or above.

Section 4.19.    Insurance. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (a) the Company and its Subsidiaries maintain insurance in such amounts and against such risks as is sufficient to comply with Applicable Law and as are customary in all material respects for companies of a similar size in the same or similar lines of business, (b) all insurance policies of the Company and its Subsidiaries are in full force and effect, except for any expiration thereof in accordance with the terms thereof, (c) neither the Company nor any of its Subsidiaries is in breach of, or default under, any such insurance policy or has taken any action or failed to take any action which, with notice or lapse of time or both, would constitute a breach or default of any such insurance policy, (d) no written notice of cancelation or termination has been received with respect to any such insurance policy, other than in connection with ordinary renewals, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action which, with notice or lapse of time or both, would permit termination of any such insurance policy, and (e) no claim for coverage pending under any such policies has been denied by an insurer.

Section 4.20.    Environmental Matters. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and its Subsidiaries are in compliance, and have complied, with all federal, state or local laws, regulations, Orders, decrees, Permits, authorizations, common law and agency requirements relating to: (a) the protection or restoration of the environment, health and safety as it relates to hazardous substance exposure or natural resource damages, (b) the handling, use, presence, disposal, release or threatened release of, or exposure to, any hazardous substance, or (c) noise, odor, wetlands, indoor air, pollution, contamination or any injury to persons or property from exposure to any hazardous substance (collectively, “Environmental Laws”). There are no legal, administrative, arbitral or other proceedings, Claims or actions, or to the knowledge of the Company, any private environmental investigations or remediation activities or governmental investigations of any nature seeking to impose, or that could reasonably be expected to result in the imposition, on the Company or any of its Subsidiaries of any liability or obligation arising under any Environmental Law pending or threatened against the Company, which liability or obligation would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of the Company, there is no reasonable basis for any such proceeding, Claim, action or governmental investigation that would impose any liability or obligation that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 4.21.    Material Contracts.

(a)    Except for (i) this Agreement and (ii) any Employee Plans, Section 4.21 of the Company Disclosure Letter contains a complete and correct list, as of the date of this Agreement, of each Contract described below in this Section 4.21 under which the Company or any of its Subsidiaries is a party or bound by, in each case as of the date of this Agreement (together with all exhibits and schedules thereto each, a “Material Contract”):

(i)    the Bank Alliance Agreements;

(ii)    any Contract that (A) contains a covenant or other provision that materially limits, curtails or restricts, the ability of the Company or any of its Subsidiaries to compete or conduct activities in any geographic area, or offer or sell any products, assets or services, or line of business with or to any Person, or (B) includes any “most favored nation”, exclusive marketing, right of first refusal, first offer or first negotiation or other material exclusive rights, covenants or similar provisions of any type or scope, in each case, that is granted by or binding on the Company or any Subsidiary to a Third Party;

(iii)    any acquisition, divestiture or disposition Contract providing for the acquisition, divestiture or disposition of a business or material assets or exclusive licensing agreement that involves consideration in excess of $20,000,000 and contains representations, covenants, indemnities or other obligations (including “earnout” or other contingent payment obligations) or that would reasonably be expected to result in the Company’s or any of its Subsidiaries’ receipt or making of future payments in excess of $2,000,000;

(iv)    any Contract (excluding licenses for off-the-shelf computer software or software-as-a-service that are generally available to the Company or its Subsidiaries on commercial terms) under which (A) the Company or any of its Subsidiaries is granted any license, option or other right (including a covenant not to be sued or right to enforce or prosecute any patents) with respect to any Intellectual Property of a Third Party that is material to the Company and its Subsidiaries, (B) any Third Party is granted any license, option or other right (including a covenant not to be sued or right to enforce or prosecute any patents) with respect to any Intellectual Property of the Company or any of its Subsidiaries other than immaterial licenses granted in the ordinary course of business or (C) there is a covenant or other provision materially limiting the right of the Company or any of its Subsidiaries to design, develop, deliver, use, market, distribute, license out or otherwise exploit any Company Owned IP;

(v)    any Contract requiring contributions of capital, capital expenditures or the acquisition or construction of fixed assets or in excess of $5,000,000 in the next twelve (12) months (excluding contributions made to the Company by its Subsidiaries);

(vi)    any Government Contract that is material to the conduct of the business of the Company and its Subsidiaries, taken as a whole;

(vii)    any Contract entered into in connection with the settlement or other resolution of any Claims (A) under which the Company or any of its Subsidiaries have any continuing requirements, obligations, liabilities or restrictions that are material to the Company and its Subsidiaries, taken as a whole, or (B) that involved or would reasonably be expected to involve payment by the Company or any of its Subsidiaries of more than $1,000,000 on or after December 31, 2021;

(viii)    any Contract under which the Company or any of its Subsidiaries has, directly or indirectly, made, or committed to make, any loan, capital contribution to, or other investment in, any Person (except for the Company or any of its Subsidiaries), other than (A) extensions of credit in the ordinary course of business consistent with past practice and (B) investments in marketable securities in the ordinary course of business;

(ix)    any Contract not otherwise described in any other subsection of this Section 4.21(a) pursuant to which the Company or any of its Subsidiaries is obligated to pay, or entitled to receive, payments in excess of $2,500,000 in the twelve (12) month period following the date of this Agreement;

(x)    any material joint venture, joint development, or legal partnership, or any strategic alliance, joint development or partnership agreement;

(xi)    any collective bargaining agreement or similar agreement or Contract with a labor union, works council or similar labor organization;

(xii)    any Contract relating to (x) outstanding indebtedness of the Company or the Subsidiaries of the Company, including any indenture, loan or credit agreement, or indebtedness in connection with any settlement facilities or lines of credit or (y) financial guaranty or credit support (including any Liens or security agreements), indemnification, assumption or endorsement thereof (in each case whether incurred, assumed, guaranteed or secured by any asset), in each case, in the principal amount of $2,000,000 or more, other than (A) Contracts solely among the Company, OpCo LLC and any wholly owned Subsidiary of the Company entered into in the ordinary course of business and (B) accounts receivables and payables incurred by the Company or any of its Subsidiaries in the ordinary course of business consistent with past practice, including under any settlement facility agreements;

(xiii)    any Contract relating to any interest rate, foreign exchange, derivatives or hedging transaction with a notional amount equal to or greater than $2,000,000;

(xiv)    any Related Party Contract;

(xv)    any Contract that prohibits in any material respect the payment of dividends or distributions in respect of the capital stock or voting or equity securities of the Company or any of its Subsidiaries, or prohibits the pledging of the capital stock or voting or equity securities of the Company or any of its Subsidiaries; and

(xvi)    any “material contract” (as defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC, other than those agreements and arrangements described in Item 601(b)(10)(iii) of Regulation S-K).

(b)    Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each Material Contract is in full force and effect and is a legal, valid and binding agreement of the Company or its Subsidiary, as the case may be, and, to the knowledge of the Company, of each other party thereto, enforceable against the Company or such Subsidiary, as the case may be, and, to the knowledge of the Company, against the other party or parties thereto, in each case, in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity). Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, none of the Company, any of its Subsidiaries or, to the knowledge of the Company, any other party thereto is in default or breach under the terms of any Material Contract and, to the knowledge of the Company, no event or condition or circumstance has occurred that, with or without notice or lapse of time or both, would constitute any event of default thereunder. Neither the Company nor any of its Subsidiaries has received a written notice or, to the knowledge of the Company, an oral notice, that it has breached, violated or defaulted under any Material Contract.

(c)    True, correct and complete copies of each Material Contract have been made available by the Company to Parent.

(d)    Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither the Company nor its Subsidiaries have, in the past five (5) years: (i) breached or violated any Applicable Law pertaining to or material provision included in any Government Contract; (ii) been suspended or debarred from bidding on Government Contracts by a Governmental Authority; (iii) been audited or investigated by any Governmental Authority with respect to any Government Contract; (iv) conducted or initiated any internal investigation or made any disclosure with respect to any alleged or potential irregularity, misstatement or omission arising under or relating to a Government Contract; (v) received from any Governmental Authority or any other Person any written notice of breach, cure, show cause or default with respect to any Government Contract; or (vi) had any Government Contract terminated by any Governmental Authority or any other Person for material default or failure to perform. To the knowledge of the Company, there are no outstanding or unsettled allegations of fraud, false claims or overpayments nor any investigations or audits by any Governmental Authority with regard to any of the Company’s or its Subsidiaries’ Government Contracts.

Section 4.22.    Data Protection.

(a)    Except as would not reasonably be expected to result in liability that is material to the Company and its Subsidiaries, taken as a whole, the Company and its Subsidiaries are in compliance with all of its and their privacy policies, all applicable Data Protection Laws and all Contracts to the extent such Contracts relate to the collection, storage, transmission, transfer (including cross-border transfers), disclosure and use of Personal Data (collectively, “Data Protection Requirements”). The Company and its Subsidiaries have used commercially reasonable measures, consistent with accepted industry practices, designed to ensure the confidentiality, privacy and security of Personal Data.

(b)    Since January 1, 2019, to the knowledge of the Company, no third party has gained unauthorized access to or misused any Personal Data or any computers, software servers, networks or other information technology assets (“IT Assets”) used in the operation of the business of the Company or any of its Subsidiaries, in each case in a manner that has resulted or is reasonably likely to result in either (i) liability, cost or disruption to the business of the Company and its Subsidiaries that would be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, or (ii) a duty to notify any person except as would not reasonably be expected, individually or in the aggregate, to result in liability that is material to the Company and its Subsidiaries, taken as a whole. The Company and its Subsidiaries have taken commercially reasonable steps and implemented commercially reasonable safeguards, consistent with accepted industry practices and Data Protection Requirements, designed to protect their products, services and IT Assets from unauthorized access and free from any disabling codes or instructions, spyware, trojan horses, worms, viruses, or other software routines that permit or cause unauthorized access to, or disruption, impairment, disablement, or destruction of software, data or other materials (“Malicious Code”). Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the IT Assets used by the Company or any of its Subsidiaries are (A) free from Malicious Code, (B) have not, since January 1, 2019, experienced any material failure or malfunction, (C) operate and perform in all material respects in accordance with their documentation and functional specifications and (D) are sufficient for the current and currently anticipated needs of the business of the Company and its Subsidiaries. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company complies with, and is not in breach or default of, its obligations and use restrictions with respect to third-party software.

Section 4.23.    Finders’ Fee. Except for Citigroup Global Markets Inc. as set forth in Section 4.23 of the Company Disclosure Letter, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries who is entitled to any fee or commission from the Company or any of its Subsidiaries in connection with the transactions contemplated by this Agreement.

Section 4.24.    Opinion of Financial Advisor. The Company has received the opinion of Citigroup Global Markets Inc., financial advisor to the Company, to the effect that, as of the date of this Agreement, the Merger Consideration to be received by the holders of shares of Company Stock in the Merger is fair, from a financial point of view, to such holders (other than Parent and its Affiliates). A signed copy of such opinion will be made available to Parent for information purposes only promptly following the date of this Agreement.

Section 4.25.    Antitakeover Provisions. Assuming the accuracy of the representation in the last sentence of Section 5.09, the restrictions on business combinations set forth in Section 203 of Delaware Law and the Company Charter, the Company Bylaws, the OpCo LLC Agreement and any other organizational documents of OpCo LLC, if any, are not applicable to this Agreement, the Merger and the transactions contemplated hereby. Assuming the accuracy of the representation in the last sentence of Section 5.09, no other state takeover statute or similar statute or regulation applies to or purports to apply to this Agreement, the Merger or the other transactions contemplated hereby.

Section 4.26.    Trade Laws. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and each of its Subsidiaries is, and at all times since December 31, 2020 has been, in compliance with all applicable Trade Laws, and there are no material pending or, to the knowledge of the Company, threatened unresolved Claims concerning any liability of the Company with respect to any false statement or omission made by the Company in violation of any applicable Trade Laws or any applicable export licenses.

Section 4.27.    Related Party Transactions. As of the date of this Agreement, there are no Contracts, transactions or series of related transactions, agreements, arrangements or understandings, nor are there any currently proposed transactions or series of related transactions, between the Company or any of its Subsidiaries, on the one hand, and (a) any current or former director or “executive officer” (as defined in Rule 3b-7 under the 1934 Act) of the Company or any of its Subsidiaries or any person who beneficially owns (as defined in Rules 13d-3 and 13d-5 of the 1934 Act) five percent (5%) or more of the outstanding Company Common Stock or Common Units (or any of such person’s immediate family members or Affiliates) (other than Subsidiaries of the Company), (b) Blueapple or any of its Affiliates or (c) the MDP Entities or any of their Affiliates, on the other hand, of the type required to be reported in any Company Report pursuant to Item 404 of Regulation S-K promulgated under the 1934 Act (collectively, “Related Party Contracts”).

ARTICLE 5

Representations and Warranties of Parent and Merger Subsidiary

Parent and Merger Subsidiary jointly and severally represent and warrant to the Company that:

Section 5.01.    Corporate Existence and Power.

(a)    Each of Parent and Merger Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation.

(b)    Each of Parent and Merger Subsidiary has all corporate powers and all Permits required to carry on its business as currently conducted, except for those Permits the absence of which would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Since the date of its incorporation,

Merger Subsidiary has not engaged in any activities other than in connection with or as contemplated by this Agreement. Parent owns beneficially and of record all of the outstanding capital stock of Merger Subsidiary.

Section 5.02.    Corporate Authorization. The execution, delivery and performance by Parent and Merger Subsidiary of this Agreement and the consummation by Parent and Merger Subsidiary of the transactions contemplated hereby are within the corporate powers of Parent and Merger Subsidiary and have been duly authorized by all necessary corporate action (in each case, other than the approval of Parent, as the sole stockholder of Merger Subsidiary). Other than the approval of Parent, as the sole stockholder of Merger Subsidiary, no other corporate proceedings on the part of Parent or Merger Subsidiary are necessary to authorize this Agreement or to consummate the Merger and the other transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by Parent and Merger Subsidiary and, assuming due authorization, execution and delivery by the Company, this Agreement constitutes a valid and binding agreement of each of Parent and Merger Subsidiary, enforceable against each of Parent and Merger Subsidiary in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity).

Section 5.03.    Governmental Authorization. The execution, delivery and performance by Parent and Merger Subsidiary of this Agreement and the consummation by Parent and Merger Subsidiary of the transactions contemplated hereby require no Permit or other action by or in respect of, or filing with, any Governmental Authority, other than (a) the filing of the Certificate of Merger with respect to the Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of other states in which Parent is qualified to do business, (b) compliance with any applicable requirements of the HSR Act and other applicable Regulatory Laws, (c) compliance with any applicable requirements of the 1933 Act, the 1934 Act and any other state or federal securities laws, (d) compliance with any applicable rules of the New York Stock Exchange, (e) the applications, filings, consents and notices, as applicable, set forth on Section 4.03 of the Company Disclosure Letter and (f) any Permit or other actions or filings the absence of which would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

Section 5.04.    Non-contravention. The execution, delivery and performance by Parent and Merger Subsidiary of this Agreement, as applicable, and the consummation by Parent and Merger Subsidiary of the transactions contemplated hereby, including the Merger, do not and will not (a) contravene, conflict with, or result in any violation or breach of any provision of the certificates of incorporation or bylaws of Parent or Merger Subsidiary, (b) assuming compliance with the matters referred to in Section 5.03, contravene, conflict with or result in a violation or breach of any provision of any Applicable Law, (c) assuming compliance with the matters referred to in Section 5.03, require any Permits, consent or other action by any Person under, or constitute a default, or an event that, with or without notice or lapse of time, or both, would constitute a default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which Parent or any of its Subsidiaries is entitled under any provision of any Permit, Contract or other instrument binding upon Parent or any of its Subsidiaries or any license, franchise, permit, certificate, approval or other similar authorization by which any asset of Parent or any of its Subsidiaries is bound, or (d) result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of Parent or any of its Subsidiaries, except, in the case of each of clauses (b) through (d), as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

Section 5.05.    Disclosure Documents. The information supplied by Parent or Merger Subsidiary for inclusion in the Proxy Statement shall not, on the date the Proxy Statement, and any amendments or supplements thereto, is filed or first mailed to the stockholders of the Company or at the time of the Company Stockholder Approval, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties contained in this Section 5.05 shall not apply to statements or omissions included or incorporated by reference in the Proxy Statement based upon information supplied by the Company or any of its Representatives for use or incorporation by reference therein.

Section 5.06.    Financing. The obligations of Parent and Merger Subsidiary under this Agreement are not subject to any conditions regarding Parent’s, Merger Subsidiary’s or any other Person’s ability to obtain financing for the transactions contemplated herein. Parent and Merger Subsidiary have as of the date hereof and will have as of the Closing, sufficient cash or undrawn financing commitments to pay any and all amounts required to be paid by Parent and Merger Subsidiary as of the Closing in connection with the Merger and the transactions contemplated by this Agreement, including payment of (a) the aggregate Merger Consideration pursuant to Section 2.02(a)(i), (b) all amounts payable pursuant to the Blueapple Sale Agreement and the TRA Amendment, (c) the payments contemplated by Section 2.05, (d) the Payoff Amount, and (e) Parent’s and Merger Subsidiary’s costs and expenses, in each case on the terms and conditions contained in this Agreement.

Section 5.07.    Certain Arrangements. As of the date of this Agreement, except for the Voting and Support Agreements and the other Transaction Documents, there are no Contracts or commitments to enter into Contracts (a) between Parent, Merger Subsidiary or any of their Affiliates, on the one hand, and any director, officer or employee of the Company or any of its Subsidiaries, on the other hand, (b) pursuant to which any stockholder of the Company would be entitled to receive consideration for such holder’s shares of Company Stock of a different amount or nature than the Merger Consideration, (c) pursuant to which any unitholder of OpCo LLC would be entitled to receive consideration for its units or (d) pursuant to which any stockholder of the Company agrees to vote to adopt this Agreement or agrees to vote against any Superior Proposal.

Section 5.08.    Litigation. There are no Claims pending or, to the knowledge of Parent and Merger Subsidiary, threatened against Parent or Merger Subsidiary or any of their respective Affiliates, other than any such action that would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. Neither Parent nor Merger Subsidiary is subject to any Order that is in effect and would have a Parent Material Adverse Effect.

Section 5.09.    Ownership of Company Securities. To the knowledge of Parent, Parent and its Subsidiaries do not “beneficially own” (within the meaning of Regulation 13D promulgated under the 1934 Act) any shares of Company Stock, Company Securities or other securities of the Company or any options, warrants or other rights to acquire Company Stock, Company Securities or other securities of, or any other economic interest (through derivative securities or otherwise) in, the Company. Neither Parent nor Merger Subsidiary is, or during the last three (3) years has been, an “interested stockholder” of the Company (as such term is defined in Section 203 of Delaware Law and as such term is defined in the Company Charter).

Section 5.10.    No Vote of Parent Stockholders. No vote of the stockholders of Parent or the holders of any other securities of Parent (equity or otherwise) is required by any Applicable Law, the certificate of incorporation or bylaws or other equivalent organizational documents of Parent or the applicable rules of any exchange on which securities of Parent are traded, in order for Parent to consummate the transactions contemplated hereby.

Section 5.11.    Operations of Merger Subsidiary. Merger Subsidiary has been formed solely for the purpose of engaging in the Merger, and, prior to the Effective Time, Merger Subsidiary will not have engaged in any other business activities and will not have incurred any liabilities or obligations other than as contemplated by this Agreement and those incident to Merger Subsidiary’s formation. Parent owns beneficially and of record all of the outstanding capital stock, and other equity and voting interest in, Merger Subsidiary free and clear of all liens, except for transfer restrictions of general applicability as may be provided under or applicable securities laws.

Section 5.12.    Finders’ Fees. There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Parent, Merger Subsidiary or any of their respective Subsidiaries who is entitled to any fee or commission for which the Company would be responsible in connection with the transactions contemplated by this Agreement.

ARTICLE 6

Covenants of the Company

Section 6.01.    Conduct of the Company. Except for matters set forth in Section 6.01 of the Company Disclosure Letter, for any COVID-19 Response (the “COVID-19 Company Exception”), as expressly contemplated by this Agreement (including pursuant to the TRA Amendment, the Blueapple Sale Agreement, or any Voting and Support Agreement), as required by Applicable Law (including any COVID-19 Measures) or with the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), from and after the date of this Agreement and prior to the Effective Time, the Company shall, and shall cause each of its Subsidiaries to, conduct its business in the ordinary course consistent with past practice in all material respects and use reasonable best efforts to (a) preserve intact its present business organization in all material respects, (b) keep available the services of its directors, officers and key service providers (including employees and contractors), and (c) maintain satisfactory relationships with its customers, lenders, suppliers, bank sponsors, Card Schemes, Governmental Authorities and others having material business relationships with it; provided that no action by the Company or any of its Subsidiaries with respect to matters specifically permitted by the following subsections of Section 6.01 shall be deemed to be a breach of this sentence of Section 6.01 unless such action would constitute a breach of such subsections. Without limiting the generality of the foregoing, except for matters set forth in Section 6.01 of the Company Disclosure Letter, as expressly contemplated by this Agreement (including pursuant to the TRA Amendment, the Blueapple Sale Agreement, or any Voting and Support Agreement), as required by Applicable Law (including COVID-19 Measures) or with the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), between the date of this Agreement and the Effective Time, the Company shall not, nor shall it permit any of its Subsidiaries to:

(a)    (i) amend or modify the Company Charter or Company Bylaws, (ii) amend or modify the OpCo LLC Agreement or any other organizational documents of OpCo LLC, or (iii) materially amend or modify the comparable organizational documents of any other Subsidiary of the Company;

(b)    (i) split, combine, adjust, subdivide, or reclassify any shares of its capital stock or other equity or voting securities, (ii) declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock, property or otherwise) in respect of, or enter into any agreement with respect to the voting of, any capital stock or other equity or voting securities of the Company or any of its Subsidiaries, other than (A) dividends and distributions by a direct or indirect wholly owned Subsidiary of the Company to its parent or the Company or the payment of cash in lieu of issuing fractions of a share of Class A Common Stock upon the conversion of the Series A Convertible Preferred Stock, or (B) tax distributions in the ordinary course of business as required pursuant to Section 4.01(b) of the OpCo LLC Agreement, or (iii) redeem, repurchase or otherwise acquire or offer to redeem, repurchase or otherwise acquire any Company Securities or any Company Subsidiary Securities, other than (x) the withholding of shares of Company Stock to satisfy Tax obligations with respect to awards granted pursuant to the Company Stock Plans in each case, in accordance with their terms as in effect on the date of this Agreement or (y) as required pursuant to the terms of the Exchange Agreement or the OpCo LLC Agreement;

(c)    (i) issue, deliver, sell, grant, pledge, transfer, subject to any Lien (other than Permitted Liens) or otherwise encumber or dispose of any Company Securities or Company Subsidiary Securities, other than the issuance of (A) any shares of Company Stock upon the exercise or settlement of any Company Equity Awards in accordance with their terms as in effect on the date of this Agreement, (B) any shares of Company Stock issuable as required pursuant to the terms of the Exchange Agreement or the OpCo LLC Agreement or upon conversion of the Series A Convertible Preferred Stock in accordance with its terms, and (C) any Company Subsidiary Securities to the Company or any other wholly owned Subsidiary of the Company, or (ii) amend any term of any Company Security or any Company Subsidiary Security;

(d)    incur any capital expenditures or any obligations or liabilities in respect thereof, except as set forth in Section 6.01(d) of the Company Disclosure Letter;

(e)    adopt a plan or agreement of, or resolutions providing for or authorizing, complete or partial liquidation, dissolution, restructuring, merger, consolidation, recapitalization or other reorganization, each with respect to the Company or any of its Subsidiaries;

(f)    acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any Person or any equity interest in such Person, if the aggregate amount of consideration paid or transferred by the Company and its Subsidiaries would exceed $2,500,000 individually or $5,000,000 in the aggregate, other than the acquisition of any Common Units pursuant to the terms of the Exchange Agreement or the OpCo LLC Agreement;

(g)    sell, lease, transfer, license, assign, abandon or otherwise dispose of or create a Lien (other than Permitted Liens) on any asset having a value in excess of $1,000,000 individually or $5,000,000 in the aggregate, other than (i) transactions among the Company or OpCo LLC and their wholly owned Subsidiaries or solely among the Company’s wholly owned Subsidiaries or (ii) nonexclusive licenses with respect to trademarks and software in the ordinary course of business consistent with past practice;

(h)    (x) create, incur, assume, guarantee, endorse, secure, suffer to exist or otherwise become liable or responsible for any indebtedness for borrowed money or issue any debt securities or guarantees of the same for any other indebtedness, except for (i) borrowings in the ordinary course of business consistent with past practice under the Credit Agreement not in excess of $50,000,000, (ii) guarantees or credit support provided by the Company, OpCo LLC or any of its or their wholly owned Subsidiaries of the obligations of the Company, OpCo LLC or any of its or their wholly owned Subsidiaries in the ordinary course of business consistent with past practice to the extent such indebtedness is in existence on the date of this Agreement or incurred in compliance with clause (i) of this Section 6.01(h)(x), (iii) any indebtedness solely among the Company or OpCo LLC and its wholly owned Subsidiaries or among the Company’s wholly owned Subsidiaries, (iv) borrowings under settlement facilities existing on the date of this Agreement up to the amount committed thereunder on the date hereof and related obligations and guarantees (or any amendment or replacement thereof, in each case, so long as the amount of borrowings under such amended or replaced facility or program is not greater than the committed amount of such facility or program on the date of this Agreement), or (v) swap, forward rate, foreign exchange, hedge, interest rate option or similar transactions (A) entered into in the ordinary course of business and in compliance with its risk management and hedging policies or practices in effect on the date of this Agreement and (B) not entered into for speculative purposes, or (y) amend, supplement or otherwise modify the Credit Agreement or any settlement facilities in any manner that would increase the cost to Parent (except as expressly contemplated by clause (iv) of this Section 6.01(h)), or otherwise impede the ability of Parent, to effectuate the Payoff and Release;

(i)    (i) enter into any Contract that would, if entered into prior to the date of this Agreement, be a Material Contract, (ii) materially modify, materially amend or terminate any Material Contract, or (iii) waive, release, terminate, amend, renew or assign any material rights or claims of the Company or any of its Subsidiaries under any Material Contract, other than renewals of expiring Contracts in the ordinary course of business on substantially similar terms;

(j)    except as required under the terms of any collective bargaining agreement or agreement with a works council or any Employee Plan as in effect on the date hereof, (i) increase or agree or commit to increase the compensation or employee benefits payable or to become payable to any current or former employee, director or individual independent contractor of the Company or any of its Subsidiaries, (ii) pay, grant, award, accelerate, modify the period of exercisability or vesting of or otherwise deviate from the terms provided in the applicable award agreement with respect to the vesting, payment, settlement or exercisability of (or commit to pay, grant, award, accelerate or modify the period of exercisability or vesting of or otherwise deviate from the terms provided in the applicable award agreement with respect to the vesting, payment, settlement or exercisability of), any Company Equity Awards or other equity compensation awards, bonuses or incentive awards, (iii) establish, adopt, enter into or amend any collective bargaining agreement, or any other contract or work rule or practice with any labor union, labor organization or works council, or recognize any union, works council or other labor organization as a representative of any employee of the Company or its Subsidiaries, (iv) hire, appoint, engage, promote or terminate (other than for cause) any employee or individual independent contractor whose annualized base compensation is or would be greater than $250,000, (v) establish, adopt, enter into, amend or terminate any Employee Plan or any plan, contract, policy or program that would be an Employee Plan if in effect as of the date hereof, (vi) grant any severance or termination pay to, or enter into any severance agreement with, any of the Company’s or any of its Subsidiaries’ directors, officers, employees or individual independent contractors, (vii) fund any rabbi trust or similar arrangement, (viii) loan or advance any money or other property to any current or former employee or other service provider of the Company or its Subsidiaries (except advancement of expenses required by the Company Charter, Company Bylaws, organizational documents of any Subsidiary of the Company or any indemnification agreement between an Indemnified Person and the Company or any of its Subsidiaries to the extent set forth on Section 7.02(a) of the Company Disclosure Letter, and except under any tax-qualified retirement plan of the Company that permits employee account balance loans, in each case, in the ordinary course of business consistent with past practice), or (ix) change any actuarial or other assumptions used to calculate funding obligations with respect to any Employee Plan or change the manner in which contributions to such plans are made or the basis on which such contributions are determined, except as may be required by GAAP;

(k)    settle any Claim, except involving solely monetary remedies in an amount and for consideration paid by the Company or any of its Subsidiaries, in respect of any Claim or series of related Claims, not in excess of $1,000,000 individually or $2,500,000 in the aggregate and that would not impose any material restriction on or create any adverse precedent that would be material to the business of Parent or any of its Subsidiaries (including the Surviving Corporation) after the Closing or otherwise involve any admission of wrongdoing by the Company or its Subsidiaries;

(l)    make any material change in any financial accounting principles, methods or practices (including any Tax accounting policies or procedures) or any of its methods of reporting income, deductions or other material items for financial or Tax accounting purposes, in each case, except for any such change required by GAAP or Applicable Law, including Regulation S-X under the 1934 Act;

(m)    voluntarily terminate, cancel, amend or modify any material insurance coverage policy maintained by the Company or any of its Subsidiaries that is not concurrently replaced by a comparable amount of insurance coverage, other than renewals in the ordinary course of business consistent with past practice;

(n)     make, change or revoke any material Tax election, change any annual Tax accounting period, adopt or change any method of material Tax accounting, amend or refile any material Tax Return, enter into any closing agreement, settle or compromise any Tax Claim or assessment, surrender any right to claim a material refund of Taxes, request any material ruling from any Governmental Authority with respect to Taxes or, other than in the ordinary course of business, consent to any extension or waiver of the statutory period of limitations applicable to any Claim or assessment in respect of Taxes;

(o)    implement or announce any permanent plant closings or permanent facility shut down that would implicate the WARN Act;

(p)    amend, modify, terminate or make any agreement pursuant to the Tax Receivable Agreement (other than as contemplated by the TRA Amendment), the OpCo LLC Agreement, the Exchange Agreement or the Blueapple Sale Agreement;

(q)    enter into any material new line of business unrelated to the payment processing industry or discontinue any existing line of business; or

(r)    agree, authorize or commit to do any of the foregoing.

If the Company or any of its Subsidiaries intends to rely upon the COVID-19 Company Exception, the Company shall use its reasonable best efforts to provide advance notice to, and consult in good faith with, Parent with respect to such proposed COVID-19 Response in advance of taking such COVID-19 Response; provided, that, if advance notice is not possible the Company shall notify Parent of such COVID-19 Response as promptly as practicable and consider the reasonable requests of Parent with respect to such COVID-19 Response.

Section 6.02.    Company Stockholder Meeting.

(a)    The Company shall cause a meeting of its stockholders (the “Company Stockholder Meeting”) to be duly called, noticed, convened and held as soon as reasonably practicable following clearance of the Proxy Statement by the SEC for the purpose of voting on the adoption of this Agreement. Notwithstanding the immediately preceding sentence, the Company may adjourn or postpone the Company Stockholder Meeting (i) after consultation with Parent, to the extent necessary to ensure that any required supplement or amendment to the Proxy Statement (which the Company Board has determined in good faith (after consultation with its outside legal counsel) is necessary under Applicable Law) is provided to the Company’s stockholders within a reasonable amount of time in advance of the Company Stockholder Meeting, (ii) as otherwise required by Applicable Law, or (iii) if as of the time for which the Company Stockholder Meeting is scheduled as set forth in the Proxy Statement, there are insufficient shares of Company Stock represented (in person or by proxy) to obtain Company Stockholder Approval (and in the circumstances described in this clause (iii) the Company shall adjourn or postpone the Company Stockholder Meeting if requested by Parent); provided, that the Company Stockholder Meeting shall not be adjourned or postponed (x) more than twice by the Company pursuant to the foregoing, (y) to a date that is more than thirty (30) days after the date for which the Company Stockholder Meeting was previously scheduled or rescheduled or (z) to a date on or after three (3) Business Days prior to the End Date. At the Company Stockholder Meeting, the Company shall submit a proposal to obtain the Company Stockholder Approval to the Company’s stockholders and shall not submit any other proposals to its stockholders (other than an advisory vote regarding merger-related compensation and a customary proposal regarding adjournment or postponement in accordance with the immediately preceding sentence).

(b)    Unless there has been an Adverse Recommendation Change in accordance with Section 6.03, the Company Board shall (i) recommend adoption of this Agreement by the Company’s stockholders and (ii) use its reasonable best efforts to obtain the Company Stockholder Approval. The Company shall comply with Applicable Law with respect to such meeting. The Company shall keep Parent informed with respect to proxy solicitation results as reasonably requested by Parent. Notwithstanding any Adverse Recommendation Change, unless this Agreement has been terminated pursuant to Section 10.01, the Company shall duly call, give notice of, convene and hold the Company Stockholder Meeting, mail the Proxy Statement (in accordance with Section 8.02), and submit this Agreement to the Company’s stockholders to obtain the Company Stockholder Approval at the Company Stockholder Meeting and shall not submit any Acquisition Proposal for approval by the Company’s stockholders.

Section 6.03.    No Solicitation.

(a)    From the date of this Agreement until the earlier of the Effective Time and termination of this Agreement, except as otherwise set forth in this Section 6.03, the Company shall not, and shall cause its Subsidiaries and its and its Subsidiaries’ directors, officers, and employees not to, and shall direct and use reasonable best efforts to cause the other Representatives of the Company and its Subsidiaries not to, directly or indirectly, (i) solicit, initiate, propose or take any action to knowingly assist, knowingly facilitate or knowingly encourage any inquiries, discussions or requests with respect to or the making of any proposal or offer that constitutes or would reasonably be expected to lead to an Acquisition Proposal (an “Inquiry”) or the submission of any Acquisition Proposal, (ii) enter into, continue or otherwise participate in any discussions or negotiations regarding an Acquisition Proposal or Inquiry, furnish or provide access to any nonpublic information relating to the Company or any of its Subsidiaries or the business, properties, assets, books or records of the Company or any of its Subsidiaries to, or otherwise knowingly assist, knowingly facilitate or knowingly encourage any effort by, any Third Party in connection with or that the Company knows, or would reasonably be expected to know, is seeking to make, or has made, an Inquiry or Acquisition Proposal, (iii) (A) (1) fail to make, (2) withdraw or withhold or (3) qualify, amend or modify in any manner adverse to Parent, the Company Board Recommendation, (B) fail to include the Company Board Recommendation in the Proxy Statement, (C) recommend, endorse, adopt or approve or otherwise declare advisable or publicly propose to recommend, endorse, adopt or approve or otherwise declare advisable any Acquisition Proposal, (D) if an Acquisition Proposal has been publicly disclosed, fail to publicly and without qualification recommend against any such Acquisition Proposal within ten (10) Business Days (or such fewer number of days as remains prior to the Company Stockholder Meeting as of the public disclosure of such Acquisition Proposal) after the public disclosure of such Acquisition Proposal (or subsequently withdraw, withhold, amend, modify or qualify, in a manner adverse to Parent, such rejection of such Acquisition Proposal) and reaffirm the Company Board Recommendation within such ten (10) Business Day period (or, if earlier, by the second (2nd) Business Day prior to the then-scheduled Company Stockholder Meeting), (E) fail to publicly and without qualification reaffirm the Company Board Recommendation within ten (10) Business Days after any request by Parent to do so (or, if earlier, by the second (2nd) Business Day prior to the then-scheduled Company Stockholder Meeting) (provided, that Parent may make such request only twice with respect to any given Acquisition Proposal unless such Acquisition Proposal is subsequently amended, modified or adjusted in any material respect, in which case Parent may make such request once each time such amendment, modification or adjustment is made), or (F) publicly propose to do, or resolve or agree to do, any of the foregoing, (any of the foregoing in this clause (iii), an “Adverse Recommendation Change”), (iv) take any action to make any “moratorium,” “control share acquisition,” “fair price,” “supermajority,” “affiliate transactions” or “business combination statute or regulation” or other similar anti-takeover laws and regulations under Delaware Law or the Company Charter, inapplicable to any Third Party (other than Parent or Merger Subsidiary) or any Acquisition Proposal; (v) enter into any letter of intent, memorandum of understanding, agreement (including an acquisition agreement, merger agreement, option agreement, expense reimbursement agreement, joint venture agreement or other similar agreement), legally binding commitment or agreement in principle with respect to any Acquisition Proposal (other than an Acceptable Confidentiality Agreement entered into in accordance with Section 6.03(b), a “Company Acquisition Agreement”), or (vi) authorize, commit, agree or publicly propose to do any of the foregoing. The Company shall enforce, and not waive, terminate or modify any confidentiality, standstill or similar provision in any Contract; provided, that, if the Company Board determines in good faith after consultation with the Company’s outside legal counsel that the failure to waive a particular standstill provision in response to a request from a Person party to such standstill would be inconsistent with the directors’ fiduciary duties under Applicable Law, the Company may, with prior written notice to Parent, waive such standstill solely to the extent necessary to permit the applicable Person (provided the Company has complied with this Section 6.03) to make, on a confidential basis to the Company Board, an Acquisition Proposal, conditioned upon such Person agreeing to disclosure of such Acquisition Proposal to Parent, in each case as contemplated by this Section 6.03.

(b)    Notwithstanding Section 6.03(a) to the contrary, if at any time prior to obtaining the Company Stockholder Approval, the Company Board receives an unsolicited bona fide written Acquisition Proposal made after the date of this Agreement which has not resulted from a material breach of this Section 6.03, the Company Board may, prior to obtaining the Company Stockholder Approval and, subject to compliance with this Section 6.03(b), Section 6.03(c) and Section 6.03(e), (i) engage in negotiations or discussions with any Third Party and its Representatives that has made such Acquisition Proposal if the Company Board determines in good faith, after consultation with the Company’s outside legal counsel and financial advisors, that such Acquisition Proposal constitutes or would reasonably be expected to result in a Superior Proposal, (ii) thereafter furnish to such Third Party and its Representatives and financing sources nonpublic information relating to the Company or any of its Subsidiaries pursuant to an Acceptable Confidentiality Agreement (provided that a copy of each such Acceptable Confidentiality Agreement shall be provided to Parent within twenty-four (24) hours of execution of such Acceptable Confidentiality Agreement), and (iii) subject to Section 6.03(e), (A) make an Adverse Recommendation Change in response to a Superior Proposal, and/or (B) terminate this Agreement in accordance with Section 10.01(d)(i) in order to cause the Company or its Subsidiaries to enter into a definitive merger or purchase agreement with respect to a Superior Proposal, but in each case referred to in the foregoing clauses

(i) through (iii) only if the Company Board determines in good faith, after consultation with the Company’s outside legal counsel, that the failure to take such action would reasonably be expected to be inconsistent with the directors’ fiduciary duties under Applicable Law.

(c)    In addition to the requirements set forth in Section 6.03(b), the Company Board shall not take any of the actions referred to in clauses (i) through (iii) of Section 6.03(b), other than interacting with the Person who made such Acquisition Proposal and its Representatives solely to clarify the terms and conditions thereof and notify such Person that the provisions of this Section 6.03 prohibit discussions or negotiations, unless the Company shall have first delivered to Parent written notice advising Parent that the Company intends to take such action. In addition, the Company shall notify Parent promptly (but in no event later than forty-eight (48) hours) after receipt by the Company (or any of its Representatives) of (i) any Inquiry or Acquisition Proposal made after the date of this Agreement or (ii) any written request made after the date of this Agreement for information relating to the Company or any of its Subsidiaries or for access to the business, properties, assets, books or records of the Company or any of its Subsidiaries by any Third Party in connection with or that, to the knowledge of the Company or any member of the Company Board, is considering making, or is reasonably likely to make after the date hereof, an Acquisition Proposal. Such notice shall be provided in writing and shall identify the relevant Third Party and, shall provide to the extent known or available, a summary of the material terms and conditions of, any such Acquisition Proposal or Inquiry (including any material changes or proposed changes thereto), any written requests made (or, if oral, the nature of the information requested) pursuant to such Acquisition Proposal or Inquiry, and unredacted copies of all proposals or offers, including proposed agreements received by the Company relating to such Acquisition Proposal or Inquiry; provided, that with respect to any debt commitment letter delivered in connection herewith, applicable fee letters may be provided in the same redacted form if such letters are received by the Company in such redacted form. The Company shall keep Parent reasonably informed, on a reasonably prompt and timely basis, of the status and details of any such Acquisition Proposal or Inquiry (including any material changes or proposed changes thereto). Without limiting the foregoing, the Company and its Subsidiaries shall provide Parent any nonpublic information or data that is furnished or provided to any Person or its Representatives that was not previously made available to Parent or Merger Subsidiary prior to or promptly (and in any event within twenty-four (24) hours) following the time it is provided to such Person or its Representatives.

(d)    Notwithstanding anything to the contrary set forth in this Agreement, prior to obtaining the Company Stockholder Approval, the Company Board may, in response to an Intervening Event, make an Adverse Recommendation Change (only of the type contemplated by clauses (A), (B) and (E) of Section 6.03(a)(iii)), if the Company Board determines in good faith, after consultation with the Company’s outside legal counsel that the failure of the Company Board to take such action would reasonably be expected to be inconsistent with the directors’ fiduciary duties under Applicable Law; provided, however, that the Company Board shall not be entitled to effect such an Adverse Recommendation Change until (i) the Company shall have given Parent four (4) Business Days’ prior written notice of its intention to effect such an Adverse Recommendation Change and specifying the reasons therefor, which notice shall include a description of the applicable Intervening Event (it being understood that this notice itself shall not constitute an Adverse Recommendation Change for purposes of this Agreement unless an Adverse Recommendation Change has otherwise occurred), (ii) during the four (4) Business Day period following the date on which such notice is sent, the Company shall and shall cause its Representatives to, if requested by Parent, negotiate in good faith with Parent regarding any proposal by Parent to amend, modify or make adjustments to the terms and conditions of this Agreement and (iii) following the end of such four (4) Business Day period, the Company Board, after consultation with the Company’s outside legal counsel and financial advisors and taking into account any amendments, modifications or adjustments to the terms and conditions of this Agreement proposed in a written offer by Parent, determines in good faith that the failure of the Company Board to make such an Adverse Recommendation Change still would reasonably be expected to be inconsistent with the directors’ fiduciary duties under Applicable Law, it being understood that any material change to the facts and circumstances giving rise to an Intervening Event shall require a new notice to Parent as provided above, but the notice and negotiation period shall be two (2) Business Days (as opposed to four (4) Business Days). After delivery of any written notice pursuant to this Section 6.03(d) and until the termination of this Agreement in accordance with its terms, the Company shall promptly (and in any event within twenty-four (24) hours of any material development) keep Parent informed of all material developments affecting any such Intervening Event or Adverse Recommendation Change. Notwithstanding anything to the contrary herein, neither the Company nor any of its Subsidiaries shall enter into any Company Acquisition Agreement unless this Agreement has been validly terminated in accordance with Section 10.01(d)(i).

(e)    Notwithstanding anything to the contrary set forth in this Agreement, the Company Board shall not make an Adverse Recommendation Change and/or effect a termination of this Agreement involving or relating to a Superior Proposal unless the Company has complied with this Section 6.03 and receives an unsolicited bona fide written Acquisition Proposal made after the date of this Agreement which has not resulted from a material breach of this Section 6.03, and the Company Board determines in good faith, after consultation with the Company’s outside legal counsel and financial advisors, constitutes a Superior Proposal and that the failure of the Company Board to take such action would reasonably be expected to be inconsistent with the directors’ fiduciary duties under Applicable Law, and: (i) the Company promptly notifies Parent, in writing four (4) Business Days before making an Adverse Recommendation Change and/or effecting a termination of this Agreement to enter into a definitive merger or purchase agreement with respect to such Superior Proposal (it being understood that this notice in and of itself shall not constitute an Adverse Recommendation Change for purposes of this Agreement unless an Adverse Recommendation Change has otherwise occurred), that the Company intends to take such action, which notice attaches an unredacted copy of the most current version of any proposed Company Acquisition Agreement and other relevant agreements (provided, that with respect to any debt commitment letter delivered in connection herewith, applicable fee letters may be provided in the same redacted form if such letters are received by the Company in such redacted form) and a reasonably detailed summary of all material terms of such Superior Proposal and the identity of the Third Party making such Superior Proposal, (ii) if requested by Parent, during such four (4) Business Day period, the Company and its Representatives have discussed and negotiated in good faith with Parent regarding any proposal by Parent to amend, modify or make adjustments to the terms of this Agreement in a written offer by Parent in response to such Superior Proposal and (iii) after such four (4) Business Day period, the Company Board, after discussions with the Company’s outside legal counsel and financial advisors and taking into account any amendments, modifications or adjustments to the terms and conditions of this Agreement proposed in a written offer by Parent, determines in good faith that such Acquisition Proposal continues to constitute a Superior Proposal and that the failure of the Company Board to make an Adverse Recommendation Change and/or effect a termination of this Agreement to enter into a definitive merger or purchase agreement with respect to such Superior Proposal still would reasonably be expected to be inconsistent with the directors’ fiduciary duties under Applicable Law; provided, however, that any material revision to any Acquisition Proposal shall require a new written notice to be provided in accordance with clause (i) and the Company shall be required to comply again with the requirements of this Section 6.03(e); provided, further, that the notice and negotiation period set forth in clause (i) shall be two (2) Business Days (as opposed to four (4) Business Days). After delivery of any written notice pursuant to this Section 6.03(e) and until the termination of this Agreement in accordance with its terms, the Company shall promptly (and in any event within twenty-four (24) hours of any material development) keep Parent informed of all material developments affecting the terms of any such Superior Proposal.

(f)    The Company and its Subsidiaries shall, and shall cause its and their Representatives to, cease immediately and cause to be terminated any and all existing activities, solicitations, discussions or negotiations, if any, with any Third Party conducted prior to the date of this Agreement with respect to any Acquisition Proposal or Inquiry. The Company also agrees that it will promptly request each Third Party that has executed a confidentiality agreement prior to the date hereof in connection with its consideration of acquiring the Company or any of its Subsidiaries to return or destroy (as provided in the terms of such confidentiality agreement) all confidential information furnished to such Third Party prior to the date hereof by or on behalf of it or any of its Subsidiaries.

(g)    Nothing contained in this Section 6.03 shall prohibit the Company or the Company Board from (i) taking and disclosing to the stockholders of the Company a position contemplated by Rule 14e-2(a) or Rule

14d-9 promulgated under the 1934 Act or (ii) making any “stop, look and listen” communication to the stockholders of the Company pursuant to Rule 14d-9(f) under the 1934 Act or other similar communication to stockholders of the Company in response to an Acquisition Proposal that is not a tender offer, so long as any such disclosure (y) includes an express reaffirmation of the Company Board Recommendation, without any amendment, withdrawal, alteration, modification or qualification thereof and (z) does not include any statement that constitutes, and does not otherwise constitute, an Adverse Recommendation Change; provided, however, that this Section 6.03(g) shall not be deemed to permit the Company Board to make an Adverse Recommendation Change other than in accordance with Section 6.03(d) and Section 6.03(e).

Section 6.04.    Access to Information.

(a)    From the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement in accordance with its terms, and subject to Applicable Law and the Confidentiality Agreement, the Company shall, and shall cause each of its Subsidiaries to, for the purposes of furthering or preparing for the Merger and the other transactions contemplated hereby or integration planning relating thereto, (i) give to Parent, its counsel, financial advisors, auditors and other authorized Representatives reasonable access during normal business hours to the employees, offices (subject to any COVID-19 Measures), properties, books and records of the Company and its Subsidiaries, (ii) furnish reasonably promptly to Parent, its counsel, financial advisors, auditors and other authorized Representatives all information (financial or otherwise) as such Persons may reasonably request concerning the Company’s and its Subsidiaries’ business, properties, Contracts and personnel, and (iii) instruct its employees, counsel, financial advisors, auditors and other authorized Representatives to reasonably cooperate with Parent in connection with the foregoing. Investigational activities pursuant to this Section 6.04 shall be conducted in such manner as not to unreasonably interfere with the conduct of the business of the Company or its Subsidiaries, and shall not include the collection or analysis of any environmental samples. No information or knowledge obtained in any review or investigation pursuant to this Section 6.04 shall affect or be deemed to modify any representation or warranty made by the Company or Parent pursuant to this Agreement.

(b)    Notwithstanding the foregoing in this Section 6.04, the Company may, as it deems advisable and necessary, reasonably designate any competitively sensitive material provided under this Section 6.04 as “Outside Counsel Only Material.” Outside Counsel Only Material and the information contained therein shall be given only to the outside counsel of the recipient and will not be disclosed by such outside counsel to employees, officers, directors, or other Representatives of the recipient unless express permission is obtained in advance from the Company or its legal counsel. Notwithstanding anything to the contrary contained in this Section 6.04, materials provided pursuant to this Section 6.04 may be redacted (i) as necessary to comply with terms of any applicable confidentiality arrangements to which the Company or any of its Subsidiaries is a party as of the date hereof (provided that the Company shall use its reasonable best efforts to allow for such access or disclosure that does not result in a violation), and (ii) as necessary to address reasonable legal privilege concerns (provided that the Company shall use its reasonable best efforts to allow for such access or disclosure to the maximum extent that does not result in such loss of any such attorney-client, attorney work product or other legal privilege).

(c)    Nothing in this Section 6.04 shall require the Company to permit any inspection of, or to disclose any information (i) concerning Acquisition Proposals, which shall be governed by Section 6.03, (ii) regarding the deliberations of the Company Board or any committee thereof with respect to the transactions contemplated by this Agreement or any similar transaction or transactions with any other Person, the entry into the Agreement, or any materials provided to the Company Board or any committee thereof in connection therewith or (iii) the disclosure of which would result in a violation of any Applicable Law, including federal or state securities, antitrust or privacy laws (provided that the Company shall use its reasonable best efforts to allow for such access or disclosure that does not result in a violation of this clause (iii)).

(d)    Parent will hold, and will cause its Representatives and Affiliates to hold any information exchanged pursuant to this Section 6.04 and Section 8.01 in confidence to the extent required by, and in accordance with, and will otherwise comply with, the terms of the Confidentiality Agreement.

Section 6.05.    Section 16 Matters. Prior to the Effective Time, the Company shall take all steps necessary to cause any dispositions of Company Stock (including Company Equity Awards or derivative securities with respect to Company Stock) resulting from the transactions contemplated by Article 2 of this Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the 1934 Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the 1934 Act.

Section 6.06.    Certain Pre-Closing Transactions. Prior to the Effective Time, the Company shall effect the transactions described in Section 6.06 of the Company Disclosure Letter.

ARTICLE 7

Covenants of Parent and Merger Subsidiary

Parent and Merger Subsidiary jointly and severally agree that:

Section 7.01.    Obligations of Merger Subsidiary; Consent of Sole Stockholder of Merger Subsidiary. Parent shall take all action necessary to cause Merger Subsidiary to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement. Promptly following the execution and delivery of this Agreement, Parent, as sole stockholder of Merger Subsidiary, will deliver an action by written consent in accordance with Section 228(c) of Delaware Law adopting and approving this Agreement.

Section 7.02.    Indemnification and Insurance. Parent shall cause the Surviving Corporation, and the Surviving Corporation hereby agrees, to do the following:

(a)    During the period commencing at the Effective Time and ending on the sixth (6th) anniversary of the Effective Time, Parent will cause the Surviving Corporation and each of its Subsidiaries to, honor and fulfill all rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time and rights to advancement of expenses in favor of any Person who is or prior to the Effective Time becomes, or has been at any time prior to the date of this Agreement, a present or former director or officer (including as a fiduciary with respect to an employee benefit plan) of the Company, any of its Subsidiaries or any of their respective predecessors (each, an “Indemnified Person”) as provided in the Company Charter and Company Bylaws, the organizational documents of any Subsidiary of the Company or any indemnification agreement between such Indemnified Person and the Company or any of its Subsidiaries in effect as of the Effective Time and to the extent set forth on Section 7.02(a) of the Company Disclosure Letter. For six (6) years after the Effective Time, the Surviving Corporation shall, and Parent will cause the Surviving Corporation to, cause to be maintained in effect provisions in the certificate of incorporation and bylaws of the Surviving Corporation (or in such documents of any successor to the business of the Surviving Corporation) regarding indemnification and exculpation from liability of, and advancement of expenses to, all Indemnified Persons that are no less advantageous to the Indemnified Persons than the corresponding provisions in the Company Charter and Company Bylaws in existence on the date of this Agreement.

(b)    For six (6) years after the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to indemnify and hold harmless all Indemnified Persons to the fullest extent permitted by Delaware Law and any other Applicable Law in the event of any threatened or actual claim, suit, action, proceeding or investigation (a “Claim”), whether civil, criminal or administrative, in respect of acts or omissions occurring or alleged to have occurred at or prior to the Effective Time (including claims with respect to the adoption of this Agreement and the consummation of the transactions contemplated hereby), to the extent based on, or arising out of, or pertaining to (i) the fact that the Indemnified Person is or was a director (including in a capacity as a member of any board committee) or officer of the Company, any of its Subsidiaries or any of their respective predecessors or (ii) this Agreement or any of the transactions contemplated hereby, whether in any case asserted or arising before, on or after the Effective Time, against any losses, claims, damages, liabilities, costs, expenses (including reasonable attorney’s fees and expenses in advance of the final disposition of any Claim to each Indemnified Person to the fullest extent permitted by Applicable Law, subject to Section 7.02(f)), judgments, fines and amounts paid in settlement of or in connection with any such threatened or actual Claim.

(c)    Prior to the Effective Time, the Company shall, or if the Company is unable to, Parent shall cause the Surviving Corporation to purchase a six (6)-year prepaid “tail” policy with respect to the D&O Insurance (the “Tail Policy”) or maintain in effect the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ insurance policies and the Company’s existing fiduciary liability insurance policies (collectively, “D&O Insurance”), in each case for a claims reporting or discovery period of six (6) years from and after the Effective Time with respect to any claim related to any period or time at or prior to the Effective Time (including claims with respect to the adoption of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby) with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under the Company’s existing policies; provided that the aggregate premiums for the Tail Policy and six (6)-year period of D&O Insurance shall not exceed 300% of the amount per annum the Company paid in its last full fiscal year of coverage (which amount is set forth in Section 7.02(c) of the Company Disclosure Letter) (such maximum amount, the “Maximum Tail Premium”) and if the cost for such D&O Insurance policy exceeds the Maximum Tail Premium, then the Company (or the Surviving Corporation, as the case may be) shall obtain a policy with the greatest coverage available for a cost not exceeding the Maximum Tail Premium.

(d)    If the Surviving Corporation (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys substantially all of its property and assets to any Person, then, and in each such case, proper provision shall be made so that the applicable successor, assign or transferee shall assume the obligations set forth in this Section 7.02 (including this Section 7.02(d)).

(e)    The rights of each Indemnified Person under this Section 7.02 shall be in addition to any rights such Person may have under the Company Charter and Company Bylaws or the governing documents of any of the Company’s Subsidiaries, under Delaware Law or any other Applicable Law, under any contract or agreement of any Indemnified Person with the Company or any of its Subsidiaries or otherwise. These rights shall survive the consummation of the Merger and from and after the Effective Time are intended to benefit and shall be enforceable by, each Indemnified Person. From and after the Effective Time, the obligations of Parent and the Surviving Corporation under this Section 7.02 shall not be terminated or modified in such a manner as to adversely affect the rights of any Indemnified Person without the consent of such Indemnified Person.

(f)    The Surviving Corporation shall pay, and Parent shall cause the Surviving Corporation to pay, on an as-incurred basis the fees and expenses of such Indemnified Person (including the reasonable fees and expenses of counsel) in advance of the final disposition of any action, suit, proceeding or investigation that is the subject of the right to indemnification; provided that such Person shall, prior to the receipt of any such advancements, undertake to reimburse the Surviving Corporation for all amounts so advanced if a court of competent jurisdiction determines, by a final, nonappealable order or judgment, that such Person is not entitled to indemnification.

Section 7.03.    Employee Matters.

(a)    With respect to employees of the Company or its Subsidiaries immediately before the Effective Time (each, a “Company Employee”), for a period of twelve (12) months following the Closing (or, if earlier, the termination of the applicable Company Employee’s employment with Parent, the Surviving Corporation and their Affiliates) (the “Continuation Period”), Parent shall, or shall cause the Surviving Corporation to, provide (i) a total target annual compensation opportunity (consisting of annual base salary, target annual cash incentive opportunity (including with respect to the fiscal year that includes the Effective Time) and target long-term incentive opportunity, as applicable), that is no less favorable in the aggregate than that provided to such

Company Employee immediately prior to the Effective Time, provided that during the Continuation Period, such Company Employee’s annual base salary or base wage rate, as applicable, shall be no less favorable than that provided to such Company Employee immediately prior to the Effective Time; and (ii) employee benefits (excluding equity-based compensation, retiree health and welfare benefits, retention benefits and severance benefits) that are no less favorable in the aggregate than those provided to the Company Employee immediately prior to the Effective Time.

(b)    Without limiting the generality of Section 7.03(a), during the Continuation Period, if the employment of any Company Employee is terminated other than for “cause,” Parent shall, or shall cause the Surviving Corporation or any of its Affiliates to, provide cash severance benefits to any such terminated Company Employee (who is not party to an individual agreement providing for severance benefits) that are no less favorable than (i) for any Company Employee employed in the United States, the greater of (w) the cash severance benefits described in Section 7.03(b) of the Company Disclosure Letter, and (x) the cash severance benefits to which similarly situated employees of Parent or its Affiliates would be eligible to receive under Parent’s or its Affiliates’ severance policies, plans or arrangements; and (ii) for any Company Employee employed outside the United States, the greater of (y) the cash severance benefits required under Applicable Law, and (z) the cash severance benefits provided under any Employee Plan under which the Company Employee was covered immediately prior to the Effective Time, in each case subject to such Company Employee’s execution and non-revocation of a release of claims in a form reasonably acceptable to Parent.

(c)    With respect to any employee benefit plan, including any funded or unfunded and qualified or nonqualified employee benefit plan or program, maintained by Parent, the Surviving Corporation or any of their Affiliates, for purposes of determining eligibility to participate, level of benefits and vesting, each Company Employee’s service with the Company or any of its Subsidiaries prior to the Effective Time (as well as service with any predecessor employer of the Company or any such Subsidiary, to the extent service with the predecessor employer is recognized by the Company or such Subsidiary under the comparable Employee Plans) shall be treated as service with Parent, the Surviving Corporation or their Affiliates; provided, however, that such service need not be recognized to the extent that such recognition would result in any duplication of benefits or coverage for the same period of services, for purposes of benefit accrual under any defined benefit pension plan, for purposes of any benefit plan that provides retiree welfare benefits, or to any benefit plan that is a frozen plan or provides grandfathered benefits.

(d)    Parent shall waive, or shall cause the Surviving Corporation or any of its Affiliates to waive, any pre-existing condition limitations, exclusions, actively-at-work requirements and waiting periods under any welfare benefit plan maintained by Parent, the Surviving Corporation or any of their Affiliates in which any Company Employee (or the dependents of any eligible employee) will be eligible to participate from and after the Effective Time, except to the extent such pre-existing condition limitations, exclusions, actively-at-work requirements and waiting periods would apply and have not been satisfied by such Company Employee or his or her dependents under the analogous Employee Plan. Parent shall use commercially reasonable efforts to recognize, or shall cause the Surviving Corporation or any of its Affiliates to recognize, the dollar amount of all co-payments, deductibles and similar expenses incurred by each Company Employee (and his or her eligible dependents) under the applicable Employee Plan during the calendar year in which the Effective Time occurs for purposes of satisfying such year’s deductible, co-payment and out-of-pocket limitations under the relevant welfare benefit plans in which such Company Employee will be eligible to participate from and after the Effective Time.

(e)    If requested by Parent in writing delivered to the Company not less than ten (10) Business Days before the Closing Date, the Company Board (or the appropriate committee thereof) shall adopt resolutions and take such corporate action as is necessary or appropriate to terminate any 401(k) plan sponsored or maintained by the Company (the “Company 401(k) Plan”), effective as of the day immediately prior to the Closing Date and contingent upon the occurrence of the Effective Time. If Parent requests that the Company 401(k) Plan be terminated, (i) the Company shall provide Parent with evidence that such plan has been terminated, contingent upon the occurrence of the Effective Time (the form and substance of which shall be subject to reasonable review and comment by Parent), not later than two (2) days immediately preceding the Closing Date and (ii) the Company Employees shall be eligible to participate, effective as of the Effective Time (or as soon as reasonably administratively practicable thereafter), in a 401(k) plan sponsored or maintained by Parent or one of its Subsidiaries (a “Parent 401(k) Plan”). The Company and Parent shall use reasonable best efforts to take any and all actions as may be required, including amendments to the Company 401(k) Plan and/or the Parent 401(k) Plan, to permit the continuing employees of Company and its Subsidiaries who are then actively employed to make rollover contributions to the Parent 401(k) Plan of “eligible rollover distributions” (within the meaning of Section 401(a)(31) of the Code) in the form of cash or notes (in the case of loans) in an amount equal to the full account balance distributed to such employee from the Company 401(k) Plan.

(f)    Nothing in this Agreement, including this Section 7.03, shall create in any employees, former employees, any participant in any Employee Plan or any dependent or beneficiary thereof, any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement (without limiting Section 7.02 and Section 11.06). Nothing in this Agreement shall be deemed, interpreted or construed in any way to (i) create any right to continued employment or service with Parent, Company, the Surviving Corporation or any of their Affiliates, or to interfere with or restrict in any way the rights of Parent, Company, the Surviving Corporation or any of their Affiliates to discharge or terminate the services of any of their respective employees, officers, directors or consultants at any time for any reason whatsoever, with or without cause, (ii) establish, modify or amend the provisions of an Employee Plan or other benefit or employment plan, program, agreement or arrangement of Parent, Company, the Surviving Corporation or any of their Affiliates, or (iii) alter or limit the ability of Parent, Company, the Surviving Corporation or any of their Affiliates to amend, modify or terminate any Employee Plan or other benefit or employment plan, program, agreement or arrangement of Parent, Company, the Surviving Corporation or any of their Affiliates.

ARTICLE 8

Covenants of Parent, Merger Subsidiary and the Company

Section 8.01.    Reasonable Best Efforts.

(a)    Subject to the terms and conditions of this Agreement, the Company and Parent shall cooperate with each other and use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under Applicable Law to consummate the Merger and the other transactions contemplated by this Agreement as promptly as practicable, including (i) preparing and filing with any Governmental Authority as promptly as practicable after the date of this Agreement all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents, (ii) using reasonable best efforts to obtain and maintain all Permits, waivers and other confirmations required to be obtained from any Governmental Authority that are necessary to consummate the transactions contemplated by this Agreement, (iii) using reasonable best efforts to defend or contest any action, suit or proceeding challenging this Agreement or the transactions contemplated hereby, and (iv) using reasonable best efforts to execute and deliver any additional instruments necessary to consummate the transactions contemplated hereby; provided that in no event shall the parties be required to waive any right or condition set forth in this Agreement or any Transaction Document.

(b)    Each of Parent and the Company shall (i) make with respect to the transactions contemplated hereby (A) an appropriate filing of a Notification and Report Form pursuant to the HSR Act as promptly as practicable (and in any event within ten (10) Business Days after the date of this Agreement), (B) each other appropriate filing required pursuant to any Regulatory Law (the “Foreign Antitrust Approvals”) as promptly as practicable after the date of this Agreement, and (C) each other appropriate filing relating to the transactions contemplated by this Agreement required pursuant to any other Applicable Law (the “Foreign Licensing Approvals” and together with the HSR Act clearance and the Foreign Antitrust Approvals, the “Regulatory Approvals”), as

promptly as practicable; provided, that each party shall in good faith consult with the other parties prior to making any filings other than filing of a Notification and Report Form pursuant to the HSR Act and filings set forth on Section 9.01(c) of the Company Disclosure Letter, and (ii) respond to, as promptly as practicable, any request for additional information, documents, or other materials received by either of them or any of their respective Subsidiaries or Affiliates from any Governmental Authority in respect of such filings.

(c)    In furtherance of the foregoing, each party shall use its reasonable best efforts to (i) consult and cooperate with each other in connection with any such filings and other submissions to a Governmental Authority with respect to the Regulatory Approvals, (ii) furnish to each other all information required or advisable for any filing or submission to be made pursuant to any Applicable Law in connection with the transactions contemplated by this Agreement with respect to the Regulatory Approvals, (iii) to the extent permitted by Applicable Law, provide copies of all documents and other materials to the other party prior to submission and consider in good faith all reasonable additions, deletions or changes suggested in connection therewith and in connection with the Regulatory Approvals, (iv) keep the other party promptly informed of any communication with (and provide copies of written communications with) any Governmental Authority regarding the Regulatory Approvals, and (v) to the extent not prohibited by the applicable Governmental Authority, not independently participate in any meeting (whether in person, by telephone, by video conference or otherwise) with any Governmental Authority in respect of the Regulatory Approvals without giving the other parties hereto reasonable prior notice of the meeting and the opportunity to attend and participate thereat; provided, that nothing herein shall limit the ability of the Parent, the Company or any of their respective Subsidiaries to independently participate in any meeting with any Governmental Authority in connection with (x) any meeting that relates to the operation of their respective business in the ordinary course of business and does not relate to the Merger or the other transactions contemplated by this Agreement or (y) any pending Permits filed on or prior to the date hereof. Notwithstanding the foregoing, each party may, as it deems advisable and necessary, reasonably redact materials to protect competitively sensitive information or information concerning valuation, or as necessary to address reasonable attorney-client, attorney work product or other privilege concerns and reasonably designate any competitively sensitive material provided to the other parties under this Section 8.01(c) as “Outside Counsel Only” (such materials and the information contained therein shall be given only to the outside legal counsel of the recipient and will not be disclosed by such outside counsel to employees, officers, or directors of the recipient, unless express written permission is obtained in advance from the party providing the materials). Notwithstanding the foregoing or any other provision in this Agreement, Parent shall control the strategy for securing all Regulatory Approvals; provided, however, that Parent shall consult with and consider in good faith the views of the Company and its counsel in connection therewith. Parent shall pay all filing fees associated with all filings, forms, notices, registrations and notifications relating to the Regulatory Approvals.

(d)    Without limiting the generality of the foregoing, in connection with the efforts referenced in Section 8.01(a) and Section 8.01(c), each party shall, and shall cause its Subsidiaries and Affiliates to, use its reasonable best efforts to promptly take any and all steps necessary to avoid, eliminate or resolve each and every impediment and obtain all clearances, consents, approvals and waivers that may be necessary or required to secure any Regulatory Approval, so as to enable the consummation of the transactions contemplated by this Agreement by the End Date, including: (i) proposing, negotiating, offering to commit and effect (and if such offer is accepted, committing to and effecting), by order, hold separate order, trust, or otherwise, the sale, divestiture, license, disposition or hold separate of the assets or businesses of the Company or otherwise offering to take or offering to commit to take any action (including any action that limits its freedom of action, ownership or control with respect to, or its ability to retain or hold, any of the businesses, assets, product lines, properties or services of the Company, and if the offer is accepted, taking or committing to take such action) (collectively, a “Divestiture”); and (ii) terminating, relinquishing, modifying or waiving existing relationships, ventures, contractual rights, obligations or other arrangements of the Company (collectively, a “Remedy”); provided, that (A) no such Divestiture or Remedy shall be required if such Divestiture or Remedy, individually or in the aggregate with any other Divestiture or Remedy, would reasonably be expected to materially impair the benefits that Parent expects to achieve from the Merger and the transactions contemplated by this Agreement, (B) neither party nor its Subsidiaries shall be required to take any of the actions referred to above with respect to a Divestiture or Remedy unless the effectiveness thereof is conditioned on the occurrence of the Effective Time, and (C) Parent and its Subsidiaries shall not be required to agree to any Divestiture or Remedy that relates to any material assets, businesses, product lines, properties, services, or rights of Parent or its Subsidiaries. If any objections are asserted with respect to the consummation of the transactions contemplated by this Agreement by any Governmental Authority or any private party challenging the consummation of the transactions contemplated by this Agreement as violative of the HSR Act or otherwise relating to the receipt of the Regulatory Approvals, Parent and the Company shall cooperate with one another and each party shall use their respective reasonable best efforts to: (1) oppose or defend against any action to prevent or enjoin the consummation of the transactions contemplated by this Agreement; and/or (2) take such action as necessary to overturn any action by any Governmental Authority or private party to block the consummation of the transactions contemplated by this Agreement, including by defending any action brought by any Governmental Authority or private party in order to avoid entry of, or to have vacated, overturned or terminated, including by appeal if necessary, any Applicable Law, Order or injunction (preliminary or permanent) that would restrain, prevent or delay the consummation of the transactions contemplated by this Agreement, or in order to resolve any such objections or challenge as such Governmental Authority or private party may have under such Applicable Law, Order, or injunction so as to permit the consummation of the transactions contemplated by this Agreement. Subject to the terms and conditions of this Agreement and except as otherwise expressly provided herein, neither Parent nor the Company shall take or permit any of its Affiliates to take any action that would reasonably be expected to prevent, materially delay or materially impede the receipt of the Regulatory Approvals. Parent shall not extend any waiting period or other applicable time period under the HSR Act or any applicable Antitrust Law or enter into any agreement with any Governmental Authority to delay, or otherwise not to consummate as soon as practicable, the transactions contemplated by this Agreement, except with the prior written consent of the Company (such consent not to be unreasonably withheld, conditioned, or delayed).

Section 8.02.    Proxy Statement. As promptly as reasonably practicable following the date of this Agreement (and in any event within twenty five (25) Business Days after the date hereof), the Company shall prepare and file the Proxy Statement in preliminary form with the SEC; provided that the Company shall provide Parent and its counsel a reasonable opportunity to review the Company’s proposed preliminary Proxy Statement in advance of filing and consider in good faith any comments reasonably proposed by Parent and its counsel. Unless the Company Board has made an Adverse Recommendation Change in compliance with Section 6.03, the Proxy Statement shall include the Company Board Recommendation. The Company shall use its reasonable best efforts to cause the Proxy Statement to be mailed to its stockholders as promptly as reasonably practicable following clearance of the Proxy Statement by the SEC. Parent and Merger Subsidiary shall furnish to the Company all information concerning Parent and Merger Subsidiary as may be reasonably requested by the Company in connection with the Proxy Statement. Each of the Company, Parent and Merger Subsidiary shall promptly correct any information provided by it for use in the Proxy Statement if and to the extent that such information is or shall have become false or misleading in any material respect, and the Company shall take all steps necessary to amend or supplement the Proxy Statement and to cause the Proxy Statement, as so amended or supplemented, to be filed with SEC and mailed to its stockholders, in each case as and to the extent required by Applicable Law. The Company shall (a) as promptly as reasonably practicable after receipt thereof, provide Parent and its counsel with copies of any written comments, and advise Parent and its counsel of any oral comments, with respect to the Proxy Statement (or any amendment or supplement thereto) received from the SEC or its staff, (b) prior to filing or mailing any required filings (or, in each case, any amendment thereof or supplement thereto) or responding to any comments of the SEC with respect thereto, provide Parent and its counsel a reasonable opportunity to review and comment on such document or response, and (c) consider in good faith any comments reasonably proposed by Parent and its counsel.

Section 8.03.    Public Announcements. Unless this Agreement has been validly terminated, Parent and the Company shall consult with each other before issuing any press release, having any communication with the press (whether or not for attribution), making any other public statement or scheduling any press conference or conference call with investors or analysts with respect to this Agreement or the transactions contemplated hereby and, except in respect of any such press release, communication, other public statement, press conference or conference call as may be required by Applicable Law, Nasdaq, the New York Stock Exchange or other exchange or association rules, shall not issue any such press release, have any such communication, make any such other public statement or schedule any such press conference or conference call without the prior consent of the other party (not to be unreasonably withheld, conditioned or delayed); provided, (a) no such consultation or consent shall be necessary with respect to any public statement in response to questions from the press, analysts, investors or those attending industry conferences, internal announcements to employees and any other disclosures, so long as such statements, announcements or disclosures are consistent with previous press releases, public disclosures or public statements made jointly by the parties (or individually, if approved by the other parties) and (b) Parent’s consent shall not be required in connection with any press release, public statement or filing to effect an Adverse Recommendation Change in accordance with Section 6.03.

Section 8.04.    Further Assurances. At and after the Effective Time, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of the Company or Merger Subsidiary, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company or Merger Subsidiary, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

Section 8.05.    Notices of Certain Events. Each of the Company and Parent shall promptly notify the other of:

(a)    any written notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

(b)    subject to Section 8.01, any written notice or other communication from any Governmental Authority in connection with the transactions contemplated by this Agreement;

(c)    any actions, suits, Claims, investigations or proceedings commenced or, to its knowledge, threatened against the Company or any of its Subsidiaries or Parent and any of its Subsidiaries, as the case may be, that relate to the consummation of the transactions contemplated by this Agreement; and

(d)    any representation or warranty made in this Agreement becoming untrue or inaccurate such that the conditions set forth in Article 9 would not be satisfied or of any failure to comply with any covenant to be complied with under this Agreement such that the conditions in Article 9 would not be satisfied.

The delivery of any notice pursuant to this Section 8.05 shall not limit the remedies available hereunder and any failure to deliver any such notice shall not affect any of the conditions set forth in Article 9 or any right to terminate under Article 9.

Section 8.06.    Transaction Litigation. Prior to the earlier of the Effective Time or the termination of this Agreement, the Company (a) shall, subject to the terms of this Section 8.06, control the defense of any litigation brought by stockholders of the Company against the Company and/or its officers and/or directors relating to the transactions contemplated by this Agreement, including the Merger, (b) shall promptly provide Parent with copies of all proceedings and correspondence relating thereto and keep Parent reasonably informed with respect to the status thereof, and (c) shall give Parent the opportunity, at Parent’s sole cost and expense, to consult and participate with the Company regarding the defense, settlement or prosecution of any such litigation and shall consider in good faith any of Parent’s comments in conducting the defense, settlement or prosecution of such litigation. Prior to the earlier of the Effective Time and the termination of this Agreement in accordance with its terms, neither the Company nor Parent shall settle or offer to settle any such litigation without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed). Each of the

Company and Parent shall, and shall cause their respective Subsidiaries and their and their respective Subsidiaries’ Representatives to, cooperate in the defense or settlement of any litigation contemplated by this Section 8.06.

Section 8.07.    Financing Cooperation.

(a)    Prior to the Effective Time, the Company agrees to provide all reasonable cooperation in connection with the arrangement of any debt or equity financing to be obtained by Parent, Merger Subsidiary or their respective Affiliates in connection with the Merger (“Financing”); provided that the Company and its Subsidiaries shall not be required to: (i) waive or amend any terms of this Agreement or agree to pay any fees or reimburse any expenses for which it has not received prior reimbursement; (ii) enter into any definitive agreement to be effective prior to the Closing; (iii) give any indemnities; (iv) take any action that, in the good faith determination of the Company, would unreasonably interfere with the conduct of the business of the Company and its Subsidiaries, be unduly burdensome or create a risk of damage or destruction to any property or assets of the Company or any of its Subsidiaries; (v) take any action that could reasonably be expected to result in a contravention of, violation or breach of, or default under, this Agreement, the Company Charter, the Company Bylaws, any organizational document of the Company’s Subsidiaries, any Material Contract (including confidentiality provisions therein) or any Applicable Law; (vi) provide access to or disclose information which would result in waiving any attorney-client privilege or work-product privilege; (vii) take any action which would contravene any position taken in any tax return or financial statements; or (viii) pay any commitment or other similar fee or incur any other cost or liability in connection with the Financing prior to the Closing, except for any liabilities that are conditioned on the Closing having occurred. Nothing in this Section 8.07 will require the Company Board to adopt resolutions approving the agreements, documents or instruments pursuant to which any Financing is obtained or pledge any collateral with respect to any Financing prior to Closing.

(b)    Parent shall promptly upon request by the Company, reimburse the Company for all reasonable out-of-pocket costs and expenses incurred by the Company or its Subsidiaries, in connection with such cooperation. The Company and its counsel shall be given a reasonable opportunity to review and comment on any materials that are to be presented during any road shows or bank presentations conducted in connection with the Financing that contain confidential information about the Company or any of its Subsidiaries, and Parent shall give due consideration to all reasonable additions, deletions or changes suggested thereto by the Company and its counsel. Parent shall defend, indemnify and hold harmless the Company, its Subsidiaries, and their Affiliates, for and against any and all losses suffered or incurred by them in connection with the arrangement of Financing or any alternative financing and any information utilized in connection therewith (other than information provided by the Company expressly for use in connection therewith).

(c)    All nonpublic or other confidential information provided by the Company or any of its Representatives pursuant to this Agreement shall be kept confidential in accordance with the Confidentiality Agreement, except that Parent and Merger Subsidiary will be permitted to disclose such information to any financing sources or prospective financing sources and other financial institutions and investors that are or may become parties to the Financing and to any underwriters, initial purchasers or placement agents in connection with the Financing (and, in each case, to their respective counsel and auditors), so long as such Persons agree to be bound by the Confidentiality Agreement as if parties thereto.

(d)    The parties hereto acknowledge and agree that the provisions contained in Section 8.07(a), represent the sole obligation of the Company, its Subsidiaries and its and their respective Representatives with respect to cooperation in connection with the arrangement of any financing to be obtained by Parent or Merger Subsidiary with respect to the transactions contemplated by this Agreement and no other provision of this Agreement (including the Exhibits and Schedules hereto) shall be deemed to expand or modify such obligations. Parent and Merger Subsidiary each acknowledge and agree that obtaining any financing is not a condition to the Closing.

(e)    The Company and its Subsidiaries will be deemed to be in compliance with Section 8.07(a) (including for purposes of determining the satisfaction of the condition set forth in Section 9.02(a)(i)) unless and until

(i) Parent provides written notice (the “Non-Cooperation Notice”) to the Company of any alleged failure to comply, or action or failure to act which could be believed to be a breach of Section 8.07(a), (ii) Parent includes in such Non-Cooperation Notice reasonable detail regarding the cooperation required to cure such alleged failure (which shall not require the Company, its Subsidiaries or its or their respective Representatives to provide any cooperation that it would not otherwise be required to provide under Section 8.07(a)), and (iii) the Company and its Subsidiaries fail to take the actions specified on such Non-Cooperation Notice within five (5) Business Days from receipt of such Non-Cooperation Notice. Notwithstanding anything to the contrary in this Agreement, the Company’s or any of its Subsidiaries’ breach of any of the covenants required to be performed by it under this Section 8.07 shall not be considered in determining the satisfaction of the condition set forth in Section 9.02(a)(i), unless such breach is the primary cause of Parent being unable to obtain the proceeds of the Financing at Closing.

Section 8.08.    No Control of Other Party’s Business. Nothing contained in this Agreement shall give Parent or Merger Subsidiary, on the one hand, or the Company, on the other hand, directly or indirectly, the right to control or direct the other party’s or its Subsidiaries’ operations prior to the Effective Time. Prior to the Effective Time, each of Parent, Merger Subsidiary and the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ operations.

Section 8.09.    Delisting; Deregistration. Prior to the Effective Time, the Company shall cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable on its part pursuant to Applicable Law and the rules and regulations of the Nasdaq to cause (a) the delisting of the Company Common Stock from the Nasdaq as promptly as practicable after the Effective Time; and (b) the deregistration of the Company Common Stock pursuant to the 1934 Act as promptly as practicable after such delisting.

Section 8.10.    Anti-Takeover Laws. Assuming the accuracy of the representation in the last sentence of Section 5.09, the Company and the Company Board shall (a) take all actions within their power to ensure that no “anti-takeover” statute (including Section 203 of the Delaware Law) or similar statute or regulation (or provision of the Company Charter or Company Bylaws or organizational documents of its Subsidiaries) is or becomes applicable to this Agreement or the transactions contemplated hereby; (b) not take any action that would cause any such “anti-takeover” statute or similar statute or regulation (or provision of the Company Charter or Company Bylaws or organizational documents of its Subsidiaries) to become applicable to this Agreement or the transactions contemplated hereby; and (c) if any such “anti-takeover” statute or similar statute or regulation (or provision of the Company Charter or Company Bylaws or organizational documents of its Subsidiaries) becomes applicable to the transactions contemplated hereby, take all actions within their power to ensure that the transactions contemplated hereby may be consummated as promptly as reasonably practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation (or provision of the Company Charter or Company Bylaws or organizational documents of its Subsidiaries) on the transactions contemplated hereby.

Section 8.11.    Actions with Respect to Units and Stock. The Company shall, and shall cause its Subsidiaries to, take all actions necessary or reasonably requested by Parent to effect the transactions contemplated by this Agreement and the other Transaction Documents with respect to the Company Stock, Common Units, Series A Convertible Preferred Units and Series A Convertible Preferred Stock (including Section 2.02 and Section 9.01(d)), including: (i) causing all Paired Interests to be exchanged for Class A Common Stock which will be converted into the right to receive the Merger Consideration pursuant to the Exchange Agreement or the Voting and Support Agreements, (ii) effecting the conversion of all shares of Series A Convertible Preferred Stock into Class A Common Stock in accordance with the Voting and Support Agreements, (iii) if requested by Parent in its sole discretion, causing all Series A Convertible Preferred Units to be converted, surrendered or canceled in connection with the Closing in accordance with the OpCo LLC Agreement and (iv) effecting the transfer of all Common Units beneficially owned by Blueapple to the Company.

Section 8.12.    Payoff Letters.

(a)    The Company shall, and shall cause its Subsidiaries to, deliver all notices and take all other actions necessary, appropriate or reasonably requested by Parent to facilitate the termination at or following the Effective Time of all commitments in respect of the Credit Agreement, the repayment in full on the Closing Date of all obligations thereunder, and the release on the Closing Date of any Liens securing the obligations thereunder and guarantees in connection therewith (collectively, the “Payoff and Release”). In furtherance and not in limitation of the foregoing, the Company and its Subsidiaries shall, (i) at least three (3) Business Days prior to the Closing Date, deliver, or cause to be delivered, to Parent drafts of the Payoff Documents (as defined below), (ii) timely deliver all notices required under the Credit Agreement to effectuate the Payoff and Release and (iii) at least two (2) Business Days prior to the Closing Date, deliver, or cause to be delivered, to Parent (x) evidence reasonably satisfactory to Parent that the Company has timely delivered such notices and (y) an executed payoff letter with respect to the Credit Agreement (the “Payoff Letter”) in form and substance reasonably acceptable to Parent from the applicable agent on behalf of the Persons to whom such indebtedness is owed, which Payoff Letter shall, among other things, set forth the amount required to effectuate the Payoff and Release (the “Payoff Amount”) and provide that all obligations outstanding under, and all Liens and guarantees granted in connection with, the Credit Agreement shall, upon the payment of Payoff Amount, be released and terminated and (z) customary release documentation in form and substance reasonably acceptable to Parent evidencing the release of each Lien and guarantee granted in connection with the Credit Agreement (the Payoff Letter and other documents contemplated in clauses (x), (y) and (z) collectively, the “Payoff Documents”).

(b)    At or prior to the Effective Time and subject to the satisfaction of the Company’s obligations set forth in Section 8.12(a), Parent will repay (or cause to be repaid) on behalf of the Company and its Subsidiaries the Payoff Amount in the manner set forth in the Payoff Letter.

ARTICLE 9

Conditions to the Merger

Section 9.01.    Conditions to the Obligations of Each Party. The obligations of the Company, Parent and Merger Subsidiary to consummate the Merger are subject to the satisfaction (or waiver by the Company and Parent, if permissible under Applicable Law) of the following conditions:

(a)    the Company Stockholder Approval shall have been obtained;

(b)    no temporary restraining or other Order, or preliminary or permanent injunction issued by any court of competent jurisdiction (collectively, “Restraints”) or Applicable Law shall be in effect enjoining or otherwise prohibiting the consummation of the Merger;

(c)    (i) the applicable waiting period (and any extension thereof) under the HSR Act relating to the Merger shall have expired or been terminated and (ii) the Regulatory Approvals set forth on Section 9.01(c) of the Company Disclosure Letter shall have been obtained and shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired or been terminated;

(d)    (i) all Paired Interests shall have been exchanged for Class A Common Stock to be converted into the right to receive the Merger Consideration pursuant to the Exchange Agreement and the Voting and Support Agreements at the Effective Time, (ii) all shares of Series A Convertible Preferred Stock shall have been converted into Class A Common Stock pursuant to the Voting and Support Agreement with the MDP Entities and (iii) all Common Units beneficially owned by Blueapple shall have been concurrently with the Closing transferred to the Company pursuant to the Blueapple Sale Agreement, which shall remain in full force and effect; and

(e)    the TRA Amendment shall be in full force and effect.

Section 9.02.    Conditions to the Obligations of Parent and Merger Subsidiary. The obligations of Parent and Merger Subsidiary to consummate the Merger are subject to the satisfaction (or waiver by Parent, if permissible under Applicable Law) of the following further conditions:

(a)    (i) the Company shall have performed and complied with, in all material respects, all of its covenants, obligations, and agreements hereunder required to be performed by it at or prior to the Effective Time, (ii) (A) the representations and warranties of the Company contained in Section 4.10(a) shall be true in all respects as of the date of this Agreement and at and as of the Effective Time as if made at and as of such time, (B) the representations and warranties of the Company contained in Section 4.01(a), Section 4.02, Section 4.05(f), Section 4.06(c), Section 4.23 and Section 4.25 (disregarding all materiality and Material Adverse Effect qualifications contained therein) shall be true in all material respects as of the date of this Agreement and at and as of the Effective Time as if made at and as of such time (other than such representations and warranties that by their terms address matters only as of another specified time, which shall be true only as of such time), (C) the representations and warranties of the Company set forth in Section 4.05(a) and Section 4.05(b) shall be true and correct in all but de minimis respects as of the date of this Agreement and as of the Effective Time as if made at and as of such time (other than such representations and warranties that by their terms address matters only as of another specified time, which shall be true only as of such time), and (D) the other representations and warranties of the Company contained in Article 4 (disregarding all materiality and Material Adverse Effect qualifications contained therein) shall be true and correct as of the date of this Agreement and at and as of the Effective Time as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which shall be true only as of such time), with, in the case of this clause (D) only, only such exceptions as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and (iii) Parent shall have received a certificate signed by an executive officer of the Company to the foregoing effect; and

(b)    since the date of this Agreement there shall not have occurred a Material Adverse Effect.

Section 9.03.    Conditions to the Obligations of the Company. The obligations of the Company to consummate the Merger are subject to the satisfaction (or waiver by the Company, if permissible under Applicable Law) of the following further conditions:

(a)    (i) each of Parent and Merger Subsidiary shall have performed, in all material respects, all of its covenants, obligations and agreements hereunder required to be performed by it at or prior to the Effective Time, (ii) (A) the representations and warranties of Parent and Merger Subsidiary contained in Section 5.01(a) and Section 5.02, shall be true in all material respects as of the date of this Agreement and at and as of the Effective Time as if made at and as of such time (other than such representations and warranties that by their terms address matters only as of another specified time, which shall be true only as of such time) and (B) the other representations and warranties of Parent and Merger Subsidiary contained in Article 5 (disregarding all materiality and Parent Material Adverse Effect qualifications contained therein) shall be true as of the date of this Agreement and at and as of the Effective Time as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which shall be true only as of such time), with, in the case of this clause (B) only, only such exceptions as would not have, individually or in the aggregate, a Parent Material Adverse Effect, and (iii) the Company shall have received a certificate signed by an executive officer of Parent to the foregoing effect.

Section 9.04.    Frustration of Closing Conditions. Neither Parent nor Merger Subsidiary, on the one hand, nor the Company, on the other hand, may rely as a basis for terminating this Agreement on the failure of any condition set forth in Article 9 to be satisfied if such failure was caused by the material failure of Parent or Merger Subsidiary, on the one hand, or the Company, on the other hand, to perform any of its obligations under this Agreement.

ARTICLE 10

Termination

Section 10.01.    Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time (notwithstanding any adoption and approval of this Agreement by Parent as sole stockholder of Merger Subsidiary or, other than with respect to Section 10.01(c)(i) or Section 10.01(d)(i), the stockholders of the Company):

(a)    by mutual written agreement of the Company and Parent; or

(b)    by either the Company or Parent, if:

(i)    the Merger has not been consummated on or before May 1, 2023 or such later date as may be mutually agreed in writing by Parent and the Company (the “End Date”); provided, that if, on such date, any of the conditions to the Closing set forth in (A) Section 9.01(c) or (B) Section 9.01(b) (if, in the case of clause (B), the Restraint relates to the matters set forth in Section 9.01(c)) shall not have been satisfied, but all other conditions set forth in Article 9 shall have been satisfied (or in the case of conditions that by their nature are to be satisfied at or immediately prior to the Closing, shall then be capable of being satisfied if the Closing were to take place on such date) or waived, then the End Date shall be automatically extended to August 1, 2023, and such date shall become the End Date for purposes of this Agreement; provided, further, that if, on such extended End Date, any of the conditions to the Closing set forth in (A) Section 9.01(c) or (B) Section 9.01(b) (if, in the case of clause (B), the Restraint relates to the matters set forth in Section 9.01(c)) shall not have been satisfied, but all other conditions set forth in Article 9 shall have been satisfied (or in the case of conditions that by their nature are to be satisfied at or immediately prior to the Closing, shall then be capable of being satisfied if the Closing were to take place on such date) or waived, then the End Date shall be automatically extended to November 1, 2023, and such date shall become the End Date for purposes of this Agreement; and provided, further, that the right to terminate this Agreement pursuant to this Section 10.01(b)(i) shall not be available to any party whose breach of any provision of this Agreement was the primary cause of the failure of the Merger to be consummated by the End Date (it being understood that Parent and Merger Subsidiary shall be deemed a single party for purposes of the foregoing proviso);

(ii)    any Restraint or Applicable Law shall be in effect permanently enjoining or otherwise permanently prohibiting the consummation of the Merger, and if a Restraint, such Restraint shall have become final and nonappealable; provided that the right to terminate this Agreement pursuant to this Section 10.01(b)(ii) shall not be available to any party whose breach of any provision of this Agreement was the primary cause of such Restraint; or

(iii)    at the Company Stockholder Meeting (including any adjournment or postponement thereof), the Company Stockholder Approval shall not have been obtained upon a vote taken thereon; or

(c)    by Parent:

(i)    prior to obtaining the Company Stockholder Approval, if an Adverse Recommendation Change shall have occurred;

(ii)    prior to obtaining the Company Stockholder Approval, if the Company has breached its obligations under Section 6.03 in any material respect; or

(iii)    if a breach of any representation or warranty (or any such representation or warranty has ceased to be true) or breach or failure to perform any covenant or agreement on the part of the Company set forth in this Agreement shall have occurred that, if continuing at the Effective Time, would cause the condition set forth in Section 9.02(a) not to be satisfied; provided, that Parent will not be entitled to terminate this Agreement pursuant to this Section 10.01(c)(iii) prior to the earlier of (A) thirty (30) days following the

Company’s receipt of written notice from Parent and of Parent’s intention to terminate this Agreement pursuant to this Section 10.01(c)(iii) and the basis for such termination, and (B) the End Date, it being understood that Parent will not be entitled to terminate this Agreement pursuant to this Section 10.01(c)(iii) with respect to such breach, failure to be true or failure to perform if such breach, failure to be true or failure to perform is cured prior to the end of such period, unless such breach, failure to be true or failure to perform by its nature or timing is incapable of being cured during such period; provided, further, that the right to terminate this Agreement pursuant to this Section 10.01(c)(iii) shall not be available to Parent if Parent’s breach of any provision of this Agreement would cause the conditions set forth in Section 9.03(a) not to be satisfied if the Effective Time were on the date of such termination; or

(d)    by the Company:

(i)    prior to obtaining the Company Stockholder Approval, in accordance with, and subject to compliance with the terms and conditions of, Section 6.03 in order to enter into a definitive merger or purchase agreement to effect the transaction contemplated by a Superior Proposal (with such definitive merger or purchase agreement being entered into substantially concurrently with the termination of this Agreement (but in no case prior to the termination of this Agreement)); provided that the Company pays the Company Termination Fee pursuant to Section 11.04(b); or

(ii)    if a breach of any representation or warranty (or any such representation or warranty has ceased to be true) or breach or failure to perform any covenant or agreement on the part of Parent or Merger Subsidiary set forth in this Agreement shall have occurred that, if continuing at the Effective Time, would cause the conditions set forth in Section 9.03(a) not to be satisfied; provided, that the Company will not be entitled to terminate this Agreement pursuant to this Section 10.01(d)(ii) prior to the earlier of (A) thirty (30) days following Parent’s receipt of written notice from the Company and of the Company’s intention to terminate this Agreement pursuant to this Section 10.01(d)(ii) and the basis for such termination, and (B) the End Date, it being understood that the Company will not be entitled to terminate this Agreement pursuant to this Section 10.01(d)(ii) with respect to such breach, failure to be true or failure to perform if such breach, failure to be true or failure to perform is cured prior to the end of such period, unless such breach, failure to be true or failure to perform by its nature or timing is incapable of being cured during such period; provided, further, that the right to terminate this Agreement pursuant to this Section 10.01(d)(ii) shall not be available to the Company if the Company’s breach of any provision of this Agreement would cause the condition set forth in Section 9.02(a) not to be satisfied if the Effective Time were on the date of such termination.

The party desiring to terminate this Agreement pursuant to this Section 10.01 (other than pursuant to Section 10.01(a)) shall give written notice of such termination to the other party specifying the provision of Section 10.01 pursuant to which this Agreement is being terminated.

Section 10.02.    Effect of Termination. If this Agreement is terminated pursuant to Section 10.01, this Agreement shall become void and of no effect without liability of any party (or any stockholder, director, officer, employee, agent, consultant or Representative of such party) to the other parties hereto; provided that (a) the provisions of this Section 10.02 and Section 8.07(b), Section 11.01, Section 11.04, Section 11.07, Section 11.08, Section 11.09, Section 11.11 and Section 11.13, and the Confidentiality Agreement shall survive any termination hereof pursuant to Section 10.01 in accordance with their terms and (b) subject to Section 11.04(b)(iii), neither the Company nor Parent shall be relieved or released from any liabilities or damages (which the parties acknowledge and agree shall not be limited to reimbursement of expenses or out-of-pocket costs) arising out of its Fraud or Willful and Material Breach of any provision of this Agreement.

ARTICLE 11

Miscellaneous

Section 11.01.    Notices. All notices, requests and other communications to any party hereunder shall be in writing (including email (provided, that such email states that it is a notice delivered pursuant to this Section 11.01)) and shall be given, if to Parent or Merger Subsidiary, to:

Global Payments Inc.

3550 Lenox Road

Atlanta, Georgia 30326

Attention:	David Green
Email:	[*****]

with a copy to (which shall not constitute notice):

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, NY 10019

Attention:         Jacob A. Kling

Email:               JAKling@wlrk.com

if to the Company, to:

EVO Payments, Inc.

Ten Glenlake Parkway

South Tower, Suite 950

Atlanta, Georgia 30328

Attention:	Kelli E. Sterrett
Email:	[*****]

with a copy to (which shall not constitute notice):

King & Spalding LLP

1180 Peachtree Street NE

Atlanta, Georgia 30309

Attention:	Keith Townsend
Zach Cochran
Robert Leclerc
Email:	KTownsend@KSLAW.com
ZCochran@KSLAW.com
RLeclerc@KSLAW.com

or to such other address or email address as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.

Section 11.02.    Non-Survival of Representations and Warranties. The representations, warranties and agreements contained herein and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time; provided that this Section 11.02 shall not limit any covenant or agreement by the parties that by its terms contemplates performance after the Effective Time.

Section 11.03.    Amendments and Waivers.

(a)    Any provision of this Agreement may be amended or waived at any time prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective; provided, however, that after the Company Stockholder Approval has been obtained, there shall be no amendment or waiver that by Applicable Law or a stock exchange requires further approval by the stockholders of the Company without such approval having been obtained.

(b)    No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.

Section 11.04.    Expenses.

(a)    General. Except as otherwise expressly provided in this Agreement, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

(b)    Termination Fees.

(i)    If this Agreement is terminated (x) by the Company pursuant to Section 10.01(d)(i), or (y) by Parent pursuant to Section 10.01(c)(i), then the Company shall pay the Company Termination Fee to Parent (or its designee), substantially concurrently with the termination in the case of a termination by the Company, or as promptly as reasonably practicable (and, in any event, within two (2) Business Days following such termination) in the case of a termination by Parent, in each case, payable by wire transfer of immediately available funds.

(ii)    If (A) after the date of this Agreement and prior to the receipt of the Company Stockholder Approval, a bona fide Acquisition Proposal shall have been made to the Company Board or is publicly announced (either by the Company, the Person making such Acquisition Proposal, their respective Representatives, or otherwise publicly announced and confirmed by the Company, the Person making such Acquisition Proposal, or their respective Representatives) (and in, any such case, such Acquisition Proposal is not withdrawn at least three (3) Business Days prior to the earlier of the Company Stockholder Meeting, the End Date or the date of such termination), (B) thereafter, this Agreement is terminated by Parent or the Company pursuant to Section 10.01(b)(i) (at a time when Parent could have terminated this Agreement pursuant to such provision), Section 10.01(b)(iii), or Section 10.01(c)(iii), and (C) within twelve (12) months after such termination, the Company consummates such Acquisition Proposal or enters into a definitive merger or purchase agreement to effect the transaction contemplated by an Acquisition Proposal (whether or not the same Acquisition Proposal as that referred to above), then the Company shall pay to Parent the Company Termination Fee by wire transfer of same-day funds on the earlier of the date of consummation of such Acquisition Proposal or the entry into such definitive merger or purchase agreement. For purposes of this Section 11.04(b)(ii), all references to “20%” and “80%” in the definition of “Acquisition Proposal” shall be deemed to be references to “50%”.

(iii)    In no event shall the Company be required to pay the Company Termination Fee on more than one (1) occasion. Parent and Merger Subsidiary agree that, upon any termination of this Agreement under circumstances where the Company Termination Fee (and any amounts owed pursuant to

Section 11.04(b)(iv)) is payable by the Company pursuant to Section 11.04(b)(i) or Section 11.04(b)(ii) and such Company Termination Fee (and any amounts owed pursuant to Section 11.04(b)(iv)) is paid in full in accordance with this Agreement (and without limiting Section 11.13 prior to such termination), Parent and Merger Subsidiary shall be precluded from any other remedy against the Company, any of the Company’s Subsidiaries, and any of their respective directors, officers, employees, partners, managers, members, stockholders and Affiliates and their respective Representatives, at law or in equity or otherwise, and neither Parent nor Merger Subsidiary shall seek to obtain any recovery, judgment, or damages of any kind, including consequential, indirect, or punitive damages, against the Company or any of the Company’s Subsidiaries or any of their respective directors, officers, employees, partners, managers, members, stockholders or Affiliates or their respective Representatives, in each case in connection with this Agreement or the transactions contemplated hereby, except in the event of Fraud or a Willful and Material Breach of this Agreement or any other Transaction Document as between the parties thereto.

(iv)    The parties hereto acknowledge that the agreements contained in this Section 11.04 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, the parties would not enter into this Agreement. Accordingly, if the Company fails to promptly pay any amount due pursuant to Section 11.04(b)(i) or Section 11.04(b)(ii) and, in order to obtain such payment, Parent commences a Claim that results in a judgment against the Company for the Company Termination Fee or any portion thereof, the Company will pay to Parent its out-of-pocket fees, costs and expenses (including reasonable attorneys’ fees) in connection with such Claim, together with interest on the amount due at the annual rate of 5% plus the prime rate as published in the Wall Street Journal in effect on the date that such payment was required to be made through the date that such payment was actually received, or a lesser rate that is the maximum permitted by Applicable Law.

Section 11.05.    Disclosure Letter References. Notwithstanding anything to the contrary herein, the parties hereto agree that any reference in a particular Section of the Company Disclosure Letter shall be deemed to qualify (or, as applicable, a disclosure for purposes of) the representations and warranties hereof of the Company that are contained in the corresponding Section of this Agreement, as well as any other representations or warranties of the Company contained in this Agreement, but only if the relevance of that reference as an qualification to (or a disclosure for purposes of) such representations or warranties would be reasonably apparent on the face of the reference. The mere inclusion of an item in the Company Disclosure Letter as an exception to a representation, warranty, covenant, agreement or other provision hereof shall not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item has had or would reasonably be expected to have a Material Adverse Effect.

Section 11.06.    Binding Effect; Benefit; Assignment.

(a)    The provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and their respective successors and permitted assigns. No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person other than the parties hereto and their respective successors and permitted assigns; provided, that (i) from and after the Effective Time, the Indemnified Persons shall be third party beneficiaries of, and entitled to enforce, Section 7.02, and (ii) from and after the Effective Time, the provisions of Article 2 relating to the payment of the Merger Consideration and any amounts contemplated to be paid pursuant to Section 2.05 shall be enforceable by the holders of Company Stock immediately prior to the Effective Time and by Persons entitled to receive such other consideration.

(b)    No party may assign, delegate or otherwise transfer, by operation of law or otherwise, any of its rights or obligations under this Agreement without the consent of each other party hereto, except that Parent or Merger Subsidiary may transfer or assign all (but not less than all) of its rights and obligations under this Agreement to one of its wholly owned Subsidiaries at any time; provided that such transfer or assignment shall not (i) relieve Parent or Merger Subsidiary of its obligations hereunder, or (ii) enlarge, alter, limit or change any obligation of any other party hereto or due to Parent or Merger Subsidiary. Any purported assignment not permitted under this Section 11.06(b) shall be null and void.

Section 11.07.    Governing Law. This Agreement and all Claims and causes of action hereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such State.

Section 11.08.    Consent to Jurisdiction. Each of Parent, Merger Subsidiary and the Company irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, for the purposes of any suit, action or other proceeding, arising out of or related to this Agreement, the other agreements contemplated hereby or any transaction contemplated hereby (or, solely if the Court of Chancery of the State of Delaware declines to accept jurisdiction over any such suit, action or other proceeding, any state or federal court within the State of Delaware) (the “Chosen Court”). Each of Parent, Merger Subsidiary and the Company agrees to commence any action, suit or proceeding relating hereto in the applicable Chosen Court pursuant to the immediately preceding sentence. Each of Parent, Merger Subsidiary and the Company irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of or related of this Agreement or the transactions contemplated hereby in the applicable Chosen Court, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each of Parent, Merger Subsidiary and the Company irrevocably waives any objections or immunities to jurisdiction to which it may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or relating to this Agreement or the transactions contemplated hereby which is instituted in any such court. Notwithstanding the foregoing, the parties agree that a final trial court judgment in any such suit, action or other proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, such final trial court judgment. Each of the parties hereto agrees that service of process, summons, notice or document by registered mail addressed to it at the addresses set forth in Section 11.01 shall be effective service of process for any suit, action or proceeding brought in any such court.

Section 11.09.    WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE MERGER, OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 11.10.    Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). Delivery of an executed counterpart of a signature page to this Agreement by “.pdf” format, scanned pages or electronic signature such as DocuSign shall be effective as delivery of a manually executed counterpart to this Agreement.

Section 11.11.    Entire Agreement; No Other Representations and Warranties.

(a)    This Agreement, including the Company Disclosure Letter, together with the other Transaction Documents and the Confidentiality Agreement, constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof.

(b)    Each of Parent and Merger Subsidiary acknowledges, agrees and represents that, except for the representations and warranties made by the Company in Article 4, and in any other Transaction Documents, neither the Company nor any other Person makes, and neither Parent nor Merger Subsidiary is relying on, any other express or implied representation or warranty with respect to the Company or any of its Subsidiaries, including their respective businesses, financial condition or prospects or with respect to any other information made available to Parent or Merger Subsidiary in connection with the transactions contemplated by this Agreement (including the accuracy or completeness thereof). Neither the Company nor any other Person will have or be subject to any liability to Parent, Merger Subsidiary or any other Person resulting from the distribution to Parent or Merger Subsidiary, or Parent’s or Merger Subsidiary’s use of, any such information, including any information, documents, projections, forecasts or other material made available to Parent or Merger Subsidiary in certain “data rooms” or management presentations in expectation of the transactions contemplated by this Agreement, unless, and then only to the extent that, any such information is expressly included in a representation or warranty contained in Article 4 or in any certificate delivered hereunder with respect thereto (but without limiting any representations and warranties in any other Transaction Documents).

(c)    The Company acknowledges, agrees and represents that, except for the representations and warranties contained in Article 5, and in any other Transaction Documents, none of Parent, Merger Subsidiary or any other Person on behalf of Parent or Merger Subsidiary makes, and the Company is not relying on, any other express or implied representation or warranty with respect to Parent or Merger Subsidiary or with respect to any other information made available to the Company in connection with the transactions contemplated by this Agreement (including the accuracy or completeness thereof). None of Parent, Merger Subsidiary or any other Person will have or be subject to any liability to the Company or any other Person resulting from the distribution to the Company, or the Company’s use of, any information, unless, and then only to the extent that, any such information is expressly included in a representation or warranty contained in Article 5 or in any certificate delivered hereunder with respect thereto (but without limiting any representations and warranties in any other Transaction Documents).

Section 11.12.    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 11.13.    Specific Performance.

(a)    The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties hereto do not perform their obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate the Merger and the other transactions contemplated by this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties acknowledge and agree that the parties shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the courts described in Section 11.08 without proof of damages, this being in addition to any other remedy to which they are entitled under this Agreement and any other agreement executed in connection herewith, at law or in equity, and the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right, neither the Company nor Parent would have entered into this Agreement. The parties hereby further acknowledge and agree that such relief shall include the right of the Company to cause Parent and Merger Subsidiary, and of Parent and Merger Subsidiary to cause the Company, to consummate the Merger and perform their other obligations under Article 2 of this Agreement, in each case, if each of the conditions set forth in

Section 9.01 and Section 9.02 (in the case of Parent and Merger Subsidiary’s obligations) or Section 9.01 and Section 9.03 (in the case of the Company’s obligations) have been satisfied or waived (other than conditions which by their nature cannot be satisfied until Closing, but subject to the satisfaction or waiver of those conditions at Closing). Each of the parties hereto agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that the other parties hereto have an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or in equity.

(b)    The parties hereto acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 11.13 shall not be required to provide any bond or other security in connection with any such order or injunction.

Section 11.14.    Financing Matters. Notwithstanding anything in this Agreement to the contrary, the Company on behalf of itself, its Subsidiaries and each of its controlled Affiliates hereby: (a) agrees that any claim, audit, action, suit, investigation or other proceeding (a “Proceeding”), whether in law or in equity, whether in contract or in tort or otherwise, involving the Financing Parties, arising out of or relating to, this Agreement, the Financing or any of the agreements entered into in connection with the Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder shall be subject to the exclusive jurisdiction of any federal or state court in the Borough of Manhattan, New York, New York, so long as such forum is and remains available, and any appellate court thereof and each party hereto irrevocably submits itself and its property with respect to any such Proceeding to the exclusive jurisdiction of such court, (b) agrees that any such Proceeding shall be governed by the laws of the State of New York (without giving effect to any conflicts of law principles that would result in the application of the laws of another state), except as otherwise provided in any definitive document or agreement relating to the Financing, (c) agrees not to bring or support or permit any of its controlled Affiliates to bring or support any Proceeding of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against any Financing Party in any way arising out of or relating to, this Agreement, the Financing, or any of the transactions contemplated hereby or thereby or the performance of any services thereunder in any forum other than any federal or state court in the Borough of Manhattan, New York, New York, (d) agrees that service of process upon the Company, its Subsidiaries or its controlled Affiliates in any such Proceeding or proceeding shall be effective if notice is given in accordance with Section 11.01, (e) irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such Proceeding in any such court, (f) knowingly, intentionally and voluntarily waives to the fullest extent permitted by applicable law trial by jury in any Proceeding brought against the Financing Parties in any way arising out of or relating to, this Agreement, the Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, (g) agrees that none of the Financing Parties will have any liability to the Company or any of its Subsidiaries or any of their respective controlled Affiliates or Representatives (in each case, other than Parent, Merger Subsidiary or their respective Subsidiaries) relating to or arising out of this Agreement, the Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, whether in law or in equity, whether in contract or in tort or otherwise, and waives any and all claims and causes of action against the Financing Parties in any way relating to or arising out of the foregoing, and (h) agrees that the Financing Parties are express third party beneficiaries of, and may enforce, any of the provisions of this Section 11.14, and that such provisions and the definitions of “Financing Entities” and “Financing Parties” (and any other provisions of this Agreement to the extent a modification thereof would affect the substance of any of the foregoing) shall not be amended in any way adverse to any Financing Party without the prior written consent of each related Financing Entity.

(The remainder of this page has been intentionally left blank; signature page follows.)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date set forth on the cover page of this Agreement.

EVO PAYMENTS, INC.

By:	/s/ James G. Kelly
Name: James G. Kelly
Title: Chief Executive Officer

GLOBAL PAYMENTS INC.

By:	/s/ David L. Green
Name: David L. Green
Title: Senior Executive Vice President, General Counsel and Corporate Secretary

FALCON MERGER SUB INC.

By:	/s/ David L. Green
Name: David L. Green
Title: President, Treasurer and Secretary

[Signature Page to Agreement and Plan of Merger]

Exhibit A

Amended and Restated Certificate of Incorporation of Surviving Corporation

Ex. A-1

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

EVO PAYMENTS, INC.

ARTICLE I

The name of the corporation is EVO Payments, Inc. (the “Corporation”).

ARTICLE II

The address, including street, number, city, and county, of the registered office of the Corporation in the State of Delaware is c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, State of Delaware 19801; and the name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Trust Company.

ARTICLE III

The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized and incorporated under the General Corporation Law of the State of Delaware.

ARTICLE IV

Section 1.    The Corporation shall be authorized to issue 100,000 shares of capital stock, all of which 100,000 shares shall be shares of common stock, par value $0.0001 per share (the “Common Stock”). The Corporation may, but shall not be required to, issue fractions of a share.

Section 2.    Except as otherwise provided by law, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes. Each share of the Common Stock shall have one vote and the Common Stock shall vote together as a single class.

ARTICLE V

Any one or more directors may be removed, with or without cause, by the vote or written consent of the holders of a majority of the issued and outstanding shares of capital stock of the Corporation entitled to be voted in the election of directors.

ARTICLE VI

In furtherance and not in limitation of those powers conferred by law, the board of directors of the Corporation (the “Board”) is expressly authorized and empowered to make, alter and repeal the by-laws of the Corporation (the “By-Laws”).

ARTICLE VII

Meetings of the stockholders shall be held at such place, within or without the State of Delaware as may be designated by, or in the manner provided in, the By-Laws or, if not so designated, at the registered office of the Corporation in the State of Delaware. Elections of directors need not be by written ballot unless and to the extent that the By-Laws so provide.

ARTICLE VIII

The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and any other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereinafter prescribed by law, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article.

ARTICLE IX

No director shall have any personal liability to the Corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director by reason of any act or omission occurring subsequent to the date when this provision becomes effective, except that this provision shall not eliminate or limit the liability of a director (a) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for liabilities of a director imposed by Section 174 of the General Corporation Law of the State of Delaware (the “DGCL”) or (d) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended. Any repeal or modification of this provision shall not adversely affect any right or protection of a director of the Corporation with respect to any act or omission occurring prior to the repeal or modification of this provision.

To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Corporation (and any other persons to which applicable law permits the Corporation to provide indemnification and advancement of expenses) through provisions of the By-Laws, agreements with such persons, vote of stockholders or disinterested directors, or otherwise. Any repeal or modification of this provision shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

2

Exhibit B

Amended and Restated Bylaws of Surviving Corporation

Ex. B-1

AMENDED AND RESTATED

BY-LAWS

of

EVO PAYMENTS, INC.

dated as of [●]

-i-

ARTICLE VI
INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

SECTION 1.	INDEMNIFICATION	6
SECTION 2.	ADVANCEMENT OF EXPENSES	6
SECTION 3.	CLAIMS	6
SECTION 4.	INSURANCE	7
SECTION 5.	SURVIVAL; NON-EXCLUSIVITY OF RIGHTS	7
SECTION 6.	OTHER SOURCES; AMOUNTS RECEIVED FROM AN OTHER ENTITY	7
SECTION 7.	AMENDMENT OR REPEAL	7
SECTION 8.	OTHER INDEMNIFICATION AND ADVANCEMENT OF EXPENSES	7
SECTION 9.	RELIANCE	7
SECTION 10.	SUCCESSFUL DEFENSE	7

ARTICLE VII
AMENDMENTS

-ii-

ARTICLE I

OFFICES

SECTION 1.    REGISTERED OFFICE – The address, including street, number, city, and county, of the registered office of EVO Payments, Inc. (the “Corporation”) in the State of Delaware is c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, State of Delaware 19801; and the name of the registered agent of the corporation in the State of Delaware at such address is The Corporation Trust Company.

SECTION 2.    OTHER OFFICES – The Corporation may have other offices, either within or without the State of Delaware, at such place or places as the Board of Directors may from time to time select or the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

SECTION 1.    ANNUAL MEETINGS – Annual meetings of stockholders for the election of directors, and for such other business as may be stated in the notice of the meeting, shall be held at such place, either within or without the State of Delaware, and at such time and date as the Board of Directors, by resolution, shall determine and as set forth in the notice of the meeting. At each annual meeting, the stockholders entitled to vote shall elect a Board of Directors and they may transact such other corporate business as shall be stated in the notice of the meeting.

SECTION 2.    SPECIAL MEETINGS – Special meetings of the stockholders for any purpose or purposes may be called by the Chairman, the President or the Secretary, or by resolution of a majority of the Board of Directors.

SECTION 3.    VOTING – Each stockholder entitled to vote in accordance with the terms of the Certificate of Incorporation of the Corporation and these By-Laws may vote in person or by proxy, but no proxy shall be voted after three years from its date unless such proxy provides for a longer period. All elections for directors shall be decided by plurality vote; all other questions shall be decided by majority vote except as otherwise provided by the Certificate of Incorporation or the laws of the State of Delaware.

A complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, with the address of each, and the number of shares held by each, shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is entitled to be present.

SECTION 4.    QUORUM – Except as otherwise required by law, by the Certificate of Incorporation of the Corporation or by these By-Laws, the presence, in person or by proxy, of stockholders holding shares constituting a majority of the voting power of the Corporation shall constitute a quorum at all meetings of the stockholders. In case a quorum shall not be present at any meeting, a majority in interest of the stockholders entitled to vote thereat, present in person or by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the requisite amount of stock entitled to vote shall be present. At any such adjourned meeting at which the requisite amount of stock entitled to vote shall be represented, any business may be transacted that might have been transacted at the meeting as originally noticed; but only those stockholders entitled to vote at the meeting as originally noticed shall be entitled to vote at any adjournment or adjournments thereof.

SECTION 5.    NOTICE OF MEETINGS – Written notice, stating the place, date and time of the meeting, and the general nature of the business to be considered, shall be given to each stockholder entitled to vote thereat, at his or her address as it appears on the records of the Corporation, not less than ten nor more than sixty days before the date of the meeting. No business other than that stated in the notice shall be transacted at any meeting without the unanimous consent of all the stockholders entitled to vote thereat.

SECTION 6.    ACTION WITHOUT MEETING – Unless otherwise provided by the Certificate of Incorporation of the Corporation, any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE III

DIRECTORS

SECTION 1.    NUMBER AND TERM – The business and affairs of the Corporation shall be managed under the direction of a Board of Directors which shall consist of not less than one person and up to five persons. The exact number of directors shall initially be one and may thereafter be fixed from time to time by the Board of Directors. Directors shall be elected at the annual meeting of stockholders and each director shall be elected to serve until his or her successor shall be elected and shall qualify. A director need not be a stockholder.

SECTION 2.    RESIGNATIONS – Any director may resign at any time. Such resignation shall be made in writing, and shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the Chairman, the President or the Secretary. The acceptance of a resignation shall not be necessary to make it effective.

SECTION 3.    VACANCIES – If the office of any director becomes vacant, the remaining directors in the office, though less than a quorum, by a majority vote, may appoint any qualified person to fill such vacancy, who shall hold office for the unexpired term and until his or her successor shall be duly chosen. If the office of any director becomes vacant and there are no remaining directors, the stockholders, by the affirmative vote of the holders of shares constituting a majority of the voting power of the Corporation, at a special meeting called for such purpose, may appoint any qualified person to fill such vacancy.

SECTION 4.    REMOVAL – Except as hereinafter provided, any director or directors may be removed either for or without cause at any time by the affirmative vote of the holders of a majority of the voting power entitled to vote for the election of directors, at an annual meeting or a special meeting called for such purpose, and the vacancy thus created may be filled, at such meeting, by the affirmative vote of holders of shares constituting a majority of the voting power of the Corporation.

SECTION 5.    COMMITTEES – The Board of Directors may, by resolution or resolutions passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of one or more directors of the Corporation.

Any such committee, to the extent provided in the resolution of the Board of Directors, or in these By-Laws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation.

SECTION 6.    MEETINGS – The newly elected directors may hold their first meeting for the purpose of organization and the transaction of business, if a quorum be present, immediately after the annual meeting of the stockholders; or the time and place of such meeting may be fixed by consent of all the Directors.

Regular meetings of the Board of Directors may be held without notice at such places and times as shall be determined from time to time by resolution of the Board of Directors.

Special meetings of the Board of Directors may be called by the Chairman or the President, or by the Secretary on the written request of any director, on at least one day’s notice to each director (except that notice to any director may be waived in writing by such director) and shall be held at such place or places as may be determined by the Board of Directors, or as shall be stated in the notice of the meeting.

Unless otherwise restricted by the Certificate of Incorporation of the Corporation or these By-Laws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in any meeting of the Board of Directors or any committee thereof by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

SECTION 7.    QUORUM – A majority of the Directors shall constitute a quorum for the transaction of business. If at any meeting of the Board of Directors there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum is obtained, and no further notice thereof need be given other than by announcement at the meeting which shall be so adjourned. The vote of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors unless the Certificate of Incorporation of the Corporation or these By-Laws shall require the vote of a greater number.

SECTION 8.    COMPENSATION – Directors shall not receive any stated salary for their services as directors or as members of committees, but, by resolution of the Board of Directors, a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent or otherwise, and receiving compensation therefor.

SECTION 9.    ACTION WITHOUT MEETING – Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or such committee.

ARTICLE IV

OFFICERS

SECTION 1.    OFFICERS – The officers of the Corporation shall be a President, a Treasurer and a Secretary, all of whom shall be elected by the Board of Directors and shall hold office until their successors are duly elected and qualified. In addition, the Board of Directors may elect such Vice Presidents, Assistant Secretaries and Assistant Treasurers as it may deem proper. The Board of Directors may appoint such other officers and agents as it may deem advisable, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

SECTION 2.    PRESIDENT – The President shall be the Chief Operating Officer of the Corporation. He or she shall have the general powers and duties of supervision and management usually vested in the office of President of a corporation. The President shall have the power to execute bonds, mortgages and other contracts on behalf of the Corporation.

SECTION 3.    VICE PRESIDENTS – Each Vice President shall have such powers and shall perform such duties as shall be assigned to him or her by the Board of Directors.

SECTION 4.    TREASURER – The Treasurer shall be the Chief Financial Officer of the Corporation. He or she shall have the custody of the corporate funds and securities and shall keep full and accurate account of receipts and disbursements in books belonging to the Corporation. He or she shall deposit all moneys and other valuables in the name and to the credit of the Corporation in such depositaries as may be designated by the Board of Directors. He or she shall disburse the funds of the Corporation as may be ordered by the Board of Directors, the Chairman, or the President, taking proper vouchers for such disbursements. He or she shall render to the Chairman, the President and Board of Directors at the regular meetings of the Board of Directors, or whenever they may request it, an account of all his or her transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, he or she shall give the Corporation a bond for the faithful discharge of his or her duties in such amount and with such surety as the Board of Directors shall prescribe.

SECTION 5.    SECRETARY – The Secretary shall give, or cause to be given, notice of all meetings of stockholders and of the Board of Directors and all other notices required by law or by these By-Laws, and in case of his or her absence or refusal or neglect so to do, any such notice may be given by any person thereunto directed by the Chairman or the President, or by the Board of Directors, upon whose request the meeting is called as provided in these By-Laws. He or she shall record all the proceedings of the meetings of the Board of Directors, any committees thereof and the stockholders of the Corporation in a book to be kept for that purpose, and shall perform such other duties as may be assigned to him or her by the Board of Directors, the Chairman or the President.

SECTION 6.    ASSISTANT TREASURERS AND ASSISTANT SECRETARIES – Assistant Treasurers and Assistant Secretaries, if any, shall be elected and shall have such powers and shall perform such duties as shall be assigned to them, respectively, by the Board of Directors.

ARTICLE V

MISCELLANEOUS

SECTION 1.    CERTIFICATES OF STOCK – Shares of the Corporation’s stock may be certificated or uncertificated. Any or all of the signatures on any certificated shares may be by facsimile. In case any officer, transfer agent or registrar who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be an officer, transfer agent or registrar of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature shall have been used thereon had not ceased to be an officer, transfer agent or registrar of the Corporation. Certificates of stock of the Corporation shall be of such form and device as the Board of Directors may from time to time determine.

SECTION 2.    LOST CERTIFICATES – A new certificate of stock may be issued in the place of any certificate theretofore issued by the Corporation, alleged to have been lost or destroyed, and the Board of Directors may, in its discretion, require the owner of the lost or destroyed certificate, or such owner’s legal representatives, to give the Corporation a bond, in such sum as they may direct, not exceeding double the value of the stock, to indemnify the Corporation against any claim that may be made against it on account of the alleged loss of any such certificate, or the issuance of any such new certificate.

SECTION 3.    TRANSFER OF SHARES – The shares of stock of the Corporation shall be transferable only upon its books by the holders thereof in person or by their duly authorized attorneys or legal representatives, and, upon such transfer, the old certificates shall be surrendered to the Corporation by the delivery thereof to the person in charge of the stock and transfer books and ledgers, or to such other person as the Board of Directors may designate, by whom they shall be cancelled, and new certificates shall thereupon be issued. A record shall be made of each transfer and whenever a transfer shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer.

SECTION 4.    STOCKHOLDERS RECORD DATE – In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (1) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty nor less than ten days before the date of such meeting; (2) in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall not be more than ten days from the date upon which the resolution fixing the record date is adopted by the Board of Directors; and (3) in the case of any other action, shall not be more than sixty days prior to such other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (2) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action of the Board of Directors is required by law, shall be the first day on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and (3) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

SECTION 5.    DIVIDENDS – Subject to the provisions of the Certificate of Incorporation of the Corporation, the Board of Directors may, out of funds legally available therefor at any regular or special meeting, declare dividends upon stock of the Corporation as and when they deem appropriate. Before declaring any dividend there may be set apart out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time in their discretion deem proper for working capital or as a reserve fund to meet contingencies or for equalizing dividends or for such other purposes as the Board of Directors shall deem conducive to the interests of the Corporation.

SECTION 6.    FISCAL YEAR – The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

SECTION 7.    CHECKS – All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, or agent or agents, of the Corporation, and in such manner as shall be determined from time to time by resolution of the Board of Directors.

SECTION 8.    NOTICE AND WAIVER OF NOTICE – Whenever any notice is required to be given under these By-Laws, personal notice is not required unless expressly so stated, and any notice so required shall be deemed to be sufficient if given by depositing the same in the United States mail, postage prepaid, addressed to the person entitled thereto at his or her address as it appears on the records of the Corporation, and such notice shall be deemed to have been given on the day of such mailing. Stockholders not entitled to vote shall not be entitled to receive notice of any meetings except as otherwise provided by law. Whenever any notice is required to be given under the provisions of any law, or under the provisions of the Certificate of Incorporation of the Corporation or of these By-Laws, a waiver thereof, in writing and signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to such required notice.

ARTICLE VI

INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

SECTION 1.    INDEMNIFICATION – The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), any person (an “Indemnitee”) who was or is made, or is threatened to be made, a party or is otherwise involved (including, without limitation, involvement as a witness) in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or an officer of the Corporation or, while a director or an officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, member, trustee or agent of another corporation or of a partnership, joint venture, trust, nonprofit entity or other enterprise (including, but not limited to, service with respect to employee benefit plans) (any such entity, an “Other Entity”), whether the basis of such Proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, against all liability and loss suffered (including, but not limited to, expenses (including, but not limited to, attorneys’ fees and expenses), judgments, excise taxes, fines and amounts paid in settlement actually and reasonably incurred by such Indemnitee in connection with such Proceeding). Notwithstanding the preceding sentence, the Corporation shall be required to indemnify an Indemnitee in connection with a Proceeding (or part thereof) commenced by such Indemnitee only if the commencement of such Proceeding (or part thereof) by the Indemnitee was authorized by the Board of Directors or the Proceeding (or part thereof) relates to the enforcement of the Corporation’s obligations under this Article VI, Section 1. Any person serving as a director, officer, employee, member, trustee, administrator, employee or agent of an Other Entity whose equity or other interests are owned by the Corporation shall be conclusively presumed to be serving in such capacity at the request of the Corporation.

SECTION 2.    ADVANCEMENT OF EXPENSES – The Corporation shall to the fullest extent not prohibited by applicable law pay, on an as-incurred basis, all expenses (including, but not limited to attorneys’ fees and expenses) incurred by an Indemnitee in investigating, responding to, defending or testifying in any Proceeding in advance of its final disposition (as defined below). Such advancement shall be unconditional, unsecured and interest free and shall be made without regard to Indemnitee’s ability to repay any expenses advanced; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final judicial decision of the Proceeding from which there is no right to appeal (“final disposition”) shall be made only upon receipt of an unsecured undertaking by the Indemnitee to repay all amounts advanced if it should be ultimately determined by final disposition that the Indemnitee is not entitled to be indemnified under this Article VI or otherwise.

SECTION 3.    CLAIMS – If a claim for indemnification (following the final disposition of such proceeding) or advancement of expenses under this Article VI is not paid in full within thirty days, or, in the case of advancement of expenses, fifteen days, provided that Indemnitee has delivered the undertaking contemplated by Article VI, Section 2, if required, after a written claim therefor by the Indemnitee has been received by the Corporation, the Indemnitee may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action the Corporation shall have the burden of proving that the Indemnitee is not entitled to the requested indemnification or advancement of expenses under applicable law.

SECTION 4.    INSURANCE – The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, member, trustee or agent of an Other Entity, against any liability asserted against the person and incurred by the person in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article VI or the Delaware General Corporation Law (the “DGCL”).

SECTION 5.    SURVIVAL; NON-EXCLUSIVITY OF RIGHTS – The rights conferred on any Indemnitee by this Article VI shall continue as to a person who has ceased to be a director or officer of the Corporation and are not exclusive of other rights arising under the Certificate of Incorporation, any bylaw, agreement, vote of directors or stockholders or otherwise. Any such rights shall inure to the benefit of the heirs and legal representatives of such Indemnitee. The Corporation may enter into agreements with any Indemnitee for the purpose of providing for indemnification or advancement of expenses.

SECTION 6.    OTHER SOURCES; AMOUNTS RECEIVED FROM AN OTHER ENTITY – The Corporation shall (i) be the indemnitor of first resort (i.e., its obligations to an Indemnitee shall be primary and any obligation of other entities or persons with respect to which an Indemnitee may have rights to indemnification, advancement of expenses and/or insurance for the same liability, loss or expenses incurred by such Indemnitee (the “Secondary Indemnitors”), is secondary), and (ii) subject to the delivery of the undertaking contemplated by Article VI, Section 2, if required, be required to advance the full amount of expenses incurred by a Indemnitee and shall be liable for the full amount of all liabilities, losses and expenses as required by the terms of this Article VI, without regard to any rights an Indemnitee may have against any Secondary Indemnitor. Notwithstanding the foregoing, the Corporation’s obligation, if any, to indemnify or to advance expenses to any Indemnitee who was or is serving at the Corporation’s request as a director, officer, employee, member, trustee or agent of an Other Entity shall be reduced by any amount such Indemnitee may collect as indemnification or advancement of expenses from such Other Entity.

SECTION 7.    AMENDMENT OR REPEAL – All rights to indemnification under this Article VI shall be deemed to be a contract between the Corporation and each director or officer of the Corporation or legal representative thereof who serves or served in such capacity at any time while this Article VI is in effect. Any right to indemnification or to advancement of expenses of any Indemnitee arising hereunder shall not be diminished, eliminated or impaired by an amendment to or repeal of this Article VI or an amendment to or repeal of relevant provisions of the DGCL or any other applicable laws after the occurrence of the act or omission that is the subject of the Proceeding or other matter for which indemnification or advancement of expenses is sought.

SECTION 8.    OTHER INDEMNIFICATION AND ADVANCEMENT OF EXPENSES – This Article VI shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Indemnitees when and as authorized by appropriate corporate action.

SECTION 9.    RELIANCE – Indemnitees who after the date of the adoption of this Article VI become or remain an Indemnitee described in Article VI, Section 1 will be conclusively presumed to have relied on the rights to indemnity, advancement of expenses and other rights contained in this Article VI in entering into or continuing the service. The rights to indemnification and to the advancement of expenses conferred in this Article VI will apply to claims made against any Indemnitee described in Article VI, Section 1 arising out of acts or omissions that occurred or occur either before or after the adoption of this Article VI in respect of service as a director or officer of the corporation or other service described in Article VI, Section 1.

SECTION 10.    SUCCESSFUL DEFENSE – In the event that any proceeding to which an Indemnitee is a party is resolved in any manner other than by adverse judgment against the Indemnitee (including, without limitation, settlement of such proceeding with or without payment of money or other consideration) it shall be presumed that the Indemnitee has been successful on the merits or otherwise in such proceeding for purposes of Section 145(c) of the DGCL. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence.

ARTICLE VII

AMENDMENTS

These By-Laws may be altered, amended or repealed at any annual meeting of the stockholders (or at any special meeting thereof if notice of such proposed alteration, amendment or repeal to be considered is contained in the notice of such special meeting) by the affirmative vote of the holders of shares constituting a majority of the voting power of the Corporation. Except as otherwise provided in the Certificate of Incorporation of the Corporation, the Board of Directors may by majority vote of those present at any meeting at which a quorum is present, or by unanimous written consent in accordance with the DGCL, alter, amend or repeal these By-Laws, or enact such other By-Laws as in their judgment may be advisable for the regulation and conduct of the affairs of the Corporation.

Exhibit 10.1

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of August 1, 2022 by and among Global Payments Inc., a Georgia corporation (“Parent”), Falcon Merger Sub Inc., a Delaware corporation and wholly owned Subsidiary of Parent (“Merger Sub”), EVO Payments, Inc., a Delaware corporation (the “Company”) and each of the undersigned stockholders of the Company (the “Stockholders” and together with Parent, Merger Sub, and the Company, each a “Party” and, together, the “Parties”). Capitalized terms used but not defined herein have the meanings ascribed to such terms as set forth in the Merger Agreement (defined below).

RECITALS

WHEREAS, concurrently with the execution of this Agreement, Parent, Merger Sub and the Company are entering into an Agreement and Plan of Merger (as the same may be amended from time to time, the “Merger Agreement”), providing for, among other things, the acquisition of the Company by Parent, by means of a merger (the “Merger”) of Merger Sub with and into the Company pursuant to the terms and conditions of the Merger Agreement;

WHEREAS, each Stockholder is, as of the date hereof, the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which meaning will apply for all purposes of this Agreement; provided, that all options, warrants, restricted stock units and other convertible securities are included even if not exercisable within sixty (60) days of the date hereof) of the number of shares of Company Stock and the number of Common Units, in each case, as set forth opposite the name of such Stockholder on Schedule A hereto; and

WHEREAS, as a condition to their willingness to enter into the Merger Agreement, Parent and Merger Sub have required the Stockholders, and in order to induce Parent and Merger Sub to enter into the Merger Agreement, each Stockholder (solely in the Stockholder’s capacity as the beneficial owner of the Subject Securities) has agreed to make certain representations, warranties, covenants, and agreements as set forth in this Agreement with respect to the Subject Securities.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, and agreements set forth below and for other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

1.    Certain Definitions. For purposes of this Agreement, the following terms shall have the following respective meanings:

(a)    “Class A Common Stock” means the Class A common stock, par value $0.0001 per share, of the Company.

(b)    “Class B Common Stock” means the Class B common stock, par value $0.0001 per share, of the Company.

(c)    “Class C Common Stock” means the Class C common stock, par value $0.0001 per share, of the Company.

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(d)    “Class D Common Stock” means the Class D common stock, par value $0.0001 per share, of the Company.

(e)    “Common Unit” has the meaning ascribed to such term in the OpCo LLC Agreement.

(f)    “Company Common Stock” means the Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock.

(g)    “Company Stock” means the Preferred Stock and Company Common Stock.

(h)    “Exchange Agreement” means that certain Exchange Agreement, dated as of May 22, 2018 by and among the Company, EVO Investco, LLC and the holders of Company Common Stock and other Persons party thereto, as amended on November 5, 2018 and as it may be further amended, supplemented or otherwise modified as of the date hereof.

(i)    “Lien” means any lien, encumbrance, hypothecation, adverse claim, charge, mortgage, security interest, pledge or option, proxy, right of first refusal or first offer, preemptive right, deed of trust, servitude, voting trust, transfer restriction or any other similar restriction.

(j)    “OpCo LLC Agreement” means that certain Second Amended and Restated Limited Liability Company Agreement of EVO Investco, LLC, dated as of May 22, 2018 as amended on April 21, 2020 and as further amended, supplemented or otherwise modified as of the date hereof.

(k)    “Paired Interests” has the meaning ascribed to such term in the Exchange Agreement.

(l)    “Permitted Lien” means any (i) Lien arising under this Agreement and (ii) any applicable restrictions on transfer under the Securities Act of 1933.

(m)    “Preferred Stock” means the shares of preferred stock, par value $0.0001 per share, of the Company, including the Series A Convertible Preferred Stock.

(n)    “Series A Convertible Preferred Stock” means the Series A Convertible Preferred Stock, par value $0.0001 per share, of the Company.

(o)    “Subject Securities” means with respect to each Stockholder, (i) all Company Stock and Common Units set forth opposite such Stockholder’s name on Schedule A to this Agreement, and (ii) all additional Company Stock, Common Units or other capital stock or voting or equity securities of the Company or OpCo LLC of which such Stockholder or its Affiliates acquires record or beneficial ownership during the period from the date of this Agreement through and including the Support Termination Date (including by way of stock dividend or distribution, split-up, recapitalization, combination, vesting of, settlement or exercise of or exchange of Company Stock, Paired Interests, Company Equity Awards or other conversion or exercise of any convertible or derivative securities).

(p)    “Support Termination Date” means the earliest to occur of (i) the Effective Time of the Merger; (ii) the date on which the Merger Agreement is validly terminated pursuant to Article 10 in accordance with its terms; (iii) the termination of this Agreement by mutual written consent of the Parties, or (iv) the date of any modification, waiver or amendment to any provision of the Merger Agreement effected without each Stockholder’s consent that (x) decreases the amount or changes the form, of Merger Consideration or (y) extends the End Date (other than in accordance with Section 10.01(b)(i) of the Merger Agreement).

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(q)    “Transfer” A Person shall be deemed to have effected a “Transfer” of a Subject Security if such Person, directly or indirectly, in whole or in part, whether or not for value and whether voluntary or involuntary, (i) sells, pledges, creates a Lien with respect to (other than those (i) created by this Agreement or (ii) arising under applicable securities laws), assigns, exchanges, grants an option with respect to, transfers, gifts, distributes, dividends, disposes of (by merger, by testamentary disposition, by operation of law or otherwise) or enters into any derivative or hedging arrangement with respect to such Subject Security or any interest therein, whether or not for value, (ii) enters into an agreement, swap, arrangement, understanding or commitment providing for the sale, pledge, creation of a Lien (other than those (i) created by this Agreement or (ii) arising under applicable securities laws), assignment, exchange, transfer, gift, disposition of or any derivative or hedging arrangement with respect to, or grant of an option with respect to, such Subject Security or any interest therein, (iii) deposits (or permits the deposit of) a Subject Security in a voting trust, or grants any proxy or power of attorney or enters into any voting agreement, arrangement, understanding or commitment with respect to any Subject Security (other than this Agreement) or (iv) agrees or commits (whether or not in writing) to take any of the actions referred to in the foregoing clauses (i), (ii) or (iii).

(r)    “Willful and Material Breach” means a material breach of, or a material failure to perform, any covenant, representation, warranty or agreement set forth in this Agreement, in each case that is a consequence of an act undertaken by the breaching party or the failure by the breaching party to take an act it is required to take under this Agreement, with the actual knowledge that the taking of or failure to take such act would, or would be reasonably expected to, result in, constitute or cause a breach of this Agreement.

2.    Transfer of Subject Securities.

(a)    Transfer Restrictions and Transfer of Voting Rights. Except as expressly contemplated by this Agreement or the Merger Agreement, prior to the Support Termination Date, each Stockholder shall not, and shall cause each of its controlled Affiliates not to, (i) Transfer (or permit or cause the Transfer of) any of such Stockholder’s Subject Securities or (ii) deposit (or permit the deposit of) any of such Stockholder’s Subject Securities in a voting trust, or grant any proxy or power of attorney or enter into any voting agreement with respect to any of such Stockholder’s Subject Securities. Any action taken in violation of the foregoing sentence shall be null and void ab initio and such Stockholder agrees that any such prohibited action may and should be enjoined. If any involuntary Transfer of any Subject Securities shall occur (including, but not limited to, a sale by Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees from the Stockholder (“Direct Transferees”) and any and all transferees (“Indirect Transferees”) of any Direct Transferee or any other Indirect Transferee) shall take and hold such Subject Securities subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until terminated in accordance with the terms hereof, and, as used herein (other than in Section 9 or where the context suggests otherwise), the term “Stockholder” shall include such Direct Transferees and Indirect Transferees. At all times commencing with the execution and delivery of this Agreement and continuing until the Support Termination Date, in furtherance of this Agreement, each Stockholder hereby authorizes the Company to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Subject Securities (and that this Agreement places limits on the voting and transfer of such Subject Securities).

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(b)    Exceptions. Notwithstanding the foregoing, each Stockholder may make (i) Transfers of Subject Securities by will or for bona fide estate planning purposes so long as such Stockholder or the trustee of any trust established by such Stockholder maintains full voting power with respect to any transferred Subject Securities, (ii) with respect to such Stockholder’s Company Option Awards which expire (x) on or prior to the termination of the Merger Agreement or (y) prior to the Effective Time, Transfers to the Company or cancellations, of the underlying shares of Company Common Stock (A) in payment of the exercise price of such Stockholder’s Company Options Awards and (B) in order to satisfy taxes applicable to the exercise of such Stockholder’s Company Option Awards, (iii) with respect to such Stockholder’s Company RSU Awards or Company PSU Awards, as applicable, Transfers to the Company or cancellations, of the underlying shares of Company Common Stock for the net settlement of such Company RSU Awards or Company PSU Awards in order to satisfy any tax withholding obligation, (iv) Transfers of Subject Securities to (x) any controlled Affiliate of such Stockholder, so long as such Stockholder or the trustee of any trust established by such Stockholder maintains full voting power with respect to any transferred Subject Securities or (y) any private equity fund advised by Madison Dearborn Partners, LLC that owns equity interests in such Stockholder, and (v) pledges of Subject Securities as security pursuant to a margin loan or swap/hedge in the ordinary course of business solely if the Stockholders retain their right to vote all of the Subject Securities subject to those arrangements in accordance with the provisions of this Agreement, and in each case of the foregoing clauses (i) through (v), so long as (I) any such transferee or pledgee shall agree and deliver to Parent and Merger Sub in writing a joinder in form and substance reasonably satisfactory to Parent and Merger Sub pursuant to which such transferee agrees to be bound by and comply with this Agreement at least two (2) Business Days prior to the consummation of any such transfer; and (II) such Transfer is otherwise permitted pursuant to the Company Charter, Company Bylaws, OpCo LLC Agreement and Applicable Law. Notwithstanding any provision of this Agreement to the contrary, (i) each Stockholder shall remain responsible for any breach of this Agreement by any permitted transferee and (ii) Transfers of the equity of the Stockholder or the equity of any of its direct or indirect equityholders (including purchases or acquisitions by the Stockholder of its own equity from current or former officers, directors, managers or employees of the Stockholder or its Affiliates or the Company or its Subsidiaries) shall not be considered a Transfer of Shares that is prohibited hereunder. During the term of this Agreement, the Company will not register or otherwise recognize the transfer (book-entry or otherwise) of any Subject Securities or any certificate or uncertificated interest representing any of such Stockholder’s Subject Securities, except as permitted by, and in accordance with, this Section 2.

3.    Agreement to Vote Securities, Exchange of Paired Interests; Proxy.

(a)    Agreement to Vote and Approve. Each Stockholder irrevocably and unconditionally agrees until the Support Termination Date, at any annual and/or special meeting of the Company called with respect to the following matters, and at every adjournment or postponement thereof, and on every action or approval of the Company stockholders with respect to any of the following matters, to appear or cause the holder of record to appear at the meeting or otherwise cause the Subject Securities to be present thereat for purposes of establishing a quorum and vote or cause the holder of record to vote the Subject Securities (in each case including via proxy or written consent): (i) in favor of (A) the approval and adoption of the Merger Agreement and any transactions contemplated by the Merger Agreement, and (B) any proposal effected pursuant to the Merger Agreement to adjourn or postpone such meeting of stockholders of the Company to a later date; and (ii) against (A) any action, proposal, transaction, or agreement that would reasonably be expected to impede, interfere with, delay, discourage, adversely affect, or inhibit the adoption of the Merger Agreement or the timely consummation of the Merger or the fulfillment of the Company’s, Parent’s or Merger Sub’s conditions to Closing under the Merger Agreement or result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement or of a Stockholder contained in this Agreement, (B) any Acquisition Proposal or any action with the intention to further any Acquisition Proposal, and (C) any reorganization, dissolution, liquidation, winding up or similar extraordinary transaction involving the Company or OpCo LLC (except as contemplated by the Merger Agreement). Any written consent shall be given in accordance with such procedures relating thereto so as to ensure that it is duly counted for purposes of recording the results of such consent.

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(b)    Proxy Voting. Prior to the Support Termination Date, each Stockholder shall execute and deliver (or cause the holders of record of the Subject Securities to execute and deliver), within eight (8) Business Days of receipt, any proxy card or voting instructions it receives that is sent by the Company to its stockholders soliciting proxies with respect to any matter described in Section 3(a) which shall be voted in the manner described in Section 3(a).

(c)    Exchange of Paired Interests. Each Stockholder irrevocably and unconditionally agrees: (i) that the Merger is a Disposition Event (as defined in the Exchange Agreement) that has been approved by the Company Board; (ii) that such Stockholder’s execution of this Agreement constitutes such Stockholder’s delivery of a Paired Interest Exchange Notice (as defined in the Exchange Agreement), effecting, automatically and without further action on the part of any Party, an exchange of all of the Stockholder’s Paired Interests in accordance with the terms of Section 2.04(a) and Section 2.01(f)(i) of the Exchange Agreement, and that such exchange shall be effective immediately prior to and conditioned upon the Closing (and prior to the Support Termination Date, such Stockholder shall not, and hereby waives any right to, withdraw such Paired Interest Exchange Notice pursuant to Section 2.01(f)(i)), following which the shares of Class A Common Stock issued upon such exchange will be converted into the right to receive the Merger Consideration pursuant to, and in accordance with the terms of, the Merger Agreement; (iii) during the term of this Agreement until the Support Termination Date, not to knowingly take any action that would reasonably be expected to impede, interfere with, delay, discourage, adversely affect, or inhibit the exchange of the Paired Interests in accordance with the terms of Section 2.04(a) of the Exchange Agreement as contemplated by this Agreement or deliver any Paired Interest Exchange Notice (as defined in the Exchange Agreement), except as contemplated by the foregoing clause (ii); and (iv) not to request, and hereby irrevocably and unconditionally waives, any rights to have any Company Stock delivered pursuant to an effective registration statement under the Securities Act.

4.    Directors and Officers. Notwithstanding any provision of this Agreement to the contrary, each Stockholder is entering into this Agreement solely in such Stockholder’s capacity as a holder of the Subject Securities and not in such Stockholder’s capacity as a director, officer or employee of the Company or any of its Subsidiaries. For the avoidance of doubt, notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall (or shall require any Stockholder or any partner, officer, employee or Affiliate of Stockholder to attempt to) limit or restrict any actions or omissions of a director, officer or employee of the Company or any of its Subsidiaries (solely taken in his or her capacity as such), including, without limitation, in the exercise of his or her fiduciary duties as a director, officer or employee of the Company or any of its Subsidiaries or prevent or be construed to create any obligation on the part of any director, officer or employee of the Company or any of its Subsidiaries from taking any action solely in his or her capacity as such director, officer or employee and no action taken solely in his or her capacity as such director, officer or employee shall be deemed to constitute a breach of this Agreement.

5.    No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent, Merger Sub or the Company any direct or indirect ownership or incidence of ownership of or with respect to any Subject Securities or to create or form a “group” for purposes of the Exchange Act. All rights, ownership and economic benefits of and relating to the Subject Securities shall remain vested in and belong to the Stockholders, and neither Parent nor Merger Sub shall have the authority by virtue of this Agreement or the transactions to be consummated pursuant hereto to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct the Stockholders in the voting of any of the Subject Securities to the extent such Subject Securities are entitled to be voted, except as otherwise expressly provided herein.

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6.    No Exercise of Appraisal Rights; Waiver of Certain Actions. Such Stockholder irrevocably waives and agrees not to exercise any appraisal rights or dissenters’ rights pursuant to Section 262 of the Delaware Law or otherwise in respect of such Stockholder’s Subject Securities that may arise in connection with the Merger.

7.    Documentation and Information. Such Stockholder shall not make any public announcement regarding this Agreement and the transactions contemplated hereby without the prior written consent of Parent and the Company (such consent not to be unreasonably withheld, conditioned or delayed), except as may be required by Applicable Law. In the event such Stockholder amends their Schedule 13D or Schedule 13G filed with the SEC to disclose this Agreement, such Stockholder shall provide a draft of such amendment to Parent and Merger Sub and consider any reasonable comments in good faith prior to such filing. Such Stockholder consents to and hereby authorizes the Company, Parent and Merger Sub or their respective Affiliates to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that the Company, Parent or Merger Sub or their Affiliates reasonably determines to be necessary in connection with the Merger Agreement, the Merger and any of the other transactions contemplated by this Agreement or the Merger Agreement, in each case regarding such Stockholder’s identity and ownership of the Subject Securities, the existence of this Agreement, the nature of such Stockholder’s commitments and obligations under this Agreement and the Merger Agreement and any other information that Parent or the Company reasonably determines is required to be disclosed by Applicable Law, and such Stockholder acknowledges that Parent, Merger Sub and the Company, in Parent’s or the Company’s sole discretion, as applicable, may file this Agreement or a form hereof with the SEC or any other Governmental Authority. Such Stockholder agrees to promptly give Parent and the Company any information they may reasonably request for the preparation of any such disclosure documents. Nothing set forth herein shall limit any disclosure by any Stockholder to its or its Affiliates’ general or limited partners or its, its Affiliates’ or their respective general or limited partners’ partners, officers, directors, employees, Affiliates, investment bankers, attorneys, accountants or other advisors or representatives, in each case, on a confidential basis.

8.    Acquisition Proposals. Each Stockholder agrees that it will not (and will cause its controlled Affiliates not to), directly or indirectly, and will not (and to cause its controlled Affiliates not to) authorize, instruct or knowingly permit any investment banker, attorney or other advisor or other Representative to act on such Stockholder’s behalf to take any action that the Company or its Representatives are prohibited from taking pursuant to Section 6.03 of the Merger Agreement; provided, that to the extent that the Company is expressly permitted to take any action or not prohibited from taking any action pursuant to Section 6.03 of the Merger Agreement, each Stockholder and its investment bankers, attorneys and other advisors and other Representatives also shall be so permitted or not prohibited.

9.    Representations and Warranties of the Stockholders. Each Stockholder hereby severally and not jointly represents and warrants to Parent, Merger Sub and the Company as follows:

(a)    Power; Binding Agreement. Such Stockholder has full power and authority to execute and deliver this Agreement, to perform such Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby. Such Stockholder is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation (except to the extent the “good standing” concept is not applicable in any relevant jurisdiction). The execution and delivery by such Stockholder of this Agreement, the performance by such Stockholder of his, her or its obligations hereunder and the consummation by such Stockholder of the transactions contemplated hereby have been duly and validly authorized by such Stockholder and no other actions or proceedings on the part of such Stockholder are

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necessary to authorize the execution and delivery by such Stockholder of this Agreement, the performance by such Stockholder of its obligations hereunder or the consummation by such Stockholder of the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Stockholder, and, assuming this Agreement constitutes a valid and binding obligation of Parent, Merger Sub and the Company, constitutes a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to: (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of law governing specific performance and other equitable remedies.

(b)    No Conflicts. Except for filings under the Exchange Act, no filing with, and no Permit, authorization, consent, or approval of, any Governmental Authority is necessary for the execution and delivery by such Stockholder of this Agreement, the performance by such Stockholder of its obligations hereunder and the consummation by such Stockholder of the transactions contemplated hereby. None of the execution and delivery by such Stockholder of this Agreement, the performance by such Stockholder of its obligations hereunder or the consummation by the Stockholder of the transactions contemplated hereby will (i) violate, contravene, conflict with or result in any breach of any organizational documents applicable to such Stockholder; (ii) result in (with or without notice or lapse of time or both) a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, commitment, arrangement, understanding or other agreement to which such Stockholder is a party or by which such Stockholder or any of such Stockholder’s properties or assets may be bound; (iii) result (with or without notice or lapse of time or both) in the creation or imposition of any Lien of any kind on the Subject Securities or any asset of such Stockholder (other than a Permitted Lien); or (iv) violate any Order, writ, injunction, decree, judgment, order, statute, rule, or regulation or laws applicable to such Stockholder or any of such Stockholder’s properties or assets, except, in the case of clauses (ii), (iii) and (iv), for such occurrences which would not, individually or in the aggregate, adversely affect or prevent or materially delay or materially impair in any material respect the ability of such Stockholder to perform its obligations hereunder.

(c)    Ownership of Company Stock and Paired Interests. Such Stockholder is the sole beneficial owner of the number of shares of each class and series of Company Stock, Common Units, Company Equity Awards and other capital stock or voting or equity securities of the Company or OpCo LLC set forth opposite such Stockholder’s name on Schedule A, all of which are free and clear of any Liens (other than those (i) created by this Agreement or (ii) arising under applicable securities laws); and (ii) does not own, beneficially or otherwise, any Company Securities or Subsidiary Securities (including any Company Equity Awards) other than those described in the preceding clause (i). As of the date hereof, such Stockholder has not entered into any agreement to Transfer such Subject Securities. Such Stockholder is as of the date of this Agreement and, with respect to any Subject Securities acquired after the date of this Agreement, will be as of the date of such acquisition, the beneficial owner of such Subject Securities, and has (or will have) good and marketable title free and clear of any and all Liens (other than those (i) created by this Agreement or (ii) arising under applicable securities laws).

(d)    Voting and Disposition Power. Such Stockholder has full and sole voting power with respect to the Subject Securities and full and sole power of disposition, full and sole power to issue instructions with respect to the matters set forth herein and full and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Subject Securities. None of the Subject Securities are subject to any stockholders’ agreement, proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Securities.

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(e)    Reliance. Such Stockholder has been represented by or had the opportunity to be represented by independent counsel of its own choosing and has had the right and opportunity to consult with its attorney, and to the extent, if any, that such Stockholder desired, such Stockholder availed itself of such right and opportunity and such Stockholder is competent to execute this Agreement and has executed this Agreement free from coercion, duress or undue influence. Such Stockholder understands and acknowledges that the Company, Parent and Merger Sub are entering into the Merger Agreement in reliance upon the Stockholder’s execution, delivery and performance of this Agreement and the representations and warranties of such Stockholder contained herein.

(f)    Absence of Litigation. With respect to such Stockholder, as of the date hereof, there is no action, suit, Claim, proceeding, charge, arbitration or investigation pending against, or, to the knowledge of such Stockholder, threatened in writing against such Stockholder or any of such Stockholder’s properties or assets (including the Subject Securities) that would reasonably be expected to prevent or materially delay or materially impair the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise materially impair such Stockholder’s ability to perform its obligations hereunder.

(g)    Brokers. No broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage, finder’s, financial advisor’s or other similar fee or commission to be paid by the Company or its Subsidiaries in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder.

10.    Representations and Warranties of Parent and Merger Sub. Parent and Merger Sub represent and warrant to the Stockholders as follows:

(a)    Power; Binding Agreement. Each of Parent and Merger Sub has full power and authority to execute and deliver this Agreement, to perform its respective obligations hereunder and to consummate the transactions contemplated hereby. Each of Parent and Merger Sub is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation (except to the extent the “good standing” concept is not applicable in any relevant jurisdiction). The execution and delivery by Parent and Merger Sub of this Agreement, the performance by each of Parent and Merger Sub of its respective obligations hereunder and the consummation by Parent and Merger Sub of the transactions contemplated hereby have been duly and validly authorized by each of Parent and Merger Sub and no other actions or proceedings on the part of Parent or Merger Sub are necessary to authorize the execution and delivery by Parent or Merger Sub of this Agreement, the performance by either Parent or Merger Sub of its respective obligations hereunder or the consummation by Parent or Merger Sub of the transactions contemplated hereby. This Agreement has been duly executed and delivered by each of Parent and Merger Sub, and, assuming this Agreement constitutes a valid and binding obligation of the Stockholders and the Company, constitutes a valid and binding obligation of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to: (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of law governing specific performance and other equitable remedies.

(b)    No Conflicts. Except for filings under the Exchange Act, no filing with, and no permit, authorization, consent, or approval of, any Governmental Authority is necessary for the execution and delivery by Parent or Merger Sub of this Agreement, the performance by each of Parent or Merger Sub of its respective obligations hereunder and the consummation by Parent or Merger Sub of the transactions contemplated hereby. None of the execution and delivery by Parent or Merger Sub of this Agreement, the performance by each of Parent or Merger Sub of its respective obligations hereunder or the consummation by Parent or Merger Sub of the transactions contemplated hereby will (i) violate, contravene, conflict with or result in any breach of any organizational documents applicable to Parent or Merger Sub; (ii) result in

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(with or without notice or lapse of time or both) a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, commitment, arrangement, understanding or other agreement to which Parent or Merger Sub is a party or by which Parent or Merger Sub or any of Parent’s or Merger Sub’s properties or assets may be bound; or (iii) violate any Order, writ, injunction, decree, judgment, order, statute, rule, or regulation or laws applicable to Parent or Merger Sub or any of Parent’s or Merger Sub’s properties or assets, except, in the case of clauses (ii) and (iii), for such occurrences which would not, individually or in the aggregate, adversely affect or prevent or materially delay or materially impair in any material respect the ability of each of Parent or Merger Sub to perform its respective obligations hereunder.

11.    Representations and Warranties of the Company. The Company represents and warrants to the Stockholders as follows:

(a)    Power; Binding Agreement. The Company has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The Company is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation (except to the extent the “good standing” concept is not applicable in such jurisdiction). The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by the Company and no other actions or proceedings on the part of the Company are necessary to authorize the execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder or the consummation by the Company of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company, and, assuming this Agreement constitutes a valid and binding obligation of the Stockholders and Parent, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to: (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of law governing specific performance and other equitable remedies.

(b)    No Conflicts. Except for filings under the Exchange Act, no filing with, and no permit, authorization, consent, or approval of, any Governmental Authority is necessary for the execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder and the consummation by the Company of the transactions contemplated hereby. None of the execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder or the consummation by the Company of the transactions contemplated hereby will (i) violate, contravene, conflict with or result in any breach of any organizational documents applicable to the Company; (ii) result (with or without notice or lapse of time or both) in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, commitment, arrangement, understanding or other agreement to which the Company is a party or by which the Company or any of the Company’s properties or assets may be bound; or (iii) violate any Order, writ, injunction, decree, judgment, order, statute, rule, or regulation or law applicable to the Company or any of the Company’s properties or assets, except, in the case of clauses (ii) and (iii), for such occurrences which would not, individually or in the aggregate, adversely affect or prevent or materially delay or materially impair in any material respect the ability of the Company to perform its obligations hereunder.

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12.    Further Assurances. Subject to the terms and conditions of this Agreement, each Party shall use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary to fulfill such Party’s obligations under this Agreement.

13.    Termination.

(a)    Subject to Section 13(c), this Agreement shall automatically and immediately terminate as of the Support Termination Date, without the need for any further action on the part of (or notice to) any Party or other Person.

(b)    Subject to Section 13(c), following the termination of this Agreement, all obligations of each of the Parties under this Agreement will terminate, without any liability or other obligation on the part of any Party to any Person in respect of this Agreement or the obligations hereunder, and no Party shall have any Claim against another Party (and no Person shall have any rights against another Party hereto), whether under contract, tort or otherwise, with respect to this Agreement or the obligations under this Agreement. Notwithstanding the foregoing, nothing in this Agreement or any termination of this Agreement shall relieve any Party from liability from any Willful and Material Breach of this Agreement prior to such termination; provided, that in the event the Effective Time shall have occurred, no Stockholder shall have any liability or other obligation hereunder whatsoever, including with respect to any Willful and Material Breach occurring prior thereto (other than any breach of Stockholder’s covenant in Section 6 and Section 14).

(c)    Section 6, Section 13(b), Section 14, Section 15, and Section 16 shall survive the termination of this Agreement, and shall continue to apply to and bind each Party hereto in accordance with their terms upon and following termination of the rights and obligations of a party to this Agreement.

14.    Expenses. All fees and expenses incurred in connection with the negotiation and execution of this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such fees and expenses, whether or not the Merger or the transactions contemplated by this Agreement are consummated.

15.    Related Party Agreements. Each Stockholder acknowledges and agrees that the Contracts set forth on Schedule B hereto will be terminated, without any further rights, privileges, liabilities or obligations of any kind or nature whatsoever applicable to any of the parties thereto (or, for those Contracts that cannot be terminated, acknowledges and agrees to waive all rights, privileges, liabilities or obligations of any kind or nature whatsoever applicable to any of the parties thereto that are a Party to this Agreement), effective and conditioned upon the occurrence of the Effective Time (excluding, for the avoidance of doubt, (i) any confidentiality or similar obligations applicable to such Stockholder or its Affiliates thereunder and (ii) any indemnification or contribution obligations in favor of such Stockholder or its Affiliates or any of their respective officers, directors or employees thereunder that survives any such termination in accordance with its terms, in each case of clauses (i) and (ii), which shall survive such termination in accordance with its terms).

16.    Miscellaneous Provisions.

(a)    Amendment and Waivers. Any provision of this Agreement may be amended or waived at any time prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each Party to this Agreement or, in the case of a waiver, by each Party against whom the waiver is to be effective. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.

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(b)    Entire Agreement. This Agreement, the Merger Agreement (including any exhibits hereto), the Exchange Agreement and other agreements among the Parties as contemplated by or referred to herein and therein constitute the entire agreement among the Parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, among the Parties with respect to the subject matter hereof.

(c)    Governing Law. This Agreement and all Claims and causes of action hereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such State.

(d)    Consent to Jurisdiction. Each of the Parties irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware for the purposes of any suit, action or other proceeding arising out of or related to this Agreement, the other agreements contemplated hereby or any transaction contemplated hereby (or, solely if the Court of Chancery of the State of Delaware declines to accept jurisdiction over any such suit, action or other proceeding, any state or federal court within the State of Delaware) (the “Chosen Court”). Each of the Parties agrees to commence any action, suit or proceeding relating hereto in the applicable Chosen Court pursuant to the immediately preceding sentence. Each of the Parties irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in the applicable Chosen Court, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each of the Parties irrevocably waives any objections or immunities to jurisdiction to which it may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or relating to this Agreement or the transactions contemplated hereby which is instituted in any such court. Notwithstanding the foregoing, the Parties agree that a final trial court judgment in any such suit, action or other proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law; provided, however, that nothing in the foregoing shall restrict any Party’s rights to seek any post-judgment relief regarding, or any appeal from, such final trial court judgment. Each of the Parties agrees that service of process, summons, notice or document by registered mail addressed to it at the addresses set forth in Section 16(g) shall be effective service of process for any suit, action or proceeding brought in any such court.

(E)    WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE MERGER, OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(f)    Specific Performance. The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the Parties do not perform their obligations under the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that the Parties shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the courts described in Section 16(d) without proof of damages, this being in addition to any other remedy to which they are entitled under this Agreement and any other agreement executed in connection herewith, at law or in equity, and the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right, the Parties would not have entered into this Agreement. Each of the

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Parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that the other Parties have an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or in equity. The Parties acknowledge and agree that any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 16(f) shall not be required to provide any bond or other security in connection with any such order or injunction.

(g)    Notices. All notices, requests and other communications to any Party hereunder shall be in writing (including email (provided, that such email states that it is a notice delivered pursuant to this Section 16(g))) and shall be given, if to Parent or Merger Sub, to:

Global Payments Inc.

3550 Lenox Road

Atlanta, Georgia 30326

Attention:	David Green
Email:	[*****]

with a copy to (which shall not constitute notice):

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, NY 10019

Attention:	Jacob A. Kling
Email:	JAKling@wlrk.com

if to the Company, to:

EVO Payments, Inc.

Ten Glenlake Parkway

South Tower, Suite 950

Atlanta, Georgia 30328

Attention:	Kelli E. Sterrett
Email:	[*****]

with a copy to (which shall not constitute notice):

King & Spalding LLP

1180 Peachtree Street NE

Atlanta, Georgia 30309

Attention:	Keith Townsend
Zach Cochran
Robert Leclerc
Email:	KTownsend@KSLAW.com
ZCochran@KSLAW.com
RLeclerc@KSLAW.com

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if to Stockholder, to:

Ten Glenlake Parkway

South Tower, Suite 950

Atlanta, Georgia 30328

Attention:	James G. Kelley
Email:	[*****]

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP

300 North LaSalle

Chicago, IL 60654

Attention:	Richard J. Campbell, P.C.
Email:	rcampbell@kirkland.com

and

Kirkland & Ellis LLP

601 Lexington Ave.

New York City, New York 10022

Attention:	Rachael G. Coffey, P.C.
Email:	rachael.coffey@kirkland.com

or to such other address or email address as such party may hereafter specify for the purpose by notice to the other Parties. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.

(h)    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such a determination, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(i)    Construction. The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Sections are to Sections of this Agreement unless otherwise specified. The definition of terms herein shall apply equally to the singular and the plural. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The word “shall” shall be construed to have the same meaning as the word “will”. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. The word “extent” in the phrase “to the extent” means the degree to which a subject or thing extends, and such shall not mean simply “if”. The word “or” shall not be exclusive. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. Unless otherwise specified, references to any statute or law or any provision thereof shall be deemed to refer to such same as amended from time to time and to any rules or regulations promulgated

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thereunder. References to any agreement or Contract are to that agreement or Contract as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted. The phrase “date hereof” or “date of this Agreement” shall be deemed to refer to the date set forth in the preamble of this Agreement. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. The measure of a period of one (1) month or year for purposes of this Agreement will be the date of the following month or year corresponding to the starting date; and, if no corresponding date exists, then the end date of such period being measured will be the next actual date of the following month or year (for example, one (1) month following February 18 is March 18 and one (1) month following March 31 is May 1). References to “law”, “laws” or to a particular statute or law shall be deemed also to include any Applicable Law. Any references in this Agreement to “dollars” or “$” shall be to U.S. dollars. The terms “beneficially own,” “beneficially owned” and “beneficial owner” shall each have a correlative meaning.

(j)    Assignment. No party may assign, delegate or otherwise transfer, by operation of law or otherwise, any of its rights or obligations under this Agreement without the consent of each other party hereto; provided, that Parent or Merger Sub may assign this Agreement to any of its Affiliates in connection with the consummation of the Transactions (provided such assignment is in connection with an assignment of the Merger Agreement to the same Affiliate). No assignment by any Party shall relieve such Party of any of its obligations hereunder. Any purported assignment of this Agreement without the consent required by this Section 16(j) is null and void.

(k)    Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each Party shall have received a counterpart hereof signed by all of the other Parties hereto. Until and unless each Party has received a counterpart hereof signed by the other Parties, this Agreement shall have no effect and no Party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). Delivery of an executed counterpart of a signature page to this Agreement by “.pdf” format, scanned pages or electronic signature such as DocuSign shall be effective as delivery of a manually executed counterpart to this Agreement.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed to be effective as of the date first above written.

PARENT:

GLOBAL PAYMENTS INC.

By:	/s/ David L. Green
Name:	David L. Green
Title:	Senior Executive Vice President, General Counsel and Corporate Secretary

MERGER SUB:

FALCON MERGER SUB INC.

By:	/s/ David L. Green
Name:	David L. Green
Title:	President, Treasurer and Secretary

COMPANY:

EVO PAYMENTS, INC.

By:	/s/ James G. Kelly
Name:	James G. Kelly
Title:	Chief Executive Officer

[Signature Page to Voting and Support Agreement]

STOCKHOLDERS:

JAMES G. KELLY GRANTOR TRUST DATED JANUARY 12, 2012

By:	/s/ John Kelly
Name:	John Kelly
Title:	Trustee

/s/ James G. Kelly
James G. Kelly

[Signature Page to Voting and Support Agreement]

Schedule A

[*****]

Schedule B

[*****]

Exhibit 10.2

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of August 1, 2022 by and among Global Payments Inc., a Georgia corporation (“Parent”), Falcon Merger Sub Inc., a Delaware corporation and wholly owned Subsidiary of Parent (“Merger Sub”), EVO Payments, Inc., a Delaware corporation (the “Company”) and each of the undersigned stockholders of the Company (the “Stockholders” and together with Parent, Merger Sub, and the Company, each a “Party” and, together, the “Parties”). Capitalized terms used but not defined herein have the meanings ascribed to such terms as set forth in the Merger Agreement (defined below).

RECITALS

WHEREAS, concurrently with the execution of this Agreement, Parent, Merger Sub and the Company are entering into an Agreement and Plan of Merger (as the same may be amended from time to time, the “Merger Agreement”), providing for, among other things, the acquisition of the Company by Parent, by means of a merger (the “Merger”) of Merger Sub with and into the Company pursuant to the terms and conditions of the Merger Agreement;

WHEREAS, each Stockholder is, as of the date hereof, the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which meaning will apply for all purposes of this Agreement; provided, that all options, warrants, restricted stock units and other convertible securities are included even if not exercisable within sixty (60) days of the date hereof) of the number of shares of Company Stock and the number of Common Units, in each case, as set forth opposite the name of such Stockholder on Schedule A hereto; and

WHEREAS, as a condition to their willingness to enter into the Merger Agreement, Parent and Merger Sub have required the Stockholders, and in order to induce Parent and Merger Sub to enter into the Merger Agreement, each Stockholder (solely in the Stockholder’s capacity as the beneficial owner of the Subject Securities) has agreed to make certain representations, warranties, covenants, and agreements as set forth in this Agreement with respect to the Subject Securities.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, and agreements set forth below and for other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

1.    Certain Definitions. For purposes of this Agreement, the following terms shall have the following respective meanings:

(a)    “Class A Common Stock” means the Class A common stock, par value $0.0001 per share, of the Company.

(b)    “Class B Common Stock” means the Class B common stock, par value $0.0001 per share, of the Company.

(c)    “Class C Common Stock” means the Class C common stock, par value $0.0001 per share, of the Company.

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(d)    “Class D Common Stock” means the Class D common stock, par value $0.0001 per share, of the Company.

(e)    “Common Unit” has the meaning ascribed to such term in the OpCo LLC Agreement.

(f)    “Company Common Stock” means the Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock.

(g)    “Company Stock” means the Preferred Stock and Company Common Stock.

(h)    “Exchange Agreement” means that certain Exchange Agreement, dated as of May 22, 2018 by and among the Company, EVO Investco, LLC and the holders of Company Common Stock and other Persons party thereto, as amended on November 5, 2018 and as it may be further amended, supplemented or otherwise modified as of the date hereof.

(i)    “Lien” means any lien, encumbrance, hypothecation, adverse claim, charge, mortgage, security interest, pledge or option, proxy, right of first refusal or first offer, preemptive right, deed of trust, servitude, voting trust, transfer restriction or any other similar restriction.

(j)    “OpCo LLC Agreement” means that certain Second Amended and Restated Limited Liability Company Agreement of EVO Investco, LLC, dated as of May 22, 2018 as amended on April 21, 2020 and as further amended, supplemented or otherwise modified as of the date hereof.

(k)    “Paired Interests” has the meaning ascribed to such term in the Exchange Agreement.

(l)    “Permitted Lien” means any (i) Lien arising under this Agreement and (ii) any applicable restrictions on transfer under the Securities Act of 1933.

(m)    “Preferred Stock” means the shares of preferred stock, par value $0.0001 per share, of the Company, including the Series A Convertible Preferred Stock.

(n)    “Series A Convertible Preferred Stock” means the Series A Convertible Preferred Stock, par value $0.0001 per share, of the Company.

(o)    “Subject Securities” means with respect to each Stockholder, (i) all Company Stock and Common Units set forth opposite such Stockholder’s name on Schedule A to this Agreement, and (ii) all additional Company Stock, Common Units or other capital stock or voting or equity securities of the Company or OpCo LLC of which such Stockholder or its Affiliates acquires record or beneficial ownership during the period from the date of this Agreement through and including the Support Termination Date (including by way of stock dividend or distribution, split-up, recapitalization, combination, vesting of, settlement or exercise of or exchange of Company Stock, Paired Interests, Company Equity Awards or other conversion or exercise of any convertible or derivative securities).

(p)    “Support Termination Date” means the earliest to occur of (i) the Effective Time of the Merger; (ii) the date on which the Merger Agreement is validly terminated pursuant to Article 10 in accordance with its terms; (iii) the termination of this Agreement by mutual written consent of the Parties, or (iv) the date of any modification, waiver or amendment to any provision of the Merger Agreement effected without each Stockholder’s consent that (x) decreases the amount or changes the form, of Merger Consideration or (y) extends the End Date (other than in accordance with Section 10.01(b)(i) of the Merger Agreement).

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(q)    “Transfer” A Person shall be deemed to have effected a “Transfer” of a Subject Security if such Person, directly or indirectly, in whole or in part, whether or not for value and whether voluntary or involuntary, (i) sells, pledges, creates a Lien with respect to (other than those (i) created by this Agreement or (ii) arising under applicable securities laws), assigns, exchanges, grants an option with respect to, transfers, gifts, distributes, dividends, disposes of (by merger, by testamentary disposition, by operation of law or otherwise) or enters into any derivative or hedging arrangement with respect to such Subject Security or any interest therein, whether or not for value, (ii) enters into an agreement, swap, arrangement, understanding or commitment providing for the sale, pledge, creation of a Lien (other than those (i) created by this Agreement or (ii) arising under applicable securities laws), assignment, exchange, transfer, gift, disposition of or any derivative or hedging arrangement with respect to, or grant of an option with respect to, such Subject Security or any interest therein, (iii) deposits (or permits the deposit of) a Subject Security in a voting trust, or grants any proxy or power of attorney or enters into any voting agreement, arrangement, understanding or commitment with respect to any Subject Security (other than this Agreement) or (iv) agrees or commits (whether or not in writing) to take any of the actions referred to in the foregoing clauses (i), (ii) or (iii).

(r)    “Willful and Material Breach” means a material breach of, or a material failure to perform, any covenant, representation, warranty or agreement set forth in this Agreement, in each case that is a consequence of an act undertaken by the breaching party or the failure by the breaching party to take an act it is required to take under this Agreement, with the actual knowledge that the taking of or failure to take such act would, or would be reasonably expected to, result in, constitute or cause a breach of this Agreement.

2.    Transfer of Subject Securities.

(a)    Transfer Restrictions and Transfer of Voting Rights. Except as expressly contemplated by this Agreement or the Merger Agreement, prior to the Support Termination Date, each Stockholder shall not, and shall cause each of its controlled Affiliates not to, (i) Transfer (or permit or cause the Transfer of) any of such Stockholder’s Subject Securities or (ii) deposit (or permit the deposit of) any of such Stockholder’s Subject Securities in a voting trust, or grant any proxy or power of attorney or enter into any voting agreement with respect to any of such Stockholder’s Subject Securities. Any action taken in violation of the foregoing sentence shall be null and void ab initio and such Stockholder agrees that any such prohibited action may and should be enjoined. If any involuntary Transfer of any Subject Securities shall occur (including, but not limited to, a sale by Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees from the Stockholder (“Direct Transferees”) and any and all transferees (“Indirect Transferees”) of any Direct Transferee or any other Indirect Transferee) shall take and hold such Subject Securities subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until terminated in accordance with the terms hereof, and, as used herein (other than in Section 9 or where the context suggests otherwise), the term “Stockholder” shall include such Direct Transferees and Indirect Transferees. At all times commencing with the execution and delivery of this Agreement and continuing until the Support Termination Date, in furtherance of this Agreement, each Stockholder hereby authorizes the Company to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Subject Securities (and that this Agreement places limits on the voting and transfer of such Subject Securities).

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(b)    Exceptions. Notwithstanding the foregoing, each Stockholder may make (i) Transfers of Subject Securities by will or for bona fide estate planning purposes so long as such Stockholder \or the trustee of any trust established by such Stockholder maintains full voting power with respect to any transferred Subject Securities, (ii) with respect to such Stockholder’s Company Option Awards which expire (x) on or prior to the termination of the Merger Agreement or (y) prior to the Effective Time, Transfers to the Company or cancellations, of the underlying shares of Company Common Stock (A) in payment of the exercise price of such Stockholder’s Company Options Awards and (B) in order to satisfy taxes applicable to the exercise of such Stockholder’s Company Option Awards, (iii) with respect to such Stockholder’s Company RSU Awards or Company PSU Awards, as applicable, Transfers to the Company or cancellations, of the underlying shares of Company Common Stock for the net settlement of such Company RSU Awards or Company PSU Awards in order to satisfy any tax withholding obligation, (iv) Transfers of Subject Securities to (x) any controlled Affiliate of such Stockholder, so long as such Stockholder or the trustee of any trust established by such Stockholder maintains full voting power with respect to any transferred Subject Securities or (y) any private equity fund advised by Madison Dearborn Partners, LLC that owns equity interests in such Stockholder, and (v) pledges of Subject Securities as security pursuant to a margin loan or swap/hedge in the ordinary course of business solely if the Stockholders retain their right to vote all of the Subject Securities subject to those arrangements in accordance with the provisions of this Agreement, and in each case of the foregoing clauses (i) through (v), so long as (I) any such transferee or pledgee shall agree and deliver to Parent and Merger Sub in writing a joinder in form and substance reasonably satisfactory to Parent and Merger Sub pursuant to which such transferee agrees to be bound by and comply with this Agreement at least two (2) Business Days prior to the consummation of any such transfer; and (II) such Transfer is otherwise permitted pursuant to the Company Charter, Company Bylaws, OpCo LLC Agreement and Applicable Law. Notwithstanding any provision of this Agreement to the contrary, (i) each Stockholder shall remain responsible for any breach of this Agreement by any permitted transferee and (ii) Transfers of the equity of the Stockholder or the equity of any of its direct or indirect equityholders (including purchases or acquisitions by the Stockholder of its own equity from current or former officers, directors, managers or employees of the Stockholder or its Affiliates or the Company or its Subsidiaries) shall not be considered a Transfer of Shares that is prohibited hereunder. During the term of this Agreement, the Company will not register or otherwise recognize the transfer (book-entry or otherwise) of any Subject Securities or any certificate or uncertificated interest representing any of such Stockholder’s Subject Securities, except as permitted by, and in accordance with, this Section 2.

3.    Agreement to Vote Securities, Exchange of Paired Interests and Conversion of Series A Convertible Preferred Stock; Proxy.

(a)    Agreement to Vote and Approve. Each Stockholder irrevocably and unconditionally agrees until the Support Termination Date, at any annual and/or special meeting of the Company called with respect to the following matters, and at every adjournment or postponement thereof, and on every action or approval of the Company stockholders with respect to any of the following matters, to appear or cause the holder of record to appear at the meeting or otherwise cause the Subject Securities to be present thereat for purposes of establishing a quorum and vote or cause the holder of record to vote the Subject Securities (in each case including via proxy or written consent): (i) in favor of (A) the approval and adoption of the Merger Agreement and any transactions contemplated by the Merger Agreement, and (B) any proposal effected pursuant to the Merger Agreement to adjourn or postpone such meeting of stockholders of the Company to a later date; and (ii) against (A) any action, proposal, transaction, or agreement that would reasonably be expected to impede, interfere with, delay, discourage, adversely affect, or inhibit the adoption of the Merger Agreement or the timely consummation of the Merger or the fulfillment of the Company’s, Parent’s or Merger Sub’s conditions to Closing under the Merger Agreement or result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement or of a Stockholder contained in this Agreement, (B) any Acquisition Proposal or any action with the intention to further any Acquisition Proposal, and (C) any reorganization, dissolution, liquidation, winding up or similar extraordinary transaction involving the

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Company or OpCo LLC (except as contemplated by the Merger Agreement). Any written consent shall be given in accordance with such procedures relating thereto so as to ensure that it is duly counted for purposes of recording the results of such consent.

(b)    Proxy Voting. Prior to the Support Termination Date, each Stockholder shall execute and deliver (or cause the holders of record of the Subject Securities to execute and deliver), within eight (8) Business Days of receipt, any proxy card or voting instructions it receives that is sent by the Company to its stockholders soliciting proxies with respect to any matter described in Section 3(a) which shall be voted in the manner described in Section 3(a).

(c)    Exchange of Paired Interests. Each Stockholder irrevocably and unconditionally agrees: (i) that the Merger is a Disposition Event (as defined in the Exchange Agreement) that has been approved by the Company Board; (ii) that such Stockholder’s execution of this Agreement constitutes such Stockholder’s delivery of a Paired Interest Exchange Notice (as defined in the Exchange Agreement), effecting, automatically and without further action on the part of any Party, an exchange of all of the Stockholder’s Paired Interests in accordance with the terms of Section 2.04(a) and Section 2.01(f)(i) of the Exchange Agreement, and that such exchange shall be effective immediately prior to and conditioned upon the Closing (and prior to the Support Termination Date, such Stockholder shall not, and hereby waives any right to, withdraw such Paired Interest Exchange Notice pursuant to Section 2.01(f)(i)), following which the shares of Class A Common Stock issued upon such exchange will be converted into the right to receive the Merger Consideration pursuant to, and in accordance with the terms of, the Merger Agreement; (iii) during the term of this Agreement until the Support Termination Date, not to knowingly take any action that would reasonably be expected to impede, interfere with, delay, discourage, adversely affect, or inhibit the exchange of the Paired Interests in accordance with the terms of Section 2.04(a) of the Exchange Agreement as contemplated by this Agreement or deliver any Paired Interest Exchange Notice (as defined in the Exchange Agreement), except as contemplated by the foregoing clause (ii); and (iv) not to request, and hereby irrevocably and unconditionally waives, any rights to have any Company Stock delivered pursuant to an effective registration statement under the Securities Act.

(d)    Conversion of Series A Convertible Preferred Stock. Each Stockholder irrevocably and unconditionally agrees: (i) to immediately prior to and contingent and conditioned upon the Closing (notwithstanding anything in the Certificate of Designations to the contrary), convert all shares of Series A Convertible Preferred Stock held by such Stockholder into Class A Common Stock (which such conversion will be deemed to be an Optional Conversion (as defined in the Certificate of Designations) effected pursuant to Section 10(b) of the Certificate of Designations at the Conversion Rate (as defined in the Certificate of Designations) in effect immediately prior to the Closing), and as a result of which Optional Conversion the shares of Series A Convertible Preferred Stock so converted will be entitled to receive the Merger Consideration payable in respect of shares of Class A Common Stock pursuant to the Merger Agreement); (ii) during the term of this Agreement until the Support Termination Date, not to take any action (including the delivery of a “Change of Control Repurchase Notice” (as defined in the Certificate of Designations) or deliver any Conversion Notice (as defined in the Certificate of Designations) except as contemplated by the foregoing clause (i)) that would reasonably be expected to impede, interfere with, delay, discourage, adversely affect, or inhibit the conversion of the Series A Convertible Preferred Stock for Class A Common Stock as contemplated by this Agreement; and (iii) not to request, and hereby irrevocably and unconditionally waives, any rights to have any Company Stock delivered pursuant to an effective registration statement under the Securities Act.

4.    Directors and Officers. Notwithstanding any provision of this Agreement to the contrary, each Stockholder is entering into this Agreement solely in such Stockholder’s capacity as a holder of the Subject Securities and not in such Stockholder’s capacity as a director, officer or employee of the Company or any of its Subsidiaries. For the avoidance of doubt, notwithstanding any provision of this Agreement to

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the contrary, nothing in this Agreement shall (or shall require any Stockholder or any partner, officer, employee or Affiliate of Stockholder to attempt to) limit or restrict any actions or omissions of a director, officer or employee of the Company or any of its Subsidiaries (solely taken in his or her capacity as such), including, without limitation, in the exercise of his or her fiduciary duties as a director, officer or employee of the Company or any of its Subsidiaries or prevent or be construed to create any obligation on the part of any director, officer or employee of the Company or any of its Subsidiaries from taking any action solely in his or her capacity as such director, officer or employee and no action taken solely in his or her capacity as such director, officer or employee shall be deemed to constitute a breach of this Agreement.

5.    No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent, Merger Sub or the Company any direct or indirect ownership or incidence of ownership of or with respect to any Subject Securities or to create or form a “group” for purposes of the Exchange Act. All rights, ownership and economic benefits of and relating to the Subject Securities shall remain vested in and belong to the Stockholders, and neither Parent nor Merger Sub shall have the authority by virtue of this Agreement or the transactions to be consummated pursuant hereto to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct the Stockholders in the voting of any of the Subject Securities to the extent such Subject Securities are entitled to be voted, except as otherwise expressly provided herein.

6.    No Exercise of Appraisal Rights; Waiver of Certain Actions. Such Stockholder irrevocably waives and agrees not to exercise any appraisal rights or dissenters’ rights pursuant to Section 262 of the Delaware Law or otherwise in respect of such Stockholder’s Subject Securities that may arise in connection with the Merger.

7.    Documentation and Information. Such Stockholder shall not make any public announcement regarding this Agreement and the transactions contemplated hereby without the prior written consent of Parent and the Company (such consent not to be unreasonably withheld, conditioned or delayed), except as may be required by Applicable Law. In the event such Stockholder amends their Schedule 13D or Schedule 13G filed with the SEC to disclose this Agreement, such Stockholder shall provide a draft of such amendment to Parent and Merger Sub and consider any reasonable comments in good faith prior to such filing. Such Stockholder consents to and hereby authorizes the Company, Parent and Merger Sub or their respective Affiliates to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that the Company, Parent or Merger Sub or their Affiliates reasonably determines to be necessary in connection with the Merger Agreement, the Merger and any of the other transactions contemplated by this Agreement or the Merger Agreement, in each case regarding such Stockholder’s identity and ownership of the Subject Securities, the existence of this Agreement, the nature of such Stockholder’s commitments and obligations under this Agreement and the Merger Agreement and any other information that Parent or the Company reasonably determines is required to be disclosed by Applicable Law, and such Stockholder acknowledges that Parent, Merger Sub and the Company, in Parent’s or the Company’s sole discretion, as applicable, may file this Agreement or a form hereof with the SEC or any other Governmental Authority. Such Stockholder agrees to promptly give Parent and the Company any information they may reasonably request for the preparation of any such disclosure documents. Nothing set forth herein shall limit any disclosure by any Stockholder to its or its Affiliates’ general or limited partners or its, its Affiliates’ or their respective general or limited partners’ partners, officers, directors, employees, Affiliates, investment bankers, attorneys, accountants or other advisors or representatives, in each case, on a confidential basis.

8.    Acquisition Proposals. Each Stockholder agrees that it will not (and will cause its controlled Affiliates not to), directly or indirectly, and will not (and to cause its controlled Affiliates not to) authorize, instruct or knowingly permit any investment banker, attorney or other advisor or other Representative to act on such Stockholder’s behalf to take any action that the Company or its

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Representatives are prohibited from taking pursuant to Section 6.03 of the Merger Agreement; provided, that to the extent that the Company is expressly permitted to take any action or not prohibited from taking any action pursuant to Section 6.03 of the Merger Agreement, each Stockholder and its investment bankers, attorneys and other advisors and other Representatives also shall be so permitted or not prohibited.

9.    Representations and Warranties of the Stockholders. Each Stockholder hereby severally and not jointly represents and warrants to Parent, Merger Sub and the Company as follows:

(a)    Power; Binding Agreement. Such Stockholder has full power and authority to execute and deliver this Agreement, to perform such Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby. Such Stockholder is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation (except to the extent the “good standing” concept is not applicable in any relevant jurisdiction). The execution and delivery by such Stockholder of this Agreement, the performance by such Stockholder of his, her or its obligations hereunder and the consummation by such Stockholder of the transactions contemplated hereby have been duly and validly authorized by such Stockholder and no other actions or proceedings on the part of such Stockholder are necessary to authorize the execution and delivery by such Stockholder of this Agreement, the performance by such Stockholder of its obligations hereunder or the consummation by such Stockholder of the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Stockholder, and, assuming this Agreement constitutes a valid and binding obligation of Parent, Merger Sub and the Company, constitutes a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to: (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of law governing specific performance and other equitable remedies.

(b)    No Conflicts. Except for filings under the Exchange Act, no filing with, and no Permit, authorization, consent, or approval of, any Governmental Authority is necessary for the execution and delivery by such Stockholder of this Agreement, the performance by such Stockholder of its obligations hereunder and the consummation by such Stockholder of the transactions contemplated hereby. None of the execution and delivery by such Stockholder of this Agreement, the performance by such Stockholder of its obligations hereunder or the consummation by the Stockholder of the transactions contemplated hereby will (i) violate, contravene, conflict with or result in any breach of any organizational documents applicable to such Stockholder; (ii) result in (with or without notice or lapse of time or both) a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, commitment, arrangement, understanding or other agreement to which such Stockholder is a party or by which such Stockholder or any of such Stockholder’s properties or assets may be bound; (iii) result (with or without notice or lapse of time or both) in the creation or imposition of any Lien of any kind on the Subject Securities or any asset of such Stockholder (other than a Permitted Lien); or (iv) violate any Order, writ, injunction, decree, judgment, order, statute, rule, or regulation or laws applicable to such Stockholder or any of such Stockholder’s properties or assets, except, in the case of clauses (ii), (iii) and (iv), for such occurrences which would not, individually or in the aggregate, adversely affect or prevent or materially delay or materially impair in any material respect the ability of such Stockholder to perform its obligations hereunder.

(c)    Ownership of Company Stock and Paired Interests. Except as disclosed on Schedule 13G/A jointly filed by Madison Dearborn Partners, LLC, Madison Dearborn Partners VI-A&C, L.P., Madison Dearborn Capital Partners VI-C, L.P., Madison Dearborn Partners VI-B, L.P., Madison Dearborn Capital Partners VI-B, L.P., Madison Dearborn Capital Partners VI Executive-B, L.P., MDCP Cardservices, LLC, MDCP VI-C Cardservices Blocker Corp., MDCP VI-C Cardservices Splitter, L.P.,

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Messrs. Paul J. Finnegan, Samuel M. Mencoff and Vahe A. Dombalagian with the SEC on February 16, 2021, such Stockholder is the sole beneficial owner of the number of shares of each class and series of Company Stock, Common Units, Company Equity Awards and other capital stock or voting or equity securities of the Company or OpCo LLC set forth opposite such Stockholder’s name on Schedule A, all of which are free and clear of any Liens (other than those (i) created by this Agreement or (ii) arising under applicable securities laws); and (ii) does not own, beneficially or otherwise, any Company Securities or Subsidiary Securities (including any Company Equity Awards) other than those described in the preceding clause (i). As of the date hereof, such Stockholder has not entered into any agreement to Transfer such Subject Securities. Such Stockholder is as of the date of this Agreement and, with respect to any Subject Securities acquired after the date of this Agreement, will be as of the date of such acquisition, the beneficial owner of such Subject Securities, and has (or will have) good and marketable title free and clear of any and all Liens (other than those (i) created by this Agreement or (ii) arising under applicable securities laws).

(d)    Voting and Disposition Power. Except as disclosed on a Schedule 13G/A jointly filed by Madison Dearborn Partners, LLC, Madison Dearborn Partners VI-A&C, L.P., Madison Dearborn Capital Partners VI-C, L.P., Madison Dearborn Partners VI-B, L.P., Madison Dearborn Capital Partners VI-B, L.P., Madison Dearborn Capital Partners VI Executive-B, L.P., MDCP Cardservices, LLC, MDCP VI-C Cardservices Blocker Corp., MDCP VI-C Cardservices Splitter, L.P., Messrs. Paul J. Finnegan, Samuel M. Mencoff and Vahe A. Dombalagian with the SEC on February 16, 2021, such Stockholder has full and sole voting power with respect to the Subject Securities and full and sole power of disposition, full and sole power to issue instructions with respect to the matters set forth herein and full and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Subject Securities. None of the Subject Securities are subject to any stockholders’ agreement, proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Securities.

(e)    Reliance. Such Stockholder has been represented by or had the opportunity to be represented by independent counsel of its own choosing and has had the right and opportunity to consult with its attorney, and to the extent, if any, that such Stockholder desired, such Stockholder availed itself of such right and opportunity and such Stockholder is competent to execute this Agreement and has executed this Agreement free from coercion, duress or undue influence. Such Stockholder understands and acknowledges that the Company, Parent and Merger Sub are entering into the Merger Agreement in reliance upon the Stockholder’s execution, delivery and performance of this Agreement and the representations and warranties of such Stockholder contained herein.

(f)    Absence of Litigation. With respect to such Stockholder, as of the date hereof, there is no action, suit, Claim, proceeding, charge, arbitration or investigation pending against, or, to the knowledge of such Stockholder, threatened in writing against such Stockholder or any of such Stockholder’s properties or assets (including the Subject Securities) that would reasonably be expected to prevent or materially delay or materially impair the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise materially impair such Stockholder’s ability to perform its obligations hereunder.

(g)    Brokers. No broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage, finder’s, financial advisor’s or other similar fee or commission to be paid by the Company or its Subsidiaries in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder.

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10.    Representations and Warranties of Parent and Merger Sub. Parent and Merger Sub represent and warrant to the Stockholders as follows:

(a)    Power; Binding Agreement. Each of Parent and Merger Sub has full power and authority to execute and deliver this Agreement, to perform its respective obligations hereunder and to consummate the transactions contemplated hereby. Each of Parent and Merger Sub is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation (except to the extent the “good standing” concept is not applicable in any relevant jurisdiction). The execution and delivery by Parent and Merger Sub of this Agreement, the performance by each of Parent and Merger Sub of its respective obligations hereunder and the consummation by Parent and Merger Sub of the transactions contemplated hereby have been duly and validly authorized by each of Parent and Merger Sub and no other actions or proceedings on the part of Parent or Merger Sub are necessary to authorize the execution and delivery by Parent or Merger Sub of this Agreement, the performance by either Parent or Merger Sub of its respective obligations hereunder or the consummation by Parent or Merger Sub of the transactions contemplated hereby. This Agreement has been duly executed and delivered by each of Parent and Merger Sub, and, assuming this Agreement constitutes a valid and binding obligation of the Stockholders and the Company, constitutes a valid and binding obligation of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to: (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of law governing specific performance and other equitable remedies.

(b)    No Conflicts. Except for filings under the Exchange Act, no filing with, and no permit, authorization, consent, or approval of, any Governmental Authority is necessary for the execution and delivery by Parent or Merger Sub of this Agreement, the performance by each of Parent or Merger Sub of its respective obligations hereunder and the consummation by Parent or Merger Sub of the transactions contemplated hereby. None of the execution and delivery by Parent or Merger Sub of this Agreement, the performance by each of Parent or Merger Sub of its respective obligations hereunder or the consummation by Parent or Merger Sub of the transactions contemplated hereby will (i) violate, contravene, conflict with or result in any breach of any organizational documents applicable to Parent or Merger Sub; (ii) result in (with or without notice or lapse of time or both) a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, commitment, arrangement, understanding or other agreement to which Parent or Merger Sub is a party or by which Parent or Merger Sub or any of Parent’s or Merger Sub’s properties or assets may be bound; or (iii) violate any Order, writ, injunction, decree, judgment, order, statute, rule, or regulation or laws applicable to Parent or Merger Sub or any of Parent’s or Merger Sub’s properties or assets, except, in the case of clauses (ii) and (iii), for such occurrences which would not, individually or in the aggregate, adversely affect or prevent or materially delay or materially impair in any material respect the ability of each of Parent or Merger Sub to perform its respective obligations hereunder.

11.    Representations and Warranties of the Company. The Company represents and warrants to the Stockholders as follows:

(a)    Power; Binding Agreement. The Company has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The Company is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation (except to the extent the “good standing” concept is not applicable in such jurisdiction). The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by the Company and no other actions or proceedings on the part of the Company are necessary to authorize the execution and delivery by the

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Company of this Agreement, the performance by the Company of its obligations hereunder or the consummation by the Company of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company, and, assuming this Agreement constitutes a valid and binding obligation of the Stockholders and Parent, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to: (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of law governing specific performance and other equitable remedies.

(b)    No Conflicts. Except for filings under the Exchange Act, no filing with, and no permit, authorization, consent, or approval of, any Governmental Authority is necessary for the execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder and the consummation by the Company of the transactions contemplated hereby. None of the execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder or the consummation by the Company of the transactions contemplated hereby will (i) violate, contravene, conflict with or result in any breach of any organizational documents applicable to the Company; (ii) result (with or without notice or lapse of time or both) in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, commitment, arrangement, understanding or other agreement to which the Company is a party or by which the Company or any of the Company’s properties or assets may be bound; or (iii) violate any Order, writ, injunction, decree, judgment, order, statute, rule, or regulation or law applicable to the Company or any of the Company’s properties or assets, except, in the case of clauses (ii) and (iii), for such occurrences which would not, individually or in the aggregate, adversely affect or prevent or materially delay or materially impair in any material respect the ability of the Company to perform its obligations hereunder.

12.    Further Assurances. Subject to the terms and conditions of this Agreement, each Party shall use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary to fulfill such Party’s obligations under this Agreement.

13.    Termination.

(a)    Subject to Section 13(c), this Agreement shall automatically and immediately terminate as of the Support Termination Date, without the need for any further action on the part of (or notice to) any Party or other Person.

(b)    Subject to Section 13(c), following the termination of this Agreement, all obligations of each of the Parties under this Agreement will terminate, without any liability or other obligation on the part of any Party to any Person in respect of this Agreement or the obligations hereunder, and no Party shall have any Claim against another Party (and no Person shall have any rights against another Party hereto), whether under contract, tort or otherwise, with respect to this Agreement or the obligations under this Agreement. Notwithstanding the foregoing, nothing in this Agreement or any termination of this Agreement shall relieve any Party from liability from any Willful and Material Breach of this Agreement prior to such termination; provided, that in the event the Effective Time shall have occurred, no Stockholder shall have any liability or other obligation hereunder whatsoever, including with respect to any Willful and Material Breach occurring prior thereto (other than any breach of Stockholder’s covenant in Section 3(d), Section 6 and Section 14).

(c)    Section 6, Section 13(b), Section 14, Section 15, and Section 16 shall survive the termination of this Agreement, and shall continue to apply to and bind each Party hereto in accordance with their terms upon and following termination of the rights and obligations of a party to this Agreement.

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14.    Expenses. All fees and expenses incurred in connection with the negotiation and execution of this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such fees and expenses, whether or not the Merger or the transactions contemplated by this Agreement are consummated.

15.    Related Party Agreements. Each Stockholder acknowledges and agrees that the Contracts set forth on Schedule B hereto will be terminated, without any further rights, privileges, liabilities or obligations of any kind or nature whatsoever applicable to any of the parties thereto (or, for those Contracts that cannot be terminated, acknowledges and agrees to waive all rights, privileges, liabilities or obligations of any kind or nature whatsoever applicable to any of the parties thereto that are a Party to this Agreement), effective and conditioned upon the occurrence of the Effective Time (excluding, for the avoidance of doubt, (i) any confidentiality or similar obligations applicable to such Stockholder or its Affiliates thereunder and (ii) any indemnification or contribution obligations in favor of such Stockholder or its Affiliates or any of their respective officers, directors or employees thereunder that survives any such termination in accordance with its terms, in each case of clauses (i) and (ii), which shall survive such termination in accordance with its terms).

16.    Miscellaneous Provisions.

(a)    Amendment and Waivers. Any provision of this Agreement may be amended or waived at any time prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each Party to this Agreement or, in the case of a waiver, by each Party against whom the waiver is to be effective. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.

(b)    Entire Agreement. This Agreement, the Merger Agreement (including any exhibits hereto), the Exchange Agreement and other agreements among the Parties as contemplated by or referred to herein and therein constitute the entire agreement among the Parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, among the Parties with respect to the subject matter hereof.

(c)    Governing Law. This Agreement and all Claims and causes of action hereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such State.

(d)    Consent to Jurisdiction. Each of the Parties irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware for the purposes of any suit, action or other proceeding arising out of or related to this Agreement, the other agreements contemplated hereby or any transaction contemplated hereby (or, solely if the Court of Chancery of the State of Delaware declines to accept jurisdiction over any such suit, action or other proceeding, any state or federal court within the State of Delaware) (the “Chosen Court”). Each of the Parties agrees to commence any action, suit or proceeding relating hereto in the applicable Chosen Court pursuant to the immediately preceding sentence. Each of the Parties irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in the applicable Chosen Court, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each of the Parties irrevocably waives any objections or immunities to jurisdiction to which it may otherwise be entitled or become entitled (including sovereign immunity,

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immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or relating to this Agreement or the transactions contemplated hereby which is instituted in any such court. Notwithstanding the foregoing, the Parties agree that a final trial court judgment in any such suit, action or other proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law; provided, however, that nothing in the foregoing shall restrict any Party’s rights to seek any post-judgment relief regarding, or any appeal from, such final trial court judgment. Each of the Parties agrees that service of process, summons, notice or document by registered mail addressed to it at the addresses set forth in Section 16(g) shall be effective service of process for any suit, action or proceeding brought in any such court.

(E)    WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE MERGER, OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(f)    Specific Performance. The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the Parties do not perform their obligations under the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that the Parties shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the courts described in Section 16(d) without proof of damages, this being in addition to any other remedy to which they are entitled under this Agreement and any other agreement executed in connection herewith, at law or in equity, and the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right, the Parties would not have entered into this Agreement. Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that the other Parties have an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or in equity. The Parties acknowledge and agree that any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 16(f) shall not be required to provide any bond or other security in connection with any such order or injunction.

(g)    Notices. All notices, requests and other communications to any Party hereunder shall be in writing (including email (provided, that such email states that it is a notice delivered pursuant to this Section 16(g))) and shall be given, if to Parent or Merger Sub, to:

Global Payments Inc.

3550 Lenox Road

Atlanta, Georgia 30326

Attention:	David Green
Email:	[*****]

with a copy to (which shall not constitute notice):

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, NY 10019

Attention:	Jacob A. Kling
Email:	JAKling@wlrk.com

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if to the Company, to:

EVO Payments, Inc.

Ten Glenlake Parkway

South Tower, Suite 950

Atlanta, Georgia 30328

Attention:	Kelli E. Sterrett
Email:	[*****]

with a copy to (which shall not constitute notice):

King & Spalding LLP

1180 Peachtree Street NE

Atlanta, Georgia 30309

Attention:	Keith Townsend
Zach Cochran
Robert Leclerc
Email:	KTownsend@KSLAW.com
ZCochran@KSLAW.com
RLeclerc@KSLAW.com

if to Stockholder, to:

c/o Madison Dearborn Partners, LLC

70 West Madison Street, Suite 4600

Chicago, Illinois 60602

Attention:	Annie Terry
Email:	[*****]

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP

601 Lexington Ave.

New York City, New York 10022

Attention:	Rachael G. Coffey, P.C.
Email:	rachael.coffey@kirkland.com

And

Kirkland & Ellis LLP

300 North LaSalle

Chicago, IL 60654

Attention:	Richard J. Campbell, P.C.
Rachel Cantor
Christine Lehman
Email:	rcampbell@kirkland.com
rachel.cantor@kirkland.com
christine.lehman@kirkland.com

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or to such other address or email address as such party may hereafter specify for the purpose by notice to the other Parties. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.

(h)    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such a determination, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(i)    Construction. The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Sections are to Sections of this Agreement unless otherwise specified. The definition of terms herein shall apply equally to the singular and the plural. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The word “shall” shall be construed to have the same meaning as the word “will”. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. The word “extent” in the phrase “to the extent” means the degree to which a subject or thing extends, and such shall not mean simply “if”. The word “or” shall not be exclusive. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. Unless otherwise specified, references to any statute or law or any provision thereof shall be deemed to refer to such same as amended from time to time and to any rules or regulations promulgated thereunder. References to any agreement or Contract are to that agreement or Contract as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted. The phrase “date hereof” or “date of this Agreement” shall be deemed to refer to the date set forth in the preamble of this Agreement. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. The measure of a period of one (1) month or year for purposes of this Agreement will be the date of the following month or year corresponding to the starting date; and, if no corresponding date exists, then the end date of such period being measured will be the next actual date of the following month or year (for example, one (1) month following February 18 is March 18 and one (1) month following March 31 is May 1). References to “law”, “laws” or to a particular statute or law shall be deemed also to include any Applicable Law. Any references in this Agreement to “dollars” or “$” shall be to U.S. dollars. The terms “beneficially own,” “beneficially owned” and “beneficial owner” shall each have a correlative meaning.

(j)    Assignment. No party may assign, delegate or otherwise transfer, by operation of law or otherwise, any of its rights or obligations under this Agreement without the consent of each other party hereto; provided, that Parent or Merger Sub may assign this Agreement to any of its Affiliates in connection with the consummation of the Transactions (provided such assignment is in connection with an assignment of the Merger Agreement to the same Affiliate). No assignment by any Party shall relieve such Party of any of its obligations hereunder. Any purported assignment of this Agreement without the consent required by this Section 16(j) is null and void.

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(k)    Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each Party shall have received a counterpart hereof signed by all of the other Parties hereto. Until and unless each Party has received a counterpart hereof signed by the other Parties, this Agreement shall have no effect and no Party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). Delivery of an executed counterpart of a signature page to this Agreement by “.pdf” format, scanned pages or electronic signature such as DocuSign shall be effective as delivery of a manually executed counterpart to this Agreement.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed to be effective as of the date first above written.

PARENT:

GLOBAL PAYMENTS INC.

By:	/s/ David L. Green
Name:	David L. Green
Title:	Senior Executive Vice President, General Counsel and Corporate Secretary

MERGER SUB:

FALCON MERGER SUB INC.

By:	/s/ David L. Green
Name:	David L. Green
Title:	President, Treasurer and Secretary

COMPANY:

EVO PAYMENTS, INC.

By:	/s/ James G. Kelly
Name:	James G. Kelly
Title:	Chief Executive Officer

[Signature Page to Voting and Support Agreement]

MDCP CARDSERVICES II LLC

By:	Madison Dearborn Capital Partners VI-A, L.P.
Its:	Managing Member

By:	Madison Dearborn Partners VI-A&C, L.P.
Its:	General Partner

By:	Madison Dearborn Partners, LLC
Its:	General Partner

By:	/s/ Vahe Dombalagian
Name:	Vahe Dombalagian
Title:	Managing Director

MADISON DEARBORN CAPITAL PARTNERS VI-C, L.P.

By:	Madison Dearborn Partners VI-A&C, L.P.
Its:	General Partner

By:	Madison Dearborn Partners, LLC
Its:	General Partner

By:	/s/ Vahe Dombalagian
Name:	Vahe Dombalagian
Title:	Managing Director

MDCP CARDSERVICES LLC

By:	Madison Dearborn Capital Partners VI-B, L.P.
Its:	Controlling Member

By:	Madison Dearborn Partners VI-B, L.P.
Its:	General Partner

By:	Madison Dearborn Partners, LLC
Its:	General Partner

By:	/s/ Vahe Dombalagian
Name:	Vahe Dombalagian
Title:	Managing Director

[Signature Page to Voting and Support Agreement]

Schedule A

[*****]

Schedule B

[*****]

Exhibit 10.3

COMMON UNIT PURCHASE AGREEMENT

This COMMON UNIT PURCHASE AGREEMENT, dated as of August 1, 2022 (this “Agreement”), is entered into by and among Blueapple, Inc., a New York corporation (“Blueapple”), EVO Payments, Inc., a Delaware corporation (the “Company”), Global Payments Inc., a Georgia corporation (“Parent”). Blueapple, the Company and Parent are referred to herein as the “Parties” and are each individually referred to herein as a “Party”. Capitalized terms used but not defined herein have the meanings ascribed to such terms as set forth in the Merger Agreement (defined below).

RECITALS

WHEREAS, as of the date hereof, Blueapple is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) and the holder of record, of 32,163,538 Common Units of EVO Investco, LLC, a Delaware limited liability company (“OpCo”);

WHEREAS, concurrently with the execution of this Agreement, Parent, Merger Sub and the Company are entering into an Agreement and Plan of Merger (as the same may be amended from time to time, the “Merger Agreement”), providing for, among other things, the acquisition of the Company by Parent by means of a merger of Merger Sub with and into the Company pursuant to the terms and conditions of the Merger Agreement (the “Merger”); and

WHEREAS, in connection with the consummation of the Merger, the Company, Parent and Blueapple desire to enter into this Agreement to provide for, among other matters, the acquisition by Company, to occur concurrently with the Merger, of all of Blueapple’s Common Units in exchange for the Purchase Price (as defined below) paid to Blueapple in respect of each such Common Unit so acquired.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, and agreements set forth below and for other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

1.    Certain Definitions. For purposes of this Agreement, the following terms shall have the following respective meanings:

(a)    “Lien” means any lien, encumbrance, hypothecation, adverse claim, charge, mortgage, security interest, pledge or option, proxy, right of first refusal or first offer, preemptive right, deed of trust, servitude, voting trust, transfer restriction or any other similar restriction.

(b)    “Permitted Lien” means any (i) Lien arising under this Agreement, (ii) applicable restrictions on transfer under the Securities Act of 1933, as amended, and (iii) Lien arising under the OpCo LLC Agreement that do not prohibit the transactions contemplated by this Agreement.

(c)    “Termination Date” means the earliest to occur of (i) the Effective Time of the Merger; (ii) the date on which the Merger Agreement is validly terminated pursuant to Article 10 in accordance with its terms; (iii) the termination of this Agreement by mutual written consent of the Parties; and (iv) the date of any modification, waiver or amendment to the Merger Agreement effected without Blueapple’s consent that (x) decreases the amount, or changes the form, of Merger Consideration (as defined in the Merger Agreement) or (y) has a disproportionate impact on the consideration per Common Units to be received by Blueapple relative to the consideration per share of Class A Common Stock to be received by holders of shares of Class A Common Stock.

(d)    “Transfer” A Person shall be deemed to have effected a “Transfer” of a Common Unit if such Person, directly or indirectly, in whole or in part, whether or not for value and whether voluntary or involuntary, (i) sells, pledges, creates a Lien with respect to (other than those (i) created by this Agreement or (ii) arising under applicable securities laws), assigns, exchanges, grants an option with respect to, transfers, gifts, distributes, dividends, disposes of (by merger, by testamentary disposition, by operation of law or otherwise) or enters into any derivative or hedging arrangement with respect to such Common Unit or any interest therein, whether or not for value, (ii) enters into an agreement, swap, arrangement, understanding or commitment providing for the sale, pledge, creation of a Lien (other than those (i) created by this Agreement or (ii) arising under applicable securities laws), assignment, exchange, transfer, gift, disposition of or any derivative or hedging arrangement with respect to, or grant of an option with respect to, such Common Unit or any interest therein, (iii) deposits (or permits the deposit of) a Common Unit in a voting trust, or grants any proxy or power of attorney or enters into any voting agreement, arrangement, understanding or commitment with respect to any Common Unit (other than this Agreement) or (iv) agrees or commits (whether or not in writing) to take any of the actions referred to in the foregoing clauses (i), (ii) or (iii).

(e)    “Willful and Material Breach” means a material breach of, or a material failure to perform, any covenant, representation, warranty or agreement set forth in this Agreement, in each case that is a consequence of an act undertaken by the breaching party or the failure by the breaching party to take an act it is required to take under this Agreement, with the actual knowledge that the taking of or failure to take such act would, or would be reasonably expected to, result in, constitute or cause a breach of this Agreement.

2.    Purchase and Sale of Common Units.

(a)    Sale of Common Units. Blueapple, in consideration of the receipt of the Purchase Price in accordance with Section 2(b), hereby agrees to irrevocably sell, assign, transfer, deliver, and convey to the Company, free and clear of all Liens (other than Permitted Liens), all Common Units beneficially owned and held of record by Blueapple (the “Purchased Units”). The sale, assignment and transfer contemplated by this Section 2(a) is conditioned upon the closing of the Merger (the “Closing”) and will occur concurrently with the Closing (with it being acknowledged and agreed that, except as set forth in the OpCo LLC Agreement, none of Parent, the Company, or any of their respective Affiliates shall have any right or obligation to acquire the Purchased Units if the Closing does not occur for any reason).

(b)    Payment of the Purchase Price. In consideration of the sale, assignment and transfer of the Purchased Units in accordance with Section 2(a), at the Closing the Company shall pay or cause to be paid, an aggregate amount in cash equal to the the Merger Consideration (as defined in the Merger Agreement) times the number of Purchased Units (the “Purchase Price”). The payment of the Purchase Price to Blueapple hereunder shall be made by wire transfer of immediately available funds to such bank account(s) as designated by Blueapple the Company in writing (with a copy to Parent) at least three Business Days in advance of the Closing. The Purchase Price payable hereunder shall be subject to the adjustment provisions of Section 2.02(c) of the Merger Agreement, which shall apply hereto mutatis mutandis.

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(c)    Transfer Restrictions.

(i)    Except as expressly contemplated by this Agreement, prior to the Termination Date, Blueapple shall not, and shall cause each of its controlled Affiliates not to, (i) Transfer (or permit or cause the Transfer of) any Common Units, (ii) deposit (or permit the deposit of) any Common Units in a voting trust, or grant any proxy or power of attorney or enter into any voting agreement or similar agreement with respect to any Common Units, (iii) deliver any Sale Notice or exercise any Piggyback Sale Right (in each case as defined in the OpCo LLC Agreement) pursuant to Article XI of the OpCo LLC Agreement or exercise any registration rights under the Registration Rights Agreement, or (iv) knowingly take or cause the taking of any other action that would materially restrict or prevent the performance of Blueapple’s obligations hereunder, excluding any involuntary bankruptcy filing. Any action taken in violation of the foregoing sentence shall be null and void ab initio and Blueapple agrees that any such prohibited action may and should be enjoined. If any involuntary Transfer of any Common Units shall occur (including, but not limited to, a sale by Blueapple’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees from Blueapple (“Direct Transferees”) and any and all transferees (“Indirect Transferees”) of any Direct Transferee or any other Indirect Transferee) shall take and hold such Common Units subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until terminated in accordance with the terms hereof, and, as used herein (other than in Section 3 or where the context suggests otherwise), the term “Blueapple” shall include such Direct Transferees and Indirect Transferees.

(ii)    Notwithstanding the foregoing, Blueapple may make (i) Transfers of Common Units by will or for bona fide estate planning purposes, and (ii) Transfers of Common Units to any controlled Affiliate of Blueapple, so long as with respect to each of the foregoing clauses (i) and (ii) such (I) transferee agrees in writing to be bound by and comply with this Agreement prior to the consummation of any such transfer and (II) Transfer is otherwise permitted pursuant to the OpCo LLC Agreement.

(d)    Acknowledgement of Disposition Event. Blueapple irrevocably and unconditionally agrees: (a) that the Merger is a Disposition Event (as defined in the OpCo LLC Agreement), and (b) the Company has delivered to Blueapple (and this Agreement constitutes) the written notice contemplated by Section 10.09(b) of the OpCo LLC Agreement.

(e)    Closing Delivery. Prior to the Closing, Blueapple shall provide to Parent a properly completed and duly executed IRS Form W-9 of Blueapple.

(f)    Withholding. The Company and any other applicable withholding agent shall be entitled to deduct and withhold from the consideration otherwise payable hereunder such amounts as it is required to deduct and withhold with respect to the making of such payment under any provision of federal, state, local or foreign Tax law. Any amounts deducted or withheld and paid over or remitted to the appropriate Taxing Authority shall be treated for all purposes of this Agreement as having been paid to Person in respect of which such deduction or withholding was made. Notwithstanding the foregoing, if the Company intends to withhold under this Section 2(f), the Company shall provide the person with respect to whom it intends to withhold at least three (3) days written notice of such intention and shall reasonably cooperate with such person to reduce the potential withholding, including through accepting any relevant forms establishing an entitlement to reduced withholding; provided, that no such notice shall be required if any such withholding is required as a result of Blueapple’s failure to comply with the covenant in Section 2(e).

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3.    Representations and Warranties of Blueapple.

Blueapple represents and warrants to Parent and the Company as follows:

(a)    Power; Binding Agreement. Blueapple has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. Blueapple is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation (except to the extent the “good standing” concept is not applicable in any relevant jurisdiction). The execution and delivery by Blueapple of this Agreement, the performance by Blueapple of its obligations hereunder and the consummation by Blueapple of the transactions contemplated hereby have been duly and validly authorized by Blueapple and no other actions or proceedings on the part of Blueapple are necessary to authorize the execution and delivery by Blueapple of this Agreement, the performance by Blueapple of its obligations hereunder or the consummation by Blueapple of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Blueapple, and, assuming this Agreement constitutes a valid and binding obligation of Parent and the Company, constitutes a valid and binding obligation of Blueapple, enforceable against Blueapple in accordance with its terms, subject to: (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of law governing specific performance and other equitable remedies.

(b)    No Conflicts. No filing with, and no Permit, authorization, consent, or approval of, any Governmental Authority is necessary for the execution and delivery by Blueapple of this Agreement, the performance by Blueapple of its obligations hereunder and the consummation by Blueapple of the transactions contemplated hereby. None of the execution and delivery by Blueapple of this Agreement, the performance by Blueapple of its obligations hereunder or the consummation by Blueapple of the transactions contemplated hereby will (i) violate, contravene, conflict with or result in any breach of any organizational documents applicable to Blueapple; (ii) result in (with or without notice or lapse of time or both) a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, commitment, arrangement, understanding or other agreement to which Blueapple is a party or by which Blueapple or any of Blueapple’s properties or assets may be bound; (iii) result (with or without notice or lapse of time or both) in the creation or imposition of any Lien of any kind on the Common Units or any asset of Blueapple (other than a Permitted Lien); or (iv) violate any Order, writ, injunction, decree, judgment, order, statute, rule, or regulation or law applicable to Blueapple or any of Blueapple’s properties or assets, except, in the case of clauses (ii), (iii) or (iv), for such occurrences which would not, individually or in the aggregate, adversely affect or prevent or materially delay or materially impair in any material respect the ability of Blueapple to perform its obligations hereunder.

(c)    Ownership of OpCo Units. Blueapple is (i) the sole owner of record and beneficial owner of the number of Common Units set forth opposite Blueapple’s name on Schedule A, all of which are owned by Blueapple free and clear of any Liens (other than Permitted Liens) and (ii) does not own, beneficially or otherwise, any Common Units or shares of Class D Common Stock other than those described in the preceding clause (i). As of the date hereof, Blueapple has not entered into any agreement to Transfer such Purchased Units.

(d)    Voting and Disposition Power. Blueapple has full and sole voting power with respect to Blueapple’s Common Units and full and sole power of disposition, full and sole power to issue instructions with respect to the matters set forth herein and full and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of Blueapple’s Common Units. Except for the OpCo LLC Agreement, none of Blueapple’s Common Units are subject to any stockholders’ agreement, proxy, voting trust or other agreement or arrangement with respect to the voting of such Common Units.

(e)    Reliance. Blueapple has been represented by or had the opportunity to be represented by independent counsel of its own choosing and has had the right and opportunity to consult with its attorney, and to the extent, if any, that Blueapple desired, Blueapple availed itself of such right and

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opportunity and Blueapple is competent to execute this Agreement and has executed this Agreement free from coercion, duress or undue influence. Blueapple understands and acknowledges that the Company and Parent are entering into the Merger Agreement in reliance upon Blueapple’s execution, delivery and performance of this Agreement and the representations and warranties of Blueapple contained herein.

(f)    Absence of Litigation. There is no action, suit, claim, proceeding, charge, arbitration or investigation pending against, or, to the knowledge of Blueapple, threatened in writing against Blueapple or any of Blueapple’s properties or assets (including the Purchased Units) before or by any Governmental Authority that would reasonably be expected to prevent or materially delay or impair the consummation by Blueapple of the transactions contemplated by this Agreement or otherwise materially impair Blueapple’s ability to perform its obligations hereunder.

(g)    Brokers. No broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of Blueapple.

4.    Representations and Warranties of Parent.

Parent represents and warrants to Blueapple as follows:

(a)    Power; Binding Agreement. Parent has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. Parent is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation (except to the extent the “good standing” concept is not applicable in any relevant jurisdiction). The execution and delivery by Parent of this Agreement, the performance by Parent of its obligations hereunder and the consummation by Parent of the transactions contemplated hereby have been duly and validly authorized by Parent and no other actions or proceedings on the part of Parent are necessary to authorize the execution and delivery by Parent of this Agreement, the performance by Parent of its obligations hereunder or the consummation by Parent of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent, and, assuming this Agreement constitutes a valid and binding obligation of Blueapple and the Company, constitutes a valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, subject to: (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of law governing specific performance and other equitable remedies.

(b)    No Conflicts. Except for filings under the Exchange Act, no filing with, and no Permit, authorization, consent, or approval of, any Governmental Authority is necessary for the execution and delivery by Parent of this Agreement, the performance by Parent of its obligations hereunder and the consummation by Parent of the transactions contemplated hereby. None of the execution and delivery by Parent of this Agreement, the performance by Parent of its obligations hereunder or the consummation by Parent of the transactions contemplated hereby will (i) violate, contravene, conflict with or result in any breach of any organizational documents applicable to Parent; (ii) result in (with or without notice or lapse of time or both) a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, commitment, arrangement, understanding or other agreement to which Parent is a party or by which Parent or any of Parent’s properties or assets may be bound; or (iii) violate any Order, writ, injunction, decree, judgment, order, statute, rule, or regulation or law applicable to Parent or any of Parent’s properties or assets, except, in the case of clauses (ii) and (iii), for such occurrences which would not, individually or in the aggregate, adversely affect or prevent or materially delay or materially impair in any material respect the ability of Parent to perform its obligations hereunder.

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5.    Representations and Warranties of the Company.

The Company represents and warrants to Parent and Blueapple as follows:

(a)    Power; Binding Agreement. The Company has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The Company is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation (except to the extent the “good standing” concept is not applicable in such jurisdiction). The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by the Company and no other actions or proceedings on the part of the Company are necessary to authorize the execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder or the consummation by the Company of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company, and, assuming this Agreement constitutes a valid and binding obligation of Blueapple and Parent, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to: (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of law governing specific performance and other equitable remedies.

(b)    No Conflicts. Except for filings under the Exchange Act, no filing with, and no Permit, authorization, consent, or approval of, any Governmental Authority is necessary for the execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder and the consummation by the Company of the transactions contemplated hereby. None of the execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder or the consummation by the Company of the transactions contemplated hereby will (i) violate, contravene, conflict with or result in any breach of any organizational documents applicable to the Company; (ii) result in (with or without notice or lapse of time or both) a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, commitment, arrangement, understanding or other agreement to which the Company is a party or by which the Company or any of the Company’s properties or assets may be bound; or (iii) violate any order, writ, injunction, decree, judgment, order, statute, rule, or regulation applicable to the Company or any of the Company’s properties or assets, except, in the case of clauses (ii) and (iii), for such occurrences which would not, individually or in the aggregate, adversely affect or prevent or materially delay or materially impair in any material respect the ability of the Company to perform its obligations hereunder.

6.    Further Assurances. Subject to the terms and conditions of this Agreement, each Party shall use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary to fulfill such Party’s obligations under this Agreement.

7.    Termination.

(a)    Subject to Section 7(c), this Agreement shall automatically and immediately terminate as of the Termination Date, without the need for any further action on the part of (or notice to) any Party or other Person.

(b)    Subject to Section 7(c), following the termination of this Agreement, all obligations of each of the Parties under this Agreement will terminate, without any liability or other obligation on the part of any Party to any Person in respect of this Agreement or the obligations hereunder,

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and no Party shall have any Claim against another Party (and no Person shall have any rights against another Party hereto), whether under contract, tort or otherwise, with respect to this Agreement or the obligations under this Agreement. Notwithstanding the foregoing, nothing in this Agreement or any termination of this Agreement shall relieve any Party from liability from any Willful and Material Breach of this Agreement prior to such termination; provided, that in the event the Effective Time shall have occurred, Blueapple shall not have any liability or other obligation hereunder whatsoever, including with respect to any Willful and Material Breach occurring prior thereto (other than any breach of Blueapple’s covenants in Section 8).

(c)    Section 7(b), Section 8, Section 9 and Section 10 shall survive the termination of this Agreement, and shall continue to apply to and bind each Party hereto in accordance with their terms upon and following termination of the rights and obligations of a party to this Agreement.

8.    Expenses. All fees and expenses incurred in connection with the negotiation and execution of this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such fees and expenses, whether or not the Merger or the transactions contemplated by this Agreement are consummated.

9.    Related Party Agreements. Blueapple acknowledges and agrees that the Contracts set forth on Schedule B hereto will be terminated, without any further rights, privileges, liabilities or obligations of any kind or nature whatsoever applicable to any of the parties thereto (or, for those Contracts that cannot be terminated, acknowledges and agrees to waive, and to cause all of its Affiliates to waive, all rights, privileges, liabilities or obligations of any kind or nature whatsoever applicable to any of the parties thereto that are a Party to this Agreement), effective and conditioned upon the occurrence of the Effective Time (excluding, for the avoidance of doubt, (i) any confidentiality, non-compete or similar obligations applicable to Blueapple or its Affiliates thereunder in accordance with their terms and (ii) any indemnification or contribution obligations in favor of Blueapple or its Affiliates thereunder, in each case of clauses (i) and (ii), which shall survive such termination.

10.    Miscellaneous.

(a)    Intended Tax Treatment. For United States federal tax purposes (including Section 741 of the Code) and for similar purposes under state and local law, the Parties agree to treat the purchase and sale of the Common Units pursuant to this Agreement as a purchase of partnership interests by the Company and a sale of partnership interests by Blueapple in exchange for the Purchase Price (the “Intended Tax Treatment”). Parent and the Company will promptly provide Blueapple with such additional information and assistance as Blueapple may reasonably request in connection with tax reporting matters relating to the payments contemplated by this Agreement. As part of the Intended Tax Treatment, the Purchase Price hereunder will be further allocated to and among the assets of the Company for purposes of Section 743 of the Code and otherwise as required for purposes of the Code as reasonably determined by the Company consistent with the applicable provisions of the Code and the regulations thereunder and the Company shall provide such allocation to Blueapple for Blueapple’s review and comment prior to finalization. The Parties shall file all Tax Returns in a manner that is consistent with the Intended Tax Treatment hereunder and shall not take a position on any Tax Return or in connection with any administrative or judicial or similar proceeding in respect of Taxes that is inconsistent with the Intended Tax Treatment, except as otherwise required by a determination within the meaning of Section 1313(a) of the Code.

(b)    Amendment and Waivers. Any provision of this Agreement may be amended or waived at any time prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each Party to this Agreement or, in the case of a waiver, by each

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Party against whom the waiver is to be effective; provided, that a waiver by the Company shall require the witten consent of Parent. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.

(c)    Entire Agreement. This Agreement, the Merger Agreement (including any exhibits hereto) and other agreements among the Parties as contemplated by or referred to herein and therein constitute the entire agreement among the Parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, among the Parties with respect to the subject matter hereof.

(d)    Governing Law. This Agreement and all Claims and causes of action hereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such State.

(e)    Consent to Jurisdiction. Each of the Parties irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware for the purposes of any suit, action or other proceeding arising out of or related to this Agreement, the other agreements contemplated hereby or any transaction contemplated hereby (or, solely if the Court of Chancery of the State of Delaware declines to accept jurisdiction over any such suit, action or other proceeding, any state or federal court within the State of Delaware) (the “Chosen Court”). Each of the Parties agrees to commence any action, suit or proceeding relating hereto in the applicable Chosen Court pursuant to the immediately preceding sentence. Each of the Parties irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in the applicable Chosen Court, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each of the Parties irrevocably waives any objections or immunities to jurisdiction to which it may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or relating to this Agreement or the transactions contemplated hereby which is instituted in any such court. Notwithstanding the foregoing, the Parties agree that a final trial court judgment in any such suit, action or other proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law; provided, however, that nothing in the foregoing shall restrict any Party’s rights to seek any post-judgment relief regarding, or any appeal from, such final trial court judgment. Each of the Parties agrees that service of process, summons, notice or document by registered mail addressed to it at the addresses set forth in Section 10(h) shall be effective service of process for any suit, action or proceeding brought in any such court.

(f)    Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE MERGER, OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(g)    Specific Performance. The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the Parties do not perform their obligations under the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that the Parties shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the courts

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described in Section 10(e) without proof of damages, this being in addition to any other remedy to which they are entitled under this Agreement and any other agreement executed in connection herewith, at law or in equity, and the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right, the Parties would not have entered into this Agreement. Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that the other Parties have an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or in equity. The Parties acknowledge and agree that any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 10(g) shall not be required to provide any bond or other security in connection with any such order or injunction.

(h)    Notices. All notices, requests and other communications to any Party hereunder shall be in writing (including email (provided, that such email states that it is a notice delivered pursuant to this Section 10(h)) and shall be given, if to Parent, to:

Global Payments Inc.

3550 Lenox Road

Atlanta, Georgia 30326

Attention:	David Green
Email:	[*****]

with a copy to (which shall not constitute notice):

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, NY 10019

Attention:	Jacob A. Kling
Email:	JAKling@wlrk.com

if to the Company, to:

EVO Payments, Inc.

Ten Glenlake Parkway

South Tower, Suite 950

Atlanta, Georgia 30328

Attention:	Kelli E. Sterrett
Email:	[*****]

with a copy to (which shall not constitute notice):

King & Spalding LLP

1180 Peachtree Street NE

Atlanta, Georgia 30309

Attention:	Keith Townsend

Zach Cochran

Robert Leclerc

Email:	KTownsend@KSLAW.com

ZCochran@KSLAW.com

RLeclerc@KSLAW.com

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if to Blueapple, to:

Blueapple, Inc.

515 Broadhollow Road

Melville, New York 11747

Attention:	Rafik R. Sidhom
Email:	[*****]

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP

601 Lexington Ave.

New York City, New York 10022

Attention:	Rachael G. Coffey, P.C.
Email:	rachael.coffey@kirkland.com

and

Kirkland & Ellis LLP

300 North LaSalle

Chicago, IL 60654

Attention:	Richard J. Campbell, P.C.

Rachel Cantor

Christine Lehman

Email:	rcampbell@kirkland.com

rachel.cantor@kirkland.com

christine.lehman@kirkland.com

or to such other address or email address as such party may hereafter specify for the purpose by notice to the other Parties. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.

(i)    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such a determination, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(j)    Construction. The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Sections are to Sections of this Agreement unless otherwise specified.

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The definition of terms herein shall apply equally to the singular and the plural. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The word “shall” shall be construed to have the same meaning as the word “will”. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. The word “extent” in the phrase “to the extent” means the degree to which a subject or thing extends, and such shall not mean simply “if”. The word “or” shall not be exclusive. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. Unless otherwise specified, references to any statute or law or any provision thereof shall be deemed to refer to such same as amended from time to time and to any rules or regulations promulgated thereunder. References to any agreement or Contract are to that agreement or Contract as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted. The phrase “date hereof” or “date of this Agreement” shall be deemed to refer to the date set forth in the preamble of this Agreement. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. The measure of a period of one (1) month or year for purposes of this Agreement will be the date of the following month or year corresponding to the starting date; and, if no corresponding date exists, then the end date of such period being measured will be the next actual date of the following month or year (for example, one (1) month following February 18 is March 18 and one (1) month following March 31 is May 1). References to “law”, “laws” or to a particular statute or law shall be deemed also to include any Applicable Law. Any references in this Agreement to “dollars” or “$” shall be to U.S. dollars. The terms “beneficially own,” “beneficially owned” and “beneficial owner” shall each have a correlative meaning.

(k)    Assignment. No party may assign, delegate or otherwise transfer, by operation of law or otherwise, any of its rights or obligations under this Agreement without the consent of each other party hereto; provided, that Parent or Merger Sub may assign this Agreement to any of its Affiliates in connection with the consummation of the Transactions (provided such assignment is in connection with an assignment of the Merger Agreement to the same Affiliate). No assignment by any Party shall relieve such Party of any of its obligations hereunder. Any purported assignment of this Agreement without the consent required by this Section 10(k) is null and void.

(l)    Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each Party shall have received a counterpart hereof signed by all of the other Parties hereto. Until and unless each Party has received a counterpart hereof signed by the other Parties, this Agreement shall have no effect and no Party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). Delivery of an executed counterpart of a signature page to this Agreement by “.pdf” format, scanned pages or electronic signature such as DocuSign shall be effective as delivery of a manually executed counterpart to this Agreement.

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IN WITNESS WHEREOF, the Parties have executed or caused this Agreement to be executed as of the date first written above.

BLUEAPPLE:

BLUEAPPLE, INC.

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Chief Executive Officer

PARENT:

GLOBAL PAYMENTS INC.

By:	/s/ David L. Green
Name:	David L. Green
Title:	Senior Executive Vice President, General Counsel and Corporate Secretary

COMPANY:

EVO PAYMENTS, INC.

By:	/s/ James G. Kelly
Name:	James G. Kelly
Title:	Chief Executive Officer

[Signature Page to Common Unit Purchase Agreement]

Schedule A

[*****]

Schedule B

[*****]

Exhibit 10.4

AMENDMENT NO. 1

TO THE

TAX RECEIVABLE AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Tax Receivable Agreement (the “Tax Receivable Agreement”), dated as of May 25, 2018, by and among EVO Payments, Inc. (the “Company”), EVO Investco, LLC (“Operating Company”) and the Members of Operating Company party thereto is entered into as of August 1, 2022, by and among the undersigned parties hereto (collectively, the “Parties”).

RECITALS

WHEREAS, the Company, the Operating Company and the Members of Operating Company are parties to the Tax Receivable Agreement;

WHEREAS, concurrently with the execution of this Amendment, the Company, Global Payments Inc., a Georgia corporation (“Parent”), and Falcon Merger Sub Inc., a Delaware corporation and a wholly-owned Subsidiary of Parent (“Merger Subsidiary”), are entering into that certain Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), pursuant to which, among other things, on the terms and subject to the conditions set forth in the Merger Agreement, Merger Subsidiary will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (“Merger”);

WHEREAS, concurrently with the execution of this Amendment, Blueapple, Inc. (“Blueapple”), the Company and Parent are entering into that certain Common Unit Purchase Agreement (the “CUPA”), pursuant to which, among other things, the Company, concurrently with the Merger, will acquire all of Blueapple’s Common Units in exchange for the Purchase Price (as such term is defined in the CUPA) pursuant to and in accordance with the terms of the CUPA (the “Blueapple Sale”);

WHEREAS, concurrently with the execution of this Amendment, MDCP Cardservices II LLC, Madison Dearborn Capital Partners VI-C, L.P. and MDCP Cardservices LLC (collectively, the “MDP Entities”), the Company, Parent and Merger Subsidiary are entering into that certain Voting and Support Agreement, pursuant to which, among other things, the MDP Entities will, automatically and without further action on the part of any party, exchange all of their Paired Interests (as such term is defined in that certain Exchange Agreement, dated as of May 22, 2018 by and among the Company, Operating Company and the other parties thereto (the “Exchange Agreement”)) for shares of Class A Common Stock of the Company (the “Exchange”), effective concurrently with and conditioned upon the Effective Time (as such term is defined in the Merger Agreement), following which the MDP Entities will be entitled to receive the Merger Consideration (as such term is defined in the Merger Agreement) pursuant to and in accordance with the terms of the Merger Agreement for the shares of Class A Common Stock so received;

WHEREAS, the Merger and the other transactions contemplated by the Merger Agreement constitute a Change of Control pursuant to the terms of the Tax Receivable Agreement;

WHEREAS, in connection with and contingent and conditioned upon consummation of the Merger and the transactions contemplated thereby, the Company desires to terminate the Tax Receivable Agreement and all amounts payable thereunder by paying to the TRA Payment Recipients, simultaneously and on the Closing Date of the Merger, the Final TRA Payments set forth herein; and

WHEREAS, the Parties desire to execute this Amendment to clarify (i) the amount of such Final TRA Payments, (ii) that the Tax Receivable Agreement will be terminated, automatically and without any further action of the Parties hereto, following the payment by the Company of such Final TRA Payments and (iii) certain other terms and conditions set forth below.

NOW, THEREFORE, in consideration of the promises and the mutual agreements and covenants hereinafter set forth, and intending to be legally bound, the Parties hereby agree as follows:

1.    Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein but not otherwise defined herein shall have the meaning assigned to such term in the Tax Receivable Agreement. This Amendment is intended to and shall constitute an amendment of the Tax Receivable Agreement. To the extent there is a conflict or inconsistency between the terms of this Amendment and the terms of the Tax Receivable Agreement (prior to giving effect to this Amendment), this Amendment shall govern.

2.    Tax Receivable Agreement Acceleration Upon Change of Control. The Parties agree that the consummation of the transactions contemplated by the Merger Agreement (including the Merger) will, if consummated in accordance with the terms of the Merger Agreement, constitute a “Change of Control” as defined in the Tax Receivable Agreement. Furthermore, the Parties agree that, notwithstanding anything to the contrary contained in the Tax Receivable Agreement and without any further action on the part of any Person (including the Parties), the Tax Receivable Agreement shall be terminated in its entirety upon payment of the Final TRA Payments described herein, and thereafter no Person shall have any further rights or obligations under the Tax Receivable Agreement; provided that, notwithstanding anything to the contrary in this Amendment, prior to the Effective Time and the payment of the Final TRA Payments, this Amendment shall not have any effect on the rights and obligations of the parties to the Tax Receivable Agreement set forth in the Tax Receivable Agreement.

3.    Final TRA Payments.

a.    The Parties agree that, on the Closing Date (as such term is defined in the Merger Agreement) (the “Closing Date”) at the Effective Time, the Company shall pay, or cause to be paid, simultaneously, to each TRA Payment Recipient, an amount equal to (i) the amount set forth opposite such TRA Payment Recipient’s name on Annex A hereto minus (ii) any payments made under the Tax Receivable Agreement to such TRA Payment Recipient between the date hereof and the Effective Time (such payment contemplated by clause (ii), the “Interim TRA Payment” and such payment as calculated pursuant to clause (i) and (ii), the “Final TRA Payment” and collectively, the “Final TRA Payments”) by wire transfer of immediately available funds to an account designated in writing by such TRA Payment Recipient to the Company prior to the Closing (as such term is defined in the Merger Agreement).

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b.    Annex A shall not be amended, modified or otherwise adjusted without the prior written consent of all of the Parties and Parent, except as contemplated by Section 3(a). Each TRA Payment Recipient hereby waives (and shall be deemed to waive) its right to receive any schedules, notices and documentation described in Article III or Article IV of the Tax Receivable Agreement relating to the calculation and payment of any Final TRA Payment. Upon receipt by a TRA Payment Recipient of its respective Final TRA Payment, the Company, Operating Company and their Affiliates (including Parent and its Affiliates following the Effective Time) shall have no further obligation under the Tax Receivable Agreement to such TRA Payment Recipient or any other Person claiming through such TRA Payment Recipient on account of such TRA Payment Recipient’s interest in the Tax Receivable Agreement, and each TRA Payment Recipient hereby accepts (and any TRA Payment Recipient not a Party to this Amendment shall be deemed to accept) such TRA Payment Recipient’s respective Final TRA Payment in full satisfaction of all amounts to which such TRA Payment Recipient is or would be entitled under the Tax Receivable Agreement and releases, remises and forever discharges the Company, Operating Company and their Affiliates (including Parent and its Affiliates following the Effective Time) and its and their respective successors, shareholders, directors, officers and employees from any obligation under the Tax Receivable Agreement, except for such TRA Payment Recipient’s right to receive its Final TRA Payment.

4.    Intended Tax Treatment. Consistent with the terms of the Tax Receivable Agreement, the Parties agree that for United States federal tax purposes (including Section 743 of the Code) and for similar purposes of state, local and foreign law, as applicable, (a) a portion of the Final TRA Payment paid to a TRA Payment Recipient hereunder is attributable to Common Units that were sold or exchanged by the TRA Payment Recipient (including the MDP Entities and Blueapple) in connection with transactions not contemplated by the Merger Agreement and is intended to be treated as additional consideration to such TRA Payment Recipient with respect to such Common Units, unless otherwise required by law, with a portion of such additional consideration treated as imputed interest to the extent required by law (as reasonably determined by the Company) (payments pursuant to this clause (a), “Historic TRA Payments”), and (b) the remainder of the Final TRA Payment paid to such TRA Payment Recipient is intended to be treated for all tax purposes as additional consideration payable to such TRA Payment Recipient hereunder by the Company for the Common Units exchanged by such TRA Payment Recipient (including the MDP Entities and Blueapple) concurrent with the Merger pursuant to the Voting and Support Agreement or the CUPA, as applicable (the “Intended Tax Treatment”). In connection with the payment of the Final TRA Payment to each TRA Payment Recipient, such TRA Payment Recipient will be provided a statement which sets forth the tax allocation of the Final TRA Payment to the Common Units exchanged as between clauses (a) and (b) of the foregoing. Any reduction to a Final TRA Payment by reason of any Interim TRA Payment pursuant to Section 3(a) shall reduce the Historic TRA Payments. The TRA Payment Recipients, on the one hand, and Parent and the Company, on the other hand, shall promptly provide each other with such additional information and assistance as reasonably requested by the other party in connection with tax reporting matters relating to the payments contemplated by this Amendment. As part of the Intended Tax Treatment, the Final TRA Payments hereunder will be further allocated to and among the assets of Operating Company for purposes of Section 743 of the Code and otherwise as required for purposes of the Code as reasonably determined by the Company consistent with the applicable provisions of the Code and the regulations thereunder and the Company shall provide such allocation to the MDP Entities and Blueapple for the MDP Entities’ and Blueapple’s review and

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comment prior to finalization. The Parties shall file all Tax Returns in a manner consistent with the Intended Tax Treatment hereunder and shall not take a position on any Tax Return or in connection with any administrative or judicial or similar proceeding in respect of Taxes that is inconsistent with the Intended Tax Treatment, except as otherwise required by a determination within the meaning of Section 1313(a) of the Code.

5.    Amendment Termination. This Amendment shall terminate, be void ab initio and be of no force and effect upon the earliest to occur of: (a) the valid termination of the Merger Agreement pursuant to Article 10 in accordance with its terms; (b) an amendment to the Merger Agreement effected without the consent of the Requisite TRA Payment Recipients that (x) decreases the amount of or changes the form, of Merger Consideration (as such term is defined in the Merger Agreement) or (y) extends the End Date (as such term is defined in the Merger Agreement) (other than in accordance with Section 10.01(b)(i) of the Merger Agreement); or (c) the occurrence of a Change of Control other than the transactions contemplated by the Merger Agreement. For the avoidance of doubt, the termination of this Amendment shall not by itself constitute a termination of the Tax Receivable Agreement. Following the termination of this Amendment, all obligations of each of the Parties under this Amendment will terminate, without any liability or other obligation on the part of any Party to any person in respect of this Amendment or the obligations hereunder, and no Party shall have any claim against another Party (and no person shall have any rights against another Party hereto), whether under contract, tort or otherwise, with respect to this Amendment or the obligations under this Amendment and the Tax Receivable Agreement shall remain in full force and effect. Notwithstanding the foregoing, nothing in this Amendment or any termination of this Amendment shall relieve any Party from liability from any Willful and Material Breach of this Amendment prior to such termination. The Parties acknowledge and agree that this Agreement has been approved, executed and delivered by all Persons required to amend the Tax Receivable Agreement pursuant Section 7.6(b) of the Tax Receivable Agreement.

6.    Amendments; Waivers. Notwithstanding anything to the contrary in Section 7.6(b) of the Tax Receivable Agreement, the Parties acknowledge and agree that neither this Amendment nor the Tax Receivable Agreement may be amended, restated, modified or supplemented and no provision hereof or thereof may be waived unless such amendment, restatement, modification, supplement or waiver is approved in writing by (a) Parent, (b) the Company and (c) the TRA Payment Recipients (including, in all circumstances, MDP and Blueapple) who would be entitled to receive more than fifty percent (50%) of the aggregate amount of the Early Termination Payments payable to all TRA Payment Recipients under the Tax Receivable Agreement if the Company had exercised its termination rights under Section 4.1(a) of the Tax Receivable Agreement on the date of the most recent Exchange prior to such amendment (excluding, for purposes of this sentence, all payments made to any TRA Payment Recipient pursuant to the Tax Receivable Agreement since the date of such most recent Exchange) (the “Requisite TRA Payment Recipients”).

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7.    Representations and Warranties of the Company and Operating Company. The Company and Operating Company each represent and warrant to the TRA Payment Recipients and Parent as follows (which representations and warranties shall survive until the expiration of the applicable statute of limitations):

a.    Such Party has all requisite corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder. Such Party is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation (except to the extent the “good standing” concept is not applicable in any relevant jurisdiction). The execution and delivery by such Party of this Amendment and the performance by such Party of this Amendment and the consummation by such Party of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of such Party. This Amendment has been duly and validly executed and delivered by such Party and constitutes a valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, except as such enforcement may be limited by general equitable principles or by applicable bankruptcy, insolvency, fraudulent transfer, moratorium, or similar laws, legal requirements and judicial decisions from time to time in effect which affect creditors’ rights generally.

b.    Neither the execution and delivery by such Party of this Amendment, nor the consummation by such Party of the transactions contemplated hereby, will (i) conflict with or violate any provision of the organizational documents of such Party, (ii) require on the part of the Company any notice to or filing with, or any permit, authorization, consent or approval of, any governmental entity or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to such Party or any of its properties or assets.

c.    Such Party acknowledges that no person has made any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding the TRA Payment Recipients furnished or made available to such Party and its representatives except as expressly set forth in this Amendment, the Merger Agreement, the CUPA or the Voting and Support Agreements (as such term is defined in the Merger Agreement).

8.    Representations and Warranties of the TRA Payment Recipients. Each of the TRA Payment Recipients listed on Annex A represents and warrants to the other Parties hereto and Parent as follows (which representations and warranties shall survive until the expiration of the applicable statute of limitations):

a.    Such Party has all requisite power and authority (corporate or otherwise) to execute and deliver this Amendment and to perform its obligations hereunder. Such Party is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation (except to the extent the “good standing” concept is not applicable in any relevant jurisdiction). The execution and delivery by such Party of this Amendment and the performance by such Party of this Amendment and the consummation by such Party of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of such Party. This Amendment has been duly and validly executed and delivered by such Party and constitutes a valid and binding obligation of such Party and each other person entitled to payment under the Tax Receivable Agreement, enforceable against such Party and each other person entitled to payment under the Tax Receivable Agreement in accordance with its terms, except as such enforcement may be limited by general equitable principles or by applicable bankruptcy, insolvency, fraudulent transfer, moratorium, or similar laws, legal requirements and judicial decisions from time to time in effect which affect creditors’ rights generally.

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b.    Neither the execution and delivery by such Party of this Amendment, nor the consummation by such Party of the transactions contemplated hereby, will (i) conflict with or violate any provision of the organizational documents of such Party, (ii) require on the part of such Party any notice to or filing with, or any permit, authorization, consent or approval of, any governmental entity or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to such Party or any of its properties or assets.

c.    Such Party acknowledges that no person has made any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding the Company furnished or made available to such Party and its representatives except as expressly set forth in this Amendment, the Merger Agreement, the CUPA or any Voting and Support Agreement (as defined in the Merger Agreement).

9.    Third Party Beneficiary. The Parties agree that Parent is an express third party beneficiary of this Amendment and this Amendment is enforceable by Parent in all respects and no provision of this Amendment may be modified, amended, adjusted or waived without Parent’s written consent.

10.    Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

a.    This Amendment and all claims and causes of action hereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such State.

b.    Each of the Parties irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware for the purposes of any suit, action or other proceeding arising out of or related to this Amendment, the other agreements contemplated hereby or any transaction contemplated hereby (or, solely if the Court of Chancery of the State of Delaware declines to accept jurisdiction over any such suit, action or other proceeding, any state or federal court within the State of Delaware) (the “Chosen Court”). Each of the Parties agrees to commence any action, suit or proceeding relating hereto in the applicable Chosen Court pursuant to the immediately preceding sentence. Each of the Parties irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of or related to this Amendment or the transactions contemplated hereby in the applicable Chosen Court, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each of the Parties irrevocably waives any objections or immunities to jurisdiction to which it may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or relating to this Amendment or the transactions contemplated hereby which is instituted in any such court. Notwithstanding the foregoing, the Parties agree that a final trial court judgment in any such suit, action or other proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law; provided, however, that nothing in the

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foregoing shall restrict any Party’s rights to seek any post-judgment relief regarding, or any appeal from, such final trial court judgment. Each of the Parties agrees that service of process, summons, notice or document by registered mail addressed to it at the addresses set forth in the Tax Receivable Agreement be effective service of process for any suit, action or proceeding brought in any such court.

c.    EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT, THE MERGER, THE MERGER AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

11.    Counterparts. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Delivery of an executed signature page to this Amendment by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.

12.    Entire Agreement. This Amendment, the Tax Receivable Agreement, the Merger Agreement (including any exhibits hereto), the Exchange Agreement, the CUPA and other agreements among the Parties as contemplated by or referred to herein and therein constitute the entire agreement among the Parties with respect to the subject matter of this Amendment and supersedes all prior agreements and understandings, both oral and written, among the Parties with respect to the subject matter hereof (including the Tax Receivable Agreement).

13.    Specific Performance. The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the Parties do not perform their obligations under the provisions of this Amendment in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that the Parties shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of this Amendment and to enforce specifically the terms and provisions hereof in the courts described in Section 10 without proof of damages, this being in addition to any other remedy to which they are entitled under this Amendment and any other agreement executed in connection herewith, at law or in equity, and the right of specific enforcement is an integral part of the transactions contemplated by this Amendment and without that right, the Parties would not have entered into this Amendment. Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that the other Parties have an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or in equity. The Parties acknowledge and agree that any Party seeking an injunction or injunctions to prevent breaches of this Amendment and to enforce specifically the terms and provisions of this Amendment in accordance with this Section 13 shall not be required to provide any bond or other security in connection with any such order or injunction.

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14.    Severability. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other Governmental Authority (as defined in the Merger Agreement) to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such a determination, the Parties shall negotiate in good faith to modify this Amendment so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

15.    Construction. The words “hereof”, “herein” and “hereunder” and words of like import used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment. References to Sections are to Sections of this Amendment unless otherwise specified. The definition of terms herein shall apply equally to the singular and the plural. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The word “shall” shall be construed to have the same meaning as the word “will”. Whenever the words “include”, “includes” or “including” are used in this Amendment, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. The word “extent” in the phrase “to the extent” means the degree to which a subject or thing extends, and such shall not mean simply “if”. The word “or” shall not be exclusive. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. Unless otherwise specified, references to any statute shall be deemed to refer to such statute as amended from time to time and to any rules or regulations promulgated thereunder. References to any agreement or Contract are to that agreement or Contract as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. This Amendment shall be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting or causing any instrument to be drafted. The phrase “date hereof” or “date of this Amendment” shall be deemed to refer to the date set forth in the preamble of this Amendment. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. The measure of a period of one (1) month or year for purposes of this Amendment will be the date of the following month or year corresponding to the starting date; and, if no corresponding date exists, then the end date of such period being measured will be the next actual date of the following month or year (for example, one (1) month following February 18 is March 18 and one (1) month following March 31 is May 1). References to “law”, “laws” or to a particular statute or law shall be deemed also to include any Applicable Law. Any references in Amendment Agreement to “dollars” or “$” shall be to U.S. dollars. The terms “beneficially own,” “beneficially owned” and “beneficial owner” shall each have a correlative meaning. “Willful and Material Breach” means a material breach of, or a material failure to perform, any covenant, representation, warranty or agreement set forth in this Amendment, in each case that is a consequence of an act undertaken by the breaching party or the failure by the breaching party to take an act it is required to take under this Amendment, with the actual knowledge that the taking of or failure to take such act would, or would be reasonably expected to, result in, constitute or cause a breach of this Amendment.

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16.    Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective when each Party shall have received a counterpart hereof signed by all of the other Parties hereto. Until and unless each Party has received a counterpart hereof signed by the other Parties, this Amendment shall have no effect and no Party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). Delivery of an executed counterpart of a signature page to this Amendment by “.pdf” format, scanned pages or electronic signature such as DocuSign shall be effective as delivery of a manually executed counterpart to this Amendment.

17.    Further Assurances. Subject to the terms and conditions of this Amendment, each Party shall use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary to fulfill such Party’s obligations under this Amendment.

18.    Expenses. All fees and expenses incurred in connection with the negotiation and execution of this Amendment and the transactions contemplated hereby shall be paid by the Party incurring such fees and expenses, whether or not the Merger or the transactions contemplated by this Amendment are consummated.

19.    Assignment. No Party may assign, delegate or otherwise transfer, by operation of law or otherwise, any of its rights or obligations under this Amendment without the consent of each other party hereto; provided, that Parent may assign its rights under this Amendment to any of its Affiliates in connection with the consummation of the Merger (provided such assignment is in connection with an assignment of the Merger Agreement to the same Affiliate). No assignment by any Party shall relieve such Party of any of its obligations hereunder. Any purported assignment of this Amendment without the consent required by this Section 19 is null and void.

[Signature Page Follows]

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IN WITNESS THEREOF, the undersigned has executed this Amendment as of the day and year first above written.

EVO PAYMENTS, INC.

By:	/s/ James G. Kelly
Name:	James G. Kelly
Title:	Chief Executive Officer

EVO INVESTCO, LLC.

By:	/s/ Kelli Sterrett
Name:	Kelli Sterrett
Title:	General Counsel & Secretary

By:	/s/ Thomas E. Panther
Name:	Thomas E. Panther
Title:	Chief Financial Officer

TRA PAYMENT RECIPIENTS

BLUEAPPLE, INC.

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Chief Executive Officer

MADISON DEARBORN CAPITAL PARTNERS VI-B, L.P.

By:	Madison Dearborn Partners VI-B, L.P.
Its:	General Partner

By:	Madison Dearborn Partners, LLC
Its:	General Partner

By:	/s/ Vahe Dombalagian
Name:	Vahe Dombalagian
Title:	Managing Director

[Signatures continue on following page]

[Signature Page to TRA]

MADISON DEARBORN CAPITAL PARTNERS VI EXECUTIVE-B, L.P.

By:	Madison Dearborn Partners VI-B, L.P.
Its:	General Partner

By:	Madison Dearborn Partners, LLC
Its:	General Partner

By:	/s/ Vahe Dombalagian
Name:	Vahe Dombalagian
Title:	Managing Director

MADISON DEARBORN CAPITAL PARTNERS VI-C, L.P.

By:	Madison Dearborn Partners VI-A&C, L.P.
Its:	General Partner

By:	Madison Dearborn Partners, LLC
Its:	General Partner

By:	/s/ Vahe Dombalagian
Name:	Vahe Dombalagian
Title:	Managing Director

MDCP Cardservices LLC

By:	Madison Dearborn Capital Partners VI-B, L.P.
Its:	Controlling Member

By:	Madison Dearborn Partners VI-B, L.P.
Its:	General Partner

By:	Madison Dearborn Partners, LLC
Its:	General Partner

By:	/s/ Vahe Dombalagian
Name:	Vahe Dombalagian
Title:	Managing Director

[Signature Page to TRA]

Annex A

[*****]